EXECUTION VERSION

Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 5, 2020, is by and among UNIVERSAL HEALTH REALTY INCOME TRUST, a real estate investment trust organized under the laws of the State of Maryland (the “Company”), the Subsidiary Guarantors party hereto, the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders hereunder (in such capacity, the “Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as hereinafter defined).

W I T N E S S E T H

WHEREAS, the Company, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Agent are parties to that certain Credit Agreement, dated as of March 27, 2018 (as amended, modified, extended, restated, replaced or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Company has requested that (a) the Agent and the Lenders amend the Credit Agreement to make certain modifications as more specifically set forth in this Amendment and (b) certain Lenders (individually, a “Revolving B Lender” and collectively, the “Revolving B Lenders”) provide a Revolving Facility Increase in the form of a separate tranche of Revolving Loans in an aggregate principal amount equal to $50,000,000 (the “Revolving B Commitments”); and

WHEREAS, (a) the Agent and the Lenders are willing to amend the Credit Agreement and (b) the Revolving B Lenders are willing to provide the Revolving B Commitments, in each case in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1Amendment to Credit Agreement.   From and after the First Amendment Effective Date, the Credit Agreement is amended to delete the stricken text (indicated textually in the same manner as the following example:  ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example:  double-underlined text) as set forth in the pages of the Credit Agreement attached as Annex A to this Amendment (the “Amended Credit Agreement”).

1.2Amendment to Schedules and Exhibits. The Schedules and Exhibits to the Credit Agreement are hereby amended and restated as set forth on Annex B attached to this Amendment. All other Schedules and Exhibits to the Credit Agreement shall not be modified or otherwise affected.

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ARTICLE II

CONDITIONS TO EFFECTIVENESS

2.1Closing Conditions.  This Amendment shall become effective as of the day and year set forth above (the “First Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Agent):

(a)Executed Amendment.  The Agent shall have received a copy of this Amendment duly executed by the Company, the Subsidiary Guarantors, the Revolving B Lenders, the Lenders (immediately prior to giving effect to this Amendment) and the Agent.

(b)Authority Documents.  The Agent shall have received, in form and substance reasonably satisfactory to the Agent, an officer’s certificate (i) certifying that the articles of incorporation or other organizational documents, as applicable, of each Credit Party that were delivered on the Closing Date remain true and complete as of the First Amendment Effective Date (or certified updates as applicable), (ii) attaching the articles of incorporation or other organizational documents, as applicable, of any Credit Party that were not delivered on the Closing Date, and certifying that they are true and complete as of the First Amendment Effective Date, (iii) certifying that the bylaws, operating agreements or partnership agreements of each Credit Party that were delivered on the Closing Date remain true and complete as of the First Amendment Effective Date (or certified updates as applicable), (iv) attaching the bylaws, operating agreements or partnership agreements of any Credit Party that were not delivered on the Closing Date and certifying that they are true and correct and in force and effect as of the First Amendment Effective Date, (v) attaching copies of the resolutions of the board of directors of each Credit Party approving and adopting this Amendment (including the Revolving B Commitments), the transactions contemplated herein and authorizing execution and delivery hereof, and certifying such resolutions to be true and correct and in force and effect as of the First Amendment Effective Date, (vi) attaching, unless waived by the Agent, certificates of good standing, existence or its equivalent with respect to each Credit Party certified as of a recent date by the appropriate Governmental Authorities of the state of incorporation or organization and (vii) certifying that each officer listed in the incumbency certification contained in such officer’s certificate is a duly elected and qualified officer of such Credit Party and such officer is duly authorized to execute and deliver on behalf of such Credit Party the Amendment.

(c)Fees and Expenses.  (i) The Agent shall have received from the Company (A) for the account of each of the Revolving B Lenders, an upfront fee for each Revolving B Lender equal to 0.25% of the principal amount of the Revolving B Commitments provided by such Revolving B Lender on the First Amendment Effective Date, (B) for the account of each of the Lenders party hereto, an amendment fee for such Lender party hereto equal to $10,000 and (C) such other fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby and (ii) King & Spalding LLP shall have received from the Company payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment.

(d)Legal Opinion.  The Agent shall have received an opinion or opinions of counsel for the Credit Parties, dated the First Amendment Effective Date and addressed to the Agent and the Lenders (including the Revolving B Lenders), in form and substance satisfactory to the Agent.

(e)Notes.  To the extent requested by a Revolving B Lender, each such Lender shall have received Notes in accordance with Sections 2.1(e) and 2.9(d) of the Credit Agreement, each duly executed by the Company and dated the First Amendment Effective Date.

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(f)Solvency.  The Agent shall have received a certificate from the Company executed by the Chief Financial Officer as to the financial condition, solvency and related matters of the Company and its Subsidiaries taken as a whole, in each case after giving effect to the any borrowings of the Revolving B Loans under the Revolving B Commitments made on the First Amendment Effective Date, in substantially the form of Exhibit 4.1(p) to the Amended Credit Agreement.

(g)Compliance with Laws.  The financings and other transactions contemplated by the Amendment and the Amended Credit Agreement shall be in compliance with all applicable laws and regulations (including all applicable securities and banking laws, rules and regulations).

(h)Bankruptcy.  There shall be no bankruptcy or insolvency proceedings pending or threatened with respect to the Company, any of its Subsidiaries or any Unconsolidated Affiliate.

(i)Officer’s Certificate.  The Agent shall have received a certificate executed by the President, Chief Financial Officer or Treasurer of the Company as of the First Amendment Effective Date stating that (i) no action, suit, investigation or proceeding is pending or, to the knowledge of the Company, threatened in any court or before any arbitrator or governmental instrumentality that purports to affect the Company, its Subsidiaries, any Unconsolidated Affiliate or any transaction contemplated by the Loan Documents, if such action, suit, investigation or proceeding could reasonably be expected to have a Material Adverse Effect and (ii) immediately after giving effect to this Amendment (including the initial borrowings of the Revolving B Commitments), the other Loan Documents and all the transactions contemplated herein and therein to occur on such date, (A) no Default or Event of Default exists, (B) all representations and warranties contained herein, the Amended Credit Agreement and in the other Loan Documents are true and correct in all material respects (other than any representations and warranties that contain a materiality qualification, which shall be true and correct), and (C) the Company is in compliance with each of the financial covenants set forth in Section 5.5 of the Amended Credit Agreement, and demonstrating compliance with such financial covenants.

(j)Patriot Act Certificate; Beneficial Ownership.  The Agent shall have received a certificate satisfactory thereto, substantially in the form of Exhibit 4.1(u) to the Amended Credit Agreement, for benefit of itself and the Lenders (including the Revolving B Lenders), provided by the Company that sets forth information required by the Anti-Money Laundering Laws, (including, without limitation, the Patriot Act) including, without limitation, the identity of the Company and the Guarantors, the name and address of the Company and the Guarantors and other information that will allow the Agent or any Lender (including any Revolving B Lender), as applicable, to identify the Company and the Guarantors in accordance with the Anti-Money Laundering Laws.  And any Credit Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered to each Lender (including any Revolving B Lender) that so requests, a Beneficial Ownership Certification in relation to such Credit Party.

ARTICLE III
MISCELLANEOUS

3.1Amended Terms.  On and after the First Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Amended Credit Agreement.  Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms. For the avoidance of doubt, the Lenders party hereto waive, on a one-time basis and with respect to the Revolving B Loans only, the “most favored nation” provision contained in Section 2.2(c) of the Amended Credit Agreement.

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3.2Representations and Warranties of Credit Parties.  Each of the Credit Parties represents and warrants as follows:

(a)It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d)The representations and warranties made by the Credit Parties in the Loan Documents (i) with respect to representations and warranties that contain a materiality qualification, are true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification, are true and correct in all material respects, in each case on and as of the date hereof as if made on and as of such date except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date.

(e)After giving effect to this Amendment and any funding of the Revolving B Commitment, no Default or an Event of Default shall have occurred and be continuing.

(f)The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens other than Permitted Liens.

(g)Other than as set forth herein, the Credit Party Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3Reaffirmation of Credit Party Obligations.  Each Credit Party hereby ratifies the Credit Agreement and other Loan Documents and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and other Loan Documents applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.  Furthermore, each Subsidiary Guarantor consents to the execution and delivery by the Company of this Amendment and acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any Obligations of the Company to the Lenders or any other obligation of the Company, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Company, (i) the Subsidiary Guaranty (A) is and shall continue to be a primary obligation of the Subsidiary Guarantors, (B) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (C) is and shall continue to be in full force and effect in accordance with its terms and (ii) the Pledge Agreement and the liens created thereunder shall continue in full force and effect to secure the Credit Party Obligations after giving effect to this Amendment.  Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Subsidiary Guarantors under the Subsidiary Guaranty or the Pledge Agreement.

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3.4Guarantor Accession.  The parties hereto acknowledge that (a) the Credit Parties failed to cause the Subsidiaries listed on Annex C hereto (the “Additional Subsidiaries”) to join the Subsidiary Guaranty and Pledge Agreement and deliver the pledges and other deliverables, in each case, as required under Section 5.33(a) of the Credit Agreement and (b) as of the First Amendment Effective Date, such Additional Subsidiaries have executed and delivered to the Agent, (i) a joinder to the Subsidiary Guaranty and the Pledge Agreement in substantially in the form of the Guarantor Accession (as defined in the Subsidiary Guaranty) and (ii) such organizational documents, secretary’s certificates and legal opinions in connection therewith as reasonably requested by the Agent. The Agent and the Lenders hereby waive any Default or Event of Default arising from such failure.

3.5Loan Document.  This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.6Expenses.  The Company agrees to pay all reasonable costs and fees and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Agent’s legal counsel.

3.7Further Assurances.  The Credit Parties agree to promptly take such action, upon the request of the Agent, as is necessary to carry out the intent of this Amendment.

3.8Entirety.  This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.9Counterparts; Telecopy.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed signature page counterpart hereof by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic association of signatures and records on electronic platforms, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, any other similar state laws based on the Uniform Electronic Transactions Act or the Uniform Commercial Code, each as amended, and the parties hereto hereby waive any objection to the contrary, provided that (x) nothing herein shall require the Agent to accept electronic signature counterparts in any form or format and (y) the Agent reserves the right to require, at any time and at its sole discretion, the delivery of manually executed counterpart signature pages to this Amendment and the parties hereto agree to promptly deliver such manually executed counterpart signature pages.

3.10No Actions, Claims, Etc.  As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Agent, the Lenders, or the Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

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3.11GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

3.12Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.13Consent to Jurisdiction; Service of Process and Venue; Waiver of Jury Trial.  The jurisdiction, service of process, venue and waiver of jury trial provisions set forth in Sections 9.13 and 9.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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UNIVERSAL HEALTH REALTY INCOME TRUST

FIRST AMENDMENT TO CREDIT AGREEMENT

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

COMPANY:	UNIVERSAL HEALTH REALTY INCOME TRust, a real estate investment trust organized under the laws of the State of Maryland

By: /s/ Cheryl K. Ramagano

Name: Cheryl K. Ramagano

Title: Vice President, Treasurer and Secretary

UNIVERSAL HEALTH REALTY INCOME TRUST

FIRST AMENDMENT TO CREDIT AGREEMENT

GUARANTORS:3811 Bell Medical Properties, LLC

ApaMed Properties, LLC

DesMed, LLC

Auburn Medical Properties II, LLC

HNV Medical Properties, LLC

Juniper Medical Properties, LLC

Madison Station Medical Properties, LLC

Osage Medical Properties, LLC

Santa Fe Scottsdale, LLC

Sheffield Properties, L.L.C.

Sierra Medical Properties, LLC

Riverdale Realty, L.L.C.

Spring Valley Medical Properties, LLC

Spring Valley Medical Properties II, LLC

653 Town Center Investments, LLC

653 Town Center Phase II, LLC

Sparks Medical Properties, LLC

73 Medical Building, LLC

Shiloh Medical Properties, LLC

Eagle Medical Properties, LLC

Hanover Medical Properties, LLC

DTX Medical Properties, LLC

UHT TRS, LLC

Palmdale Medical Properties, LLC

Paseo Medical Properties II, LLC

NWTX Medical Properties, LLC

Cimarron Medical Properties, LLC

Ottumwa Medical Properties, LLC

NSHE TX Bay City, LLC

NSHE TX Cedar Park, LLC

Centennial Medical Properties, LLC

Des Moines Medical Properties, LLC

Escanaba Medical Properties, LLC

southfield medical properties, LLC

By: Universal Health Realty Income Trust
Its sole member

By: /s/ Cheryl K. Ramagano

Name: Cheryl K. Ramagano
Title: Vice President, Treasurer and Secretary

UNIVERSAL HEALTH REALTY INCOME TRUST

FIRST AMENDMENT TO CREDIT AGREEMENT

Cypresswood Investments, L.P.

By: Universal Health Realty Income Trust
Its general partner

By: /s/ Cheryl K. Ramagano

Name: Cheryl K. Ramagano
Title: Vice President, Treasurer and Secretary

Oneida Medical Properties, LP
5004 Pool Road Properties, LP

By: Universal Health Realty Income Trust
Its limited partner

By: /s/ Cheryl K. Ramagano

Name: Cheryl K. Ramagano
Title: Vice President, Treasurer and Secretary

UHT/Ensemble Properties I, LLC

Deerval Properties, LLC

Cobre Properties, LLC

Willetta Medical Properties, LLC

By: Universal Health Realty Income Trust
Its member

By: /s/ Cheryl K. Ramagano

Name: Cheryl K. Ramagano
Title: Vice President, Treasurer and Secretary

By: UH/TRS, LLC
Its member

By: Universal Health Realty Income Trust
Its sole member

By: /s/ Cheryl K. Ramagano

Name: Cheryl K. Ramagano
Title: Vice President, Treasurer and Secretary

UNIVERSAL HEALTH REALTY INCOME TRUST

FIRST AMENDMENT TO CREDIT AGREEMENT

Pax Medical Holdings, LLC

By: Paseo Medical Properties II, LLC
Its sole member

By: Universal Health Realty Income Trust
Its sole member

By: /s/ Cheryl K. Ramagano

Name: Cheryl K. Ramagano
Title: Vice President, Treasurer and Secretary

Forney Deerval, LLC

By: Deerval Properties, LLC
Its sole member

By: Universal Health Realty Income Trust
Its member

By: /s/ Cheryl K. Ramagano

Name: Cheryl K. Ramagano
Title: Vice President, Treasurer and Secretary

By: UH/TRS, LLC
Its member

By: Universal Health Realty Income Trust
Its sole member

By: /s/ Cheryl K. Ramagano

Name: Cheryl K. Ramagano
Title: Vice President, Treasurer and Secretary

Forney Willetta, LLC

By: Willetta Medical Properties, LLC
Its sole member

By: Universal Health Realty Income Trust
Its member

UNIVERSAL HEALTH REALTY INCOME TRUST

FIRST AMENDMENT TO CREDIT AGREEMENT

By: /s/ Cheryl K. Ramagano

Name: Cheryl K. Ramagano
Title: Vice President, Treasurer and Secretary

By: UH/TRS, LLC
Its member

By: Universal Health Realty Income Trust
Its sole member

By: /s/ Cheryl K. Ramagano

Name: Cheryl K. Ramagano
Title: Vice President, Treasurer and Secretary

GULPH INVESTMENTS

By: /s/ Cheryl K. Ramagano

Name: Cheryl K. Ramagano
Title: Trustee

Monocacy Medical Properties, LLC

Hamburg Medical Building, LLC

LPDS MEDICAL PROPERTIES, LLC

By: Arlington Medical Properties, LLC

Its sole member

By: Universal Health Realty Income Trust
Its member

By: /s/ Cheryl K. Ramagano

Name: Cheryl K. Ramagano
Title: Vice President, Treasurer and Secretary

By: UH/TRS, LLC
Its member

By: Universal Health Realty Income Trust
Its sole member

By: /s/ Cheryl K. Ramagano

UNIVERSAL HEALTH REALTY INCOME TRUST

FIRST AMENDMENT TO CREDIT AGREEMENT

Name: Cheryl K. Ramagano
Title: Vice President, Treasurer and Secretary

RESLER MEDICAL PROPERTIES, LP

By: Arlington Medical Properties, LLC

Its limited partner

By: Universal Health Realty Income Trust
Its member

By: /s/ Cheryl K. Ramagano

Name: Cheryl K. Ramagano
Title: Vice President, Treasurer and Secretary

By: UH/TRS, LLC
Its member

By: Universal Health Realty Income Trust
Its sole member

By: /s/ Cheryl K. Ramagano

Name: Cheryl K. Ramagano
Title: Vice President, Treasurer and Secretary

By: LPDS Medical Properties, LLC

Its general partner

By: Arlington Medical Properties, LLC

Its sole member

By: Universal Health Realty Income Trust
Its member

By: /s/ Cheryl K. Ramagano

Name: Cheryl K. Ramagano
Title: Vice President, Treasurer and Secretary

By: UH/TRS, LLC
Its member

By: Universal Health Realty Income Trust
Its sole member

UNIVERSAL HEALTH REALTY INCOME TRUST

FIRST AMENDMENT TO CREDIT AGREEMENT

By: /s/ Cheryl K. Ramagano

Name: Cheryl K. Ramagano
Title: Vice President, Treasurer and Secretary

Saratoga hospital properties, Lp

By: Cimarron Medical Properties, LLC

Its general partner

By: Universal Health Realty Income Trust
Its sole member

By: /s/ Cheryl K. Ramagano

Name: Cheryl K. Ramagano
Title: Vice President, Treasurer and Secretary

UNIVERSAL HEALTH REALTY INCOME TRUST

FIRST AMENDMENT TO CREDIT AGREEMENT

AGENT:	WELLS FARGO BANK, NATION ASSOCIATION, as Agent, on behalf of the Lenders, Swingline Lender and Issuing Lender, Lender and Revolving B Lender

By: /s/ Andrea S. Chen

Name: Andrea S. Chen

Title: Managing Director

UNIVERSAL HEALTH REALTY INCOME TRUST

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:

Bank of America, N.A., as a Lender and Revolving B Lender

By: /s/ Joseph L. Corah

Name: Joseph L. Corah

Title: Director

UNIVERSAL HEALTH REALTY INCOME TRUST

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:

PNC Bank, National Association, as a Lender and Revolving B Lender

By: /s/ Emad N. Antoan

Name: Emad N. Antoan

Title: Senior Vice President

UNIVERSAL HEALTH REALTY INCOME TRUST

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:

Truist Bank., as a Lender and Revolving B Lender

By: /s/ Anton Brykalin

Name: Anton Brykalin

Title: Vice President

UNIVERSAL HEALTH REALTY INCOME TRUST

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:

Fifth Third Bank National Association, as a Lender and Revolving B Lender

By: /s/ Thomas Avery

Name: Thomas Avery

Title: Director

UNIVERSAL HEALTH REALTY INCOME TRUST

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:

JPMorgan Chase Bank, N.A., as a Lender and Revolving B Lender

By: /s/ Dawn Lee Lum

Name: Dawn Lee Lum

Title: Executive Director

UNIVERSAL HEALTH REALTY INCOME TRUST

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender and Revolving B Lender

By: /s/ Gordon Yip

Name:Gordon Yip

Title: Director

By: /s/ Jill Wong

Name:Jill Wong

Title: Director

Annex A

~~PUBLISHED~~Revolving A Commitments CUSIP NUMBER: 91359FAG7

Revolving B Commitments CUSIP NUMBER: _______

CREDIT AGREEMENT

(as amended by that certain First Amendment to Credit Agreement, dated as of June 5, 2020)

Dated as of March 27, 2018

by and among

UNIVERSAL HEALTH REALTY INCOME TRUST,

THE LENDERS PARTY HERETO

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent

BANK OF AMERICA, N.A.,

as Syndication Agent

FIFTH THIRD BANK,

JPMORGAN CHASE BANK, N.A.

and

SUNTRUST BANK,

as Co-Documentation Agents

WELLS FARGO SECURITIES, LLC,

and

~~MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED~~

BOFA SECURITIES, INC.,

as Joint Lead Arrangers and Joint Bookrunners

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UNIVERSAL HEALTH REALTY INCOME TRUST

FIRST AMENDMENT TO CREDIT AGREEMENT

TABLE OF CONTENTS

Page

ARTICLE I  DEFINITIONS1

Section 1.1	Defined Terms.1
Section 1.2	Other Definitional Provisions.~~26~~30
Section 1.3	Accounting Terms.~~26~~31
Section 1.4	Execution of Documents.~~27~~31
Section 1.5	Time References.~~27~~31
Section 1.6	Rates.32
Section 1.7	Divisions.32

ARTICLE II  LOANS; AMOUNTS AND TERMS~~27~~32

Section 2.1	Revolving Loans.~~27~~32
Section 2.2	Revolving Facility Increase.~~29~~34
Section 2.3	Letters of Credit.~~30~~36
Section 2.4	Fees.~~34~~40
Section 2.5	Commitment Reductions.~~35~~40
Section 2.6	Prepayments.~~35~~41
Section 2.7	Default Rate and Payment Dates.~~36~~42
Section 2.8	Conversion Options.~~37~~43
Section 2.9	Swingline Loan Subfacility.~~37~~43
Section 2.10	Computation of Interest and Fees; Usury.~~39~~45
Section 2.11	Pro Rata Treatment and Payments.~~40~~46
Section 2.12	Non-Receipt of Funds by the Agent.~~42~~48
Section 2.13	Inability to Determine Interest Rate.~~43~~50
Section 2.14 Yield Protection.	51
Section 2.15	Compensation for Losses.~~45~~52
Section 2.16	Taxes.~~46~~53
Section 2.17	Indemnification; Nature of Issuing Lender’s Duties.~~49~~56
Section 2.18	Illegality.~~50~~57
Section 2.19	Mitigation; Replacement of Lenders~~51~~57
Section 2.20	Cash Collateral.~~52~~58
Section 2.21	Defaulting Lenders.~~53~~59
Section 2.22	Extension of Maturity Date.~~55~~62

ARTICLE III  REPRESENTATIONS AND WARRANTIES~~56~~63

Section 3.1	Corporate Existence.~~56~~63
Section 3.2	Subsidiaries; Unconsolidated Affiliates.~~56~~63
Section 3.3	Authority, Etc.~~56~~64
Section 3.4	Binding Effect Of Documents, Etc.~~57~~64
Section 3.5	No Events Of Default, Etc.~~57~~64
Section 3.6	Title to Properties; Leases.~~57~~64
Section 3.7	Financial Statements.~~57~~65
Section 3.8	No Material Changes; No Internal Control Event, Full Disclosure, Etc.~~58~~65
Section 3.9	Permits; Patents; Copyrights.~~58~~65
Section 3.10	Litigation.~~58~~65
Section 3.11	Compliance With Other Instruments, Laws, Etc.~~58~~65

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Section 3.12	Tax Status; REIT Status.~~58~~66
Section 3.13	Investment Company Act.~~59~~66
Section 3.14	Absence of Financing Statements, Etc.~~59~~66
Section 3.15	Certain Transactions.~~59~~66
Section 3.16	Pension Plans.~~59~~67
Section 3.17	Margin Regulations.~~59~~67
Section 3.18	Environmental Matters.~~60~~67
Section 3.19	Use of Proceeds.~~60~~68
Section 3.20	Indebtedness.~~61~~68
Section 3.21	Solvency.~~61~~68
Section 3.22	Investments.~~61~~68
Section 3.23	Labor Matters.~~61~~69
Section 3.24	Accuracy and Completeness of Information.~~61~~69
Section 3.25	Material Contracts.~~62~~69
Section 3.26	Insurance.~~62~~69
Section 3.27	Anti-Terrorism; Anti-Corruption and Sanctions.~~62~~69
Section 3.28	Security Documents.~~62~~70

ARTICLE IV  CONDITIONS PRECEDENT~~62~~70

Section 4.1	Conditions Precedent to Closing.~~62~~70
Section 4.2	Conditions To Loans.~~65~~73

ARTICLE V  COVENANTS OF THE COMPANY~~66~~74

Section 5.1	Punctual Payment.~~66~~74
Section 5.2	Legal Existence, Etc.~~67~~74
Section 5.3	Financial Statements, Etc.~~67~~74
Section 5.4	Health Care Facilities ‑ Financial Statements, Etc.~~69~~76
Section 5.5	Financial Covenants.~~70~~77
Section 5.6	[Reserved].~~70~~78
Section 5.7	[Reserved].~~70~~78
Section 5.8	[Reserved].~~70~~78
Section 5.9	Indebtedness.~~70~~78
Section 5.10	Security Interests and Liens; Negative Pledge.~~72~~79
Section 5.11	No Further Negative Pledge; No Restrictive Agreements.~~72~~80
Section 5.12	Guarantees.~~73~~80
Section 5.13	Notice of Litigation And Judgments.~~73~~81
Section 5.14	Notice of Defaults; Material Adverse Effect.~~73~~81
Section 5.15	Notices With Regard to Health Care Operators.~~74~~81
Section 5.16	Books and Records.~~74~~82
Section 5.17	Maintenance of Properties.~~74~~82
Section 5.18	Insurance.~~74~~82
Section 5.19	Taxes.~~75~~82
Section 5.20	Compliance With Laws, Contracts, and Licenses; Beneficial Ownership Regulation.~~75~~82
Section 5.21	Access.~~75~~83
Section 5.22	ERISA Compliance.~~75~~83
Section 5.23	Reserves.~~76~~83
Section 5.24	Distributions.~~76~~84

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Section 5.25	Investments.~~76~~84
Section 5.26	Mortgage Loans.~~77~~85
Section 5.27	Construction Loans.~~77~~85
Section 5.28	Environmental Audits.~~78~~85
Section 5.29	Merger, Consolidation and Disposition of Assets.~~78~~86
Section 5.30	Sale and Leaseback.~~78~~86
Section 5.31	Use of Proceeds.~~79~~86
Section 5.32	Fiscal Year; Organizational Documents; Material Contracts.~~79~~87
Section 5.33	Guarantors.~~79~~87
Section 5.34	Pledged Assets.~~80~~87
Section 5.35	Further Assurances.~~80~~88
Section 5.36	Transactions with Affiliates.~~80~~88

ARTICLE VI  [RESERVED]~~80~~88

ARTICLE VII  EVENTS OF DEFAULT; ACCELERATION~~80~~88

Section 7.1	Events of Default.~~80~~88
Section 7.2	Acceleration; Remedies.~~83~~90

ARTICLE VIII  THE ADMINISTRATIVE AGENT~~83~~91

Section 8.1	Appointment and Authority.~~83~~91
Section 8.2	Nature of Duties.~~83~~91
Section 8.3	Exculpatory Provisions.~~84~~91
Section 8.4	Reliance by Agent.~~84~~92
Section 8.5	Notice of Default.~~85~~92
Section 8.6	Non-Reliance on Agent and Other Lenders.~~85~~93
Section 8.7	Indemnification.~~85~~93
Section 8.8	Agent in Its Individual Capacity.~~86~~93
Section 8.9	Successor Agent.~~86~~94
Section 8.10	Collateral and Guaranty Matters.~~86~~94
Section 8.11	Bank Products.~~87~~95

ARTICLE IX  MISCELLANEOUS~~87~~95

Section 9.1	Amendments, Waivers and Consents.~~87~~95
Section 9.2	Notices.~~89~~97
Section 9.3	No Waiver; Cumulative Remedies.~~91~~99
Section 9.4	Survival of Representations and Warranties.~~91~~100
Section 9.5	Payment of Expenses and Taxes; Indemnity.~~92~~100
Section 9.6	Successors and Assigns; Participations.~~93~~102
Section 9.7	Right of Set‑off; Sharing of Payments.~~97~~105
Section 9.8	Table of Contents and Section Headings.~~98~~107
Section 9.9	Counterparts; Effectiveness; Electronic Execution.~~98~~107
Section 9.10	Severability.~~99~~107
Section 9.11	Integration.~~99~~107
Section 9.12	Governing Law.~~99~~107
Section 9.13	Consent to Jurisdiction; Service of Process and Venue.~~99~~108
Section 9.14	Confidentiality.~~100~~108
Section 9.15	Acknowledgments.~~101~~109
Section 9.16	Waivers of Jury Trial.~~101~~109

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Section 9.17	Patriot Act Notice.~~101~~110
Section 9.18	Resolution of Drafting Ambiguities.~~101~~110
Section 9.19	Continuing Agreement.~~102~~110
Section 9.20	Press Releases and Related Matters.~~102~~110
Section 9.21	No Advisory or Fiduciary Responsibility.~~102~~110
Section 9.22	Responsible Officers.~~103~~111
Section 9.23	Acknowledgment and Consent to Bail-In of ~~EEA~~Affected Financial Institutions.~~103~~111
Section 9.24	Certain ERISA Matters.~~103~~112
Section 9.26	Acknowledgement Regarding Any Supported QFCs113

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EXHIBITS AND SCHEDULES

Exhibit 1.1(a)Form of Account Designation Letter

Exhibit 1.1(b)Form of Assignment and Assumption

Exhibit 1.1(c)Form of Bank Product Provider Notice

Exhibit 1.1(d)Form of Notice of Borrowing

Exhibit 1.1(e)Form of Notice of Conversion/Extension

Exhibit 1.1(f)Form of Subsidiary Guaranty

Exhibit 2.1(a)Form of Funding Indemnity Letter

Exhibit 2.1(e)Form of Revolving Note

Exhibit 2.6(a)Form of Notice of Prepayment

Exhibit 2.9(d)Form of Swingline Note

Exhibit 4.1(p)Form of Solvency Certificate

Exhibit 4.1(~~t~~u)Form of Patriot Act Certificate

Exhibit 5.3(d)Form of Compliance Certificate

Schedule 1.1Existing Letters of Credit

Schedule 2.1(a)Commitments

Schedule 3.1Corporate Existence

Schedule 3.2	Subsidiaries; Unconsolidated Affiliates; Capital Structure
Schedule 3.6	Title to Properties; Leases
Schedule 3.18	Environmental Matters
Schedule 3.25	Material Contracts
Schedule 3.26	Insurance
Schedule 5.9	Indebtedness

Schedule 5.10(f)Liens

Schedule 5.25(e)	Existing Investments

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CREDIT AGREEMENT

This CREDIT AGREEMENT is made as of March 27, 2018 among UNIVERSAL HEALTH REALTY INCOME TRUST, a real estate investment trust organized under the laws of the State of Maryland and having its principal place of business at 367 South Gulph Road, King of Prussia, Pennsylvania 19406 (the “Company”), the financial institutions from time to time party hereto (individually, a “Lender” and collectively, the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Agent”).

BACKGROUND

~~A~~A.The Company has requested that the Lenders provide a ~~$300 million~~ revolving credit facility for the purposes hereinafter set forth;

~~B~~B.The Lenders have agreed to make the requested revolving credit facility available to the Company on the terms and conditions hereinafter set forth;

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE ~~I~~I

DEFINITIONS

Section ~~1.1~~1.1Defined Terms.

The following terms shall have the meanings set forth in this Article I or elsewhere in the provisions of this Agreement referred to below:

“Account Designation Letter” shall mean the Notice of Account Designation Letter dated as of the Closing Date from the Company to the Agent substantially in the form of Exhibit 1.1(a).

“Acquisition Property” shall mean any improved, income producing Property owned by the Company or any of its Subsidiaries for fewer than four complete fiscal quarters, unless the Company has made a one-time election in writing to the Agent to treat such Property as a Health Care Facility (and no longer treat such Property as an Acquisition Property).

“Administrative Questionnaire” shall mean an Administrative Questionnaire in a form supplied by the Agent.

“Affected Financial Institution” shall mean (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” shall mean as to any Person, any other Person (excluding any Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person.  For purposes of this definition, (i) a Person shall be deemed to be “controlled by” a Person if such Person possesses, directly or indirectly, power either (a) to vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) to direct or cause the direction of the

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management and policies of such Person whether by contract or otherwise and (ii) any Unconsolidated Affiliate shall be deemed an Affiliate.  Notwithstanding the foregoing, neither the Agent nor any Lender shall be deemed an affiliate of the Company solely by reason of the relationship created by the Loan Documents.

“Agent” shall have the meaning set forth in the preamble hereto and shall include any successors in such capacity.

“Agreement” shall mean this Credit Agreement, including the Exhibits and Schedules hereto, as originally executed, or if this Agreement is amended, restated, modified, varied or supplemented from time to time, as so amended, restated, modified, varied or supplemented.

“Anti-Corruption Laws” shall mean all laws, rules, and regulations of any jurisdiction applicable to the Company or its Subsidiaries from time to time concerning or relating to bribery or corruption, including, without limitation, the United States Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder and the U.K. Bribery Act 2010 and the rules and regulations thereunder.

“Anti-Money Laundering Laws” shall mean any and all laws, statutes, regulations or obligatory government orders, decrees, ordinances or rules applicable to a Credit Party, its Subsidiaries or Affiliates related to terrorism financing or money laundering, including any applicable provision of the Patriot Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959).

“Applicable Law” shall mean all applicable provisions of constitutions, laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities and all orders and decrees of all courts and arbitrators.

“Applicable Margin” shall mean, for any day,

(a)with respect to any Revolving A Loans, the rate per annum set forth below opposite the applicable Level then in effect, it being understood that the Applicable Margin for ~~(a~~(i) Loans that are Base Rate Loans shall be the percentage set forth under the column “Base Rate Margin”, (~~b~~ii) Loans that are LIBOR Rate Loans or Swingline Loans shall be the percentage set forth under the column “LIBOR Rate Margin”, (~~c~~iii) the Letter of Credit Fee shall be the percentage set forth under the column “Letter of Credit Fee” and (~~d~~iv) the Revolving A Facility Fee shall be the percentage set forth under the column “Revolving A Facility Fee”:

Level	Total Leverage Ratio	Base Rate Margin	LIBOR Rate Margin	Letter of Credit Fee	Revolving A Facility Fee

I	less than 35%	10.0 bps	110.0 bps	110.0 bps	15.0 bps
II	greater than or equal to 35% but less than 40%	15.0 bps	115.0 bps	115.0 bps	20.0 bps
III	greater than or equal to 40% but less than 45%	20.0 bps	120.0 bps	120.0 bps	20.0 bps
IV	greater than or equal to 45% but less than 50%	25.0 bps	125.0 bps	125.0 bps	25.0 bps
V	greater than or equal to 50% but less than 55%	30.0 bps	130.0 bps	130.0 bps	30.0 bps
VI	greater than or equal to 55%	35.0 bps	135.0 bps	135.0 bps	35.0 bps

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(b)with respect to any Revolving B Loans, the rate per annum set forth below opposite the applicable Level then in effect, it being understood that the Applicable Margin for (i) Loans that are Base Rate Loans shall be the percentage set forth under the column “Base Rate Margin”, (ii) Loans that are LIBOR Rate Loans shall be the percentage set forth under the column “LIBOR Rate Margin”, and (iii) the Revolving B Facility Fee shall be the percentage set forth under the column “Revolving B Facility Fee”:

Level	Total Leverage Ratio	Base Rate Margin	LIBOR Rate Margin	~~Letter of Credit Fee~~	Revolving B Facility Fee

I	less than 35%	~~10.0~~85.0 bps	~~110.0 bps~~	~~110.0~~185.0 bps	15.0 bps
II	greater than or equal to 35% but less than 40%	~~15.0~~90.0 bps	~~115.0 bps~~	~~115.0~~190.0 bps	20.0 bps
III	greater than or equal to 40% but less than 45%	~~20.0~~95.0 bps	~~120.0 bps~~	~~120.0~~195.0 bps	20.0 bps
IV	greater than or equal to 45% but less than 50%	~~25.0~~100.0 bps	~~125.0 bps~~	~~125.0~~200.0 bps	25.0 bps
V	greater than or equal to 50% but less than 55%	~~30.0~~105.0 bps	~~130.0 bps~~	~~130.0~~205.0 bps	30.0 bps
VI	greater than or equal to 55%	~~35.0~~110.0 bps	~~135.0 bps~~	~~135.0~~210.0 bps	35.0 bps

The Applicable Margin shall, in each case, be determined and adjusted quarterly on the date five (5) Business Days after the date on which the Agent has received from the Company the financial information and the certifications required to be delivered to the Agent and the Lenders in accordance with the provisions of Sections 5.3(a), (b), (d) and (e) (each an “Interest Rate Determination Date”).  Such Applicable Margin shall be effective from such Interest Rate Determination Date until the next such Interest Rate Determination Date.  The initial Applicable Margins for Revolving B Loans shall be based on Level III and shall remain at such level until the first Interest Rate Determination Date occurring after the delivery of the officer’s compliance certificate pursuant to Section 5.3(d) for the quarter ended ~~March 31~~June 30, ~~2018~~2020.  After the Closing Date, if the Company shall fail to provide the financial information or certifications in accordance with the provisions of Sections 5.3(a), (b), (d) and (e), the Applicable Margin shall, on the date five (5) Business Days after the date by which the Company was so required to provide such financial information or certifications to the Agent and the Lenders, be based on Level VI until such time as such information or certifications or corrected information or corrected certificates are provided, whereupon the Level shall be determined by the then current Total Leverage Ratio.  In the event that any financial information or certification provided to the Agent in accordance with the provisions of Sections 5.3(a), (b), (d) and (e) is shown to be inaccurate (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period (an “Applicable Period”) than the Applicable Margin applied for such Applicable Period, the Company shall immediately (~~a~~a) deliver to the Agent a corrected compliance certificate for such Applicable Period,

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(~~b~~b) determine the Applicable Margin for such Applicable Period based upon the corrected compliance certificate, and (~~c~~c) immediately pay to the Agent for the benefit of the Lenders the accrued additional interest and other fees owing as a result of such increased Applicable Margin for such Applicable Period, which payment shall be promptly distributed by the Agent to the Lenders entitled thereto.  It is acknowledged and agreed that nothing contained herein shall limit the rights of the Agent and the Lenders under the Loan Documents, including their rights under Sections 2.7 and 7.1.

“Applicable Percentage” shall mean, with respect to any Lender, (a) with respect to such Lender’s Revolving A Commitment at any time, the percentage of the total Revolving A Commitments represented by such Lender’s Revolving A Commitment~~.~~;  ~~If~~provided if the Revolving A Commitments have terminated or expired, the Applicable Percentage of each Lender with respect to its Revolving A Commitment shall be determined based on the Revolving A Commitments most recently in effect, giving effect to any assignments and (b) with respect to such Lender’s Revolving B Commitment at any time, the percentage of the total Revolving B Commitments represented by such Lender’s Revolving B Commitment;  provided if the Revolving B Commitments have terminated or expired, the Applicable Percentage of each Lender with respect to its Revolving B Commitment shall be determined based on the Revolving B Commitments most recently in effect, giving effect to any assignments.

“Applicable Swingline Lender” shall mean one of the Swingline Lenders chosen by the Company for a specific Swingline Loan.

“Approved Fund” shall mean any Fund that is administered, managed or underwritten by (~~a~~a) a Lender, (~~b~~b) an Affiliate of a Lender or (~~c~~c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arrangers” shall mean WFS and ~~Merrill Lynch, Pierce, Fenner & Smith Incorporated~~BofA Securities, Inc. or its designated affiliate, in their capacity as joint lead arrangers and joint bookrunners, and their respective successors.

“Assignment and Assumption” shall mean an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 9.6), and accepted by the Agent, in substantially the form of Exhibit 1.1(b) or any other form approved by the Agent.

“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable ~~EEA~~ Resolution Authority in respect of any liability of an ~~EEA~~Affected Financial Institution.

“Bail-In Legislation” shall mean, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bank of America” shall mean Bank of America, N.A., a national banking association, together with its successors and/or assigns.

“Bank Product” shall mean any of the following products, services or facilities extended to any Credit Party or any Subsidiary by any Bank Product Provider:  (a) Cash Management Services; (b)

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products under any Hedging Agreement; and (c) commercial credit card, purchase card and merchant card services; provided, however, that for any of the foregoing to be included as “Credit Party Obligations” for purposes of a distribution under Section 2.11(b), the applicable Bank Product Provider must have previously provided a Bank Product Provider Notice to the Agent which shall provide the following information:  (i) the existence of such Bank Product and (ii) the maximum dollar amount (if reasonably capable of being determined) of obligations arising thereunder (the “Bank Product Amount”).  The Bank Product Amount may be changed from time to time upon written notice to the Agent by the Bank Product Provider.  Any Bank Product established from and after the time that the Lenders have received written notice from the Company or the Agent that an Event of Default exists, until such Event of Default has been waived in accordance with Section 9.1, shall not be included as “Credit Party Obligations” for purposes of a distribution under Section 2.11(b).

“Bank Product Provider” shall mean any Person that provides Bank Products to a Credit Party or any Subsidiary to the extent that (~~a~~a) such Person is a Lender, an Affiliate of a Lender or any other Person that was a Lender (or an Affiliate of a Lender) at the time it entered into the Bank Product but has ceased to be a Lender (or whose Affiliate has ceased to be a Lender) under this Agreement or (~~b~~b) such Person is a Lender or an Affiliate of a Lender on the Closing Date and the Bank Product was entered into on or prior to the Closing Date (even if such Person ceases to be a Lender or such Person’s Affiliate ceased to be a Lender).

“Bank Product Provider Notice” shall mean a notice substantially in the form of Exhibit 1.1(c).

“Bankruptcy Code” shall mean the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.

“Bankruptcy Event” shall mean any of the events described in Section 7.1(f).

“Base Rate” shall mean, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (c) the sum of (i) LIBOR (as determined pursuant to the definition of LIBOR), for an Interest Period of one (1) month commencing on such day plus (ii) 1.00%, in each instance as of such date of determination.  For purposes hereof: “Prime Rate” shall mean, at any time, the rate of interest per annum publicly announced or otherwise identified from time to time by Wells Fargo at its principal office in Charlotte, North Carolina as its prime rate.  Each change in the Prime Rate shall be effective as of the opening of business on the day such change in the Prime Rate occurs.  The parties hereto acknowledge that the rate announced publicly by Wells Fargo as its Prime Rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks; and “Federal Funds Effective Rate” ~~shall mean~~means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System ~~arranged by federal funds brokers~~, as published ~~on the next succeeding Business Day~~ by the Federal Reserve Bank of New York~~, or,~~ on the Business Day next succeeding such day, provided that if such rate is not so published ~~on the next succeeding~~for any day which is a Business Day, the Federal Funds Rate for such day shall be the average of the ~~quotations~~quotation for ~~the~~such day ~~of~~on such transactions received by the Agent from three federal funds brokers of recognized standing selected by ~~it~~the Agent.  If for any reason the Agent shall have determined (which determination shall be conclusive in the absence of manifest error) (A) that it is unable to ascertain the Federal Funds Effective Rate, for any reason, including the inability or failure of the Agent to obtain sufficient quotations in accordance with the terms above or (B) that the Prime Rate or LIBOR no longer accurately reflects an accurate determination of the prevailing Prime Rate or LIBOR, the Agent may select a reasonably comparable replacement index or source to use as one of the bases for determining the Base Rate, until the circumstances giving rise to such inability no longer exist.  Any change in the Base Rate due to a change in any of the foregoing will become effective on the effective

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date of such change in the Federal Funds Effective Rate, the Prime Rate or LIBOR for an Interest Period of one (1) month.  Notwithstanding anything contained herein to the contrary, (x) to the extent that the provisions of Section 2.13 shall be in effect in determining LIBOR, the Base Rate shall be the greater of (~~i~~i) the Prime Rate in effect on such day and (~~ii~~ii) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (y) in the event that the Base Rate is less than zero (0), the Base Rate shall be deemed to be zero (0).

“Base Rate Loans” shall mean Revolving Loans that bear interest based on the Base Rate.

“Benchmark Replacement” shall mean the sum of: (a) the alternate benchmark rate (which may include Term SOFR) that has been selected by the Agent and the Company giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to LIBOR for U.S. dollar-denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement.

“Benchmark Replacement Adjustment” shall mean, with respect to any replacement of LIBOR with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Agent and the Company giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time.

“Benchmark Replacement Conforming Changes” shall mean, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Agent in a manner substantially consistent with market practice (or, if the Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Agent decides is reasonably necessary in connection with the administration of this Agreement).

“Benchmark Replacement Date” shall mean the earlier to occur of the following events with respect to LIBOR:

(a)in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of LIBOR permanently or indefinitely ceases to provide LIBOR; and

(b)in the case of clause (c) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

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“Benchmark Transition Event” shall mean the occurrence of one or more of the following events with respect to LIBOR:

(a)a public statement or publication of information by or on behalf of the administrator of LIBOR announcing that such administrator has ceased or will cease to provide LIBOR, permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR;

(b)a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for LIBOR, a resolution authority with jurisdiction over the administrator for LIBOR or a court or an entity with similar insolvency or resolution authority over the administrator for LIBOR, which states that the administrator of LIBOR has ceased or will cease to provide LIBOR permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR; or

(c)a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR announcing that LIBOR is no longer representative.

“Benchmark Transition Start Date” shall mean (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Agent or the Required Lenders, as applicable, by notice to the Company, the Agent (in the case of such notice by the Required Lenders) and the Lenders.

“Benchmark Unavailability Period” shall mean, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to LIBOR and solely to the extent that LIBOR has not been replaced with a Benchmark Replacement, the period (a) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced LIBOR for all purposes hereunder in accordance with Section 2.13(b) and (b) ending at the time that a Benchmark Replacement has replaced LIBOR for all purposes hereunder pursuant to Section 2.13(b).

“Beneficial Ownership Certification” shall mean a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” shall mean 31 CFR § 1010.230.

“Business” shall have the meaning set forth in Section 3.18.

“Business Day” shall mean any day other than a Saturday, Sunday or other day on which commercial banks in Charlotte, North Carolina or New York, New York are authorized or required by law to close, it being recognized that a Business Day relating to interest calculated or payable by the reference to the LIBOR Rate shall also exclude any day on which banks in London, England are not open for dealings in Dollar deposits in the London interbank market.

“Capital Lease” shall mean any lease of property, real or personal, the obligations with respect to which are required to be capitalized on a balance sheet of the lessee in accordance with GAAP.

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“Cash Collateralize” shall mean to pledge and deposit with or deliver to the Agent, for the benefit of the Agent, the applicable Issuing Lender or Applicable Swingline Lender, as the case may be, and the Lenders, as collateral for LOC Obligations, obligations in respect of Swingline Loans, or obligations of Lenders to fund participations in respect of either thereof (as the context may require), cash or deposit account balances or, if the applicable Issuing Lender or Applicable Swingline Lender benefiting from such collateral shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to (a) the Agent and (b) the applicable Issuing Lender or the Applicable Swingline Lender, as the case may be.  “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.

“Cash Management Services” shall mean any services provided from time to time to any Credit Party or Subsidiary in connection with operating, collections, payroll, trust, or other depository or disbursement accounts, including automatic clearinghouse, controlled disbursement, depository, electronic funds transfer, information reporting, lockbox, stop payment, overdraft and/or wire transfer services and all other treasury and cash management services.

“CERCLA” shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980.

“Change in Law” shall mean the occurrence, after the date of this Agreement, of any of the following:  (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Class” means, when used in reference to any Revolving Loan, whether such Loan is a Revolving A Loan or Revolving B Loan and, when used in reference to any Commitment, whether such Commitment is a Revolving A Commitment or a Revolving B Commitment.

“Closing Date” shall mean the date of this Agreement.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Collateral” shall mean a collective reference to the collateral which is identified in, and at any time will be covered by, the Security Documents.

“Company” shall have the meaning set forth in the preamble hereto.

“Commitment” shall mean the Revolving A Commitments, the Revolving B Commitments, the LOC Commitment and the Swingline Commitment, individually or collectively, as appropriate.

“Commitment Period” shall mean (~~a~~a) with respect to Revolving A Loans and Swingline Loans, the period from and including the Closing Date to but excluding the Maturity Date ~~and~~for Revolving A Loans, (~~b~~b) with respect to Letters of Credit, the period from and including the Closing Date to but excluding the Letter of Credit Expiration Date and (c) with respect to Revolving B Loans, the period from

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and including the First Amendment Effective Date to but excluding the Maturity Date for Revolving B Loans.

“Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.).

“Communications” shall have the meaning set forth in Section 9.2(d)(ii).

“Connection Income Taxes” shall mean Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated Subsidiary” shall mean, as of any date, any Subsidiary or other entity the results of whose operations are, for financial accounting purposes, consolidated with the results of the operations of the Company and its other Consolidated Subsidiaries in accordance with GAAP.

“Construction-in-Process” shall mean cash expenditures for land and improvements with respect to Development Properties determined in accordance with GAAP.

“Construction Loans” shall mean secured loans from time to time made by the Company or any of its Consolidated Subsidiaries to various borrowers the proceeds of which are designated for the construction of Health Care Facilities or for the acquisition of real estate and the construction thereon of Health Care Facilities.

“Contractual Obligation” shall mean, as to any Person, any provision of any security issued by such Person or of any contract, agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

“Credit Party” shall mean any of the Company or the Guarantors.

“Credit Party Obligations” shall mean, without duplication, (~~a~~a) the Obligations and (~~b~~b) for purposes of the Security Documents and the Subsidiary Guaranty and all provisions under the other Loan Documents relating to the Collateral, the sharing thereof and/or payments from proceeds of the Collateral, all Bank Product Debt (other than any Excluded Swap Obligation).

“Debtor Relief Laws” shall mean the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect.

“Default” shall mean any event which but for the giving of notice or the lapse of time or both would constitute an Event of Default.

“Default Rate” shall mean (~~a~~a) when used with respect to the Obligations, other than Letter of Credit Fees, an interest rate equal to (~~i~~i) for Base Rate Loans (~~A~~A) the Base Rate plus (~~B~~B) the Applicable Margin, then in effect, applicable to Base Rate Loans plus (~~C~~C) 2.00% per annum and (~~ii~~ii) for LIBOR Rate Loans, (~~A~~A) the LIBOR Rate plus (~~B~~B) the Applicable Margin, then in effect, applicable to LIBOR Rate Loans plus (~~C~~C) 2.00% per annum, (~~b~~b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Margin, then in effect, applicable to Letter of Credit Fees plus 2.00% per annum and (~~c~~c) when used with respect to any other fee or amount due hereunder, a rate equal to the Applicable Margin, then in effect, applicable to Base Rate Loans plus 2.00% per annum.

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“Defaulting Lender” shall mean, subject to Section 2.21(g), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Agent and the Company in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Agent, any Issuing Lender, any Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two Business Days of the date when due unless subject to a good faith dispute, (b) has notified the Company, the Agent or any Issuing Lender or Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Agent or the Company, to confirm in writing to the Agent and the Company that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Agent and the Company), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Agent that a Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.21(g)) upon delivery of written notice of such reasonable determination to the Company, each Issuing Lender, each Swingline Lender and each Lender.

“Development Property” shall mean any Property owned by the Company or any of its Consolidated Subsidiaries on which the construction of new buildings constituting a Health Care Facility has been commenced and is continuing (or has recently been completed until such time as the Company has made an election in writing to the Agent to treat such Property as a Health Care Facility (and no longer treat such Property as a Development Property)).

“Distribution” shall mean (~~i~~i) the declaration or payment of any dividend on or in respect of any shares of any class of capital stock of the Company or any Subsidiary other than dividends payable solely in shares of common stock of the Company or such Subsidiary; (~~ii~~ii) the purchase, redemption, or other retirement of any shares of any class of capital stock of the Company or any Subsidiary directly or indirectly or otherwise; (~~iii~~iii) the return of capital by the Company or any Subsidiary to its shareholders as such; or (~~iv~~iv) any other distribution on or in respect of any shares of any class of capital stock of the Company or any Subsidiary.

“Dollars” or “$” shall mean dollars in lawful currency of the United States of America.

“Domestic Subsidiary” shall mean any Subsidiary that is organized and existing under the laws of the United States or any state or commonwealth thereof or under the laws of the District of Columbia.

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“Drawdown Date” shall mean (i) with respect to a Loan, the date on which any Loan is made or is to be made and (ii) with respect to a Letter of Credit, the date any Letter of Credit is issued or extended.

“Early Opt-in Election” shall mean the occurrence of:

(a)(i) a determination by the Agent or (ii) a notification by the Required Lenders to the Agent (with a copy to the Company) that the Required Lenders have determined that U.S. dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 2.13(b) are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace LIBOR, and

(b)(i) the election by the Agent or (ii) the election by the Required Lenders to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Agent of written notice of such election to the Company and the Lenders or by the Required Lenders of written notice of such election to the Agent.

“EBITDA” shall mean, for any fiscal period, with respect to the Company and its Consolidated Subsidiaries, the sum of (i) Net Income for such period plus (ii) expenses for interest on Indebtedness and for Facility Fees, Letter of Credit Fees and any other fees in connection with the borrowing of money or the maintenance of letters of credit by such Person, plus (iii) depreciation and amortization plus (iv) transaction costs and write-offs of fees and expenses relating to the transactions contemplated under this Agreement, in each case determined for such period in accordance with GAAP but excluding, in any event, the impact of gains and losses from extraordinary items, write-offs of straight-line rent related to sold assets, asset sales (including the sale of real estate) or write-ups/write-downs and forgiveness of indebtedness. The Company’s and its Consolidated Subsidiaries’ pro rata share (based on their percentage ownership interest) of the foregoing components for Unconsolidated Affiliates will be included in the calculation of EBITDA.

“EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” shall mean any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any credit institution or investment firm established in any EEA Member Country.

“Eligible Assignee” shall mean (~~a~~a) a Lender, (~~b~~b) an Affiliate of a Lender, (~~c~~c) an Approved Fund and (~~d~~d) any other Person (other than a natural person) approved by (~~i~~i) the Agent, (~~ii~~ii) in the case of any assignment of a Revolving A Commitment, the applicable Issuing Lender and (~~iii~~iii) unless an Event of Default has occurred and is continuing, the Company (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include (~~A~~A) any Credit Party or any of the Credit Party’s Affiliates or Subsidiaries or (~~B~~B) any Defaulting Lender or any Subsidiary of a Defaulting Lender or any Person who, upon becoming a Lender hereunder would constitute a Defaulting Lender.

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“Eligible Ground Lease” shall mean, at any time, a lease (a) under which the Company or a Guarantor is the lessee or holds equivalent rights and is the fee owner of the improvements or has a valid lease in existing improvements located thereon, (b) except as otherwise noted in the proviso below, that has a remaining term of not less than thirty (30) years (including the initial term and any additional extension options that are solely at the option of such Credit Party), (c) under which any required rental payment, principal or interest payment or other payment due under such lease from the Company or from such Guarantor to the ground lessor is not more than sixty (60) days past due and any required rental payment, principal or interest payment or other payment due to the Company or such Guarantor under any sublease of the applicable real property lessor is not more than sixty (60) days past due, (d) where no party to such lease is subject to a then continuing Bankruptcy Event, and (e) such ground lease (or a related document executed by the applicable ground lessor) contains customary provisions protective of any lender to the lessee; provided that, a ground lease with a remaining term of less than thirty (30) years but greater than twenty (20) years (in each case, including the initial term and any additional extension options that are solely at the option of such Credit Party) (each a “Specified Ground Lease”) shall nonetheless be deemed to satisfy the requirement of clause (b) above but in no event shall the portion of Unencumbered Asset Value attributable to all Unencumbered Assets which are subject to Specified Ground Leases exceed 10% of Unencumbered Asset Value at any time.

“Environmental Laws” shall mean any and all applicable foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirement of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time be in effect during the term of this Agreement.

“Equity Interests” shall mean (~~a~~a) in the case of a corporation, capital stock, (~~b~~b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (~~c~~c) in the case of a partnership, partnership interests (whether general, preferred or limited), (~~d~~d) in the case of a limited liability company, membership interests and (~~e~~e) any other interest or participation that confers or could confer on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, without limitation, options, warrants and any other “equity security” as defined in Rule 3a11-1 of the Exchange Act.

“Equity Issuance” shall mean any issuance by the Company or any Subsidiary to any Person of (a) shares of its Equity Interests, (b) any shares of its Equity Interests pursuant to the exercise of options or warrants, (c) any shares of its Equity Interests pursuant to the conversion of any debt securities to equity or (d) any options or warrants relating to its Equity Interests.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder, as amended from time to time.

“ERISA Affiliate” shall mean any Person which is treated as a single employer with the Company under Section 414 of the Code.

“Eurodollar Reserve Percentage” shall mean for any day, the percentage (expressed as a decimal ~~and~~ that shall in no case be rounded upwards~~, if necessary, to the next higher 1/100th of 1%~~) which is in effect for such day as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any basic, supplemental or emergency reserves) in respect of Eurocurrency liabilities, as defined in Regulation D of such Board as in effect from time to time, or any similar category of liabilities for a member bank of the Federal Reserve System in New York City.

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“EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor thereto), as in effect from time to time.

“Event of Default” shall mean any event described in Article VII hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Excluded Swap Obligation” shall mean, with respect to any Credit Party, any Swap Obligation if, and to the extent that, all or a portion of the liability of such Credit Party for or the guarantee of such Credit Party of, or the grant by such Credit Party of a security interest to secure, such Swap Obligation (or any liability or guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Credit Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the liability for or the guarantee of such Credit Party or the grant of such security interest becomes effective with respect to such Swap Obligation (such determination being made after giving effect to any applicable keepwell, support or other agreement for the benefit of the applicable Credit Party, including under Section 15 of the Subsidiary Guaranty).  If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal for the reasons identified in the immediately preceding sentence of this definition.

“Excluded Subsidiary” shall mean (a) each of those Subsidiaries identified as an Excluded Subsidiary on sub-part A of Schedule 3.2 attached hereto, (b) any other Subsidiary that is acquired or formed following the Closing Date and designated by the Company at any time thereafter as an Excluded Subsidiary or (c) any Subsidiary that was a Subsidiary Guarantor but is subsequently designated by the Company as an Excluded Subsidiary pursuant to the terms of Section 5.33(b), in the case of each of clauses (a), (b) and (c) only to the extent such Subsidiary (i) is organized as a single purpose entity, (ii) owns directly one or more Health Care Facilities and (iii) is a party to, or in connection with being designated as an Excluded Subsidiary will incur, Non-Recourse Debt (including Non-Recourse Debt of the type described in clause (y) of the definition thereof) the terms of which do (or will) not permit such Subsidiary to be a Guarantor hereunder or would cause such Subsidiary to be in default of such obligation as a result of becoming a Guarantor hereunder; provided, further that, upon any Subsidiary Guarantor being designated as an Excluded Subsidiary in accordance with the provisions of Section 5.33(b), (x) such Subsidiary shall be released from all of its obligations under the Subsidiary Guaranty and the Pledge Agreement and shall no longer be a Subsidiary Guarantor hereunder or under the other Loan Documents and (y) the Equity Interests of such Subsidiary shall be released from the pledge under the Pledge Agreement.

“Excluded Taxes” shall mean any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured net income (however denominated), franchise Taxes, and branch profits Taxes, in each case (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) backup withholding tax imposed under Section 3406 of the Code on amounts payable to a Lender other than a Foreign Lender, (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Company under Section 2.19(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender pursuant to an Applicable Law in effect at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional

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amounts from the Company with respect to such withholding tax pursuant to Section 2.16, (d) is attributable to such Foreign Lender’s failure or inability (other than as a result of a Change in Law) to comply with Section 2.16(e) and (e) any United States federal withholding Taxes imposed under FATCA.

“Existing Letters of Credit” shall mean those certain letters of credit set forth on Schedule 1.01 attached hereto.

“Extension of Credit” shall mean, as to any Lender, the making of a Loan by such Lender, any conversion of a Loan from one Type to another Type, any extension of any Loan or the issuance, extension or renewal of, or participation in, a Letter of Credit or Swingline Loan by such Lender.

“Facility Fee” shall ~~have~~mean the ~~meaning set forth in Section 2.4(a)~~Revolving A Facility Fee and the Revolving B Facility Fee, individually or collectively, as appropriate.

“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, and any applicable intergovernmental agreements entered into in connection with the implementation of the foregoing (including any legislation, rules or practices adopted pursuant to any such intergovernmental agreement).

“FCPA” ~~has~~shall have the meaning set forth in Section 3.27(b).

“Facility Cash Flow Available for Debt Service” shall mean for any fiscal period of an owner or operator of a Health Care Facility, the Net Income of such Person plus (i) expenses for interest on Indebtedness and for Facility Fees, Letter of Credit Fees and any other fees in connection with the borrowing of money by such person plus (ii) depreciation and amortization plus (iii) rental expenses plus (iv) management fees plus (v) intercompany interest expenses, in each case to the extent attributable to such Health Care Facility and determined for such period and in accordance with GAAP.

“Facility Coverage Ratio” shall mean for any fiscal period of an owner or operator of a Health Care Facility, the ratio of (a) Facility Cash Flow Available for Debt Service attributable to such Health Care Facility to (b) interest expense plus current maturities of long‑term Indebtedness plus rental expense, in each case to the extent attributable to such Health Care Facility and determined for such period and in accordance with GAAP.

“Federal Funds Effective Rate” shall have the meaning set forth in the definition of Base Rate.

“Fee Letters” shall mean each of (i) the letter agreement dated February 16, 2018, addressed to the Company from Wells Fargo and WFS, as amended, modified, extended, restated, replaced, or supplemented from time to time ~~and~~, (ii) the letter agreement dated February 16, 2018, addressed to the Company from  Bank of America and BofA Securities, Inc. (f/k/a Merrill Lynch, Pierce, Fenner & Smith Incorporated), as amended, modified, extended, restated, replaced, or supplemented from time to time and (iii) the letter agreement dated June 3, 2020, addressed to the Company from Wells Fargo and WFS, as amended, modified, extended, restated, replaced, or supplemented from time to time.

“First Amendment Effective Date” shall mean June 5, 2020.

“Fixed Charge Coverage Ratio” shall mean, as of any date of determination, the ratio of (i) EBITDA for the four consecutive fiscal quarter period then ended to (ii) Total Fixed Charges for the four consecutive fiscal quarter period then ended.

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“Foreign Lender” shall mean any Lender that is organized under the laws of a jurisdiction other than that in which the Company is resident for tax purposes.  For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Foreign Subsidiary” shall mean any Subsidiary that is not a Domestic Subsidiary.

“Fronting Exposure” shall mean, at any time there is a Defaulting Lender under the Revolving A Facility, (~~a~~a) with respect to any Issuing Lender, such Defaulting Lender’s Applicable Percentage of the outstanding LOC Obligations with respect to Letters of Credit issued by such Issuing Lender other than LOC Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (~~b~~b) with respect to any Swingline Lender, such Defaulting Lender’s Applicable Percentage of outstanding Swingline Loans made by such Swingline Lender other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof.

“Fund” shall mean any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“GAAP” shall mean generally accepted accounting principles as in effect from time to time in the United States, applied in a manner consistent with those used in preparing the financial statements delivered to the Agent prior to the Closing Date, subject, however, in the case of determination of compliance with the financial covenants set forth in Section 5.5 to the provisions of Section 1.3.

“Government Acts” shall have the meaning set forth in Section 2.17(a).

“Governmental Authority” shall mean the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guarantor” shall mean each Subsidiary of the Company that executes the Subsidiary Guaranty on the Closing Date and any Subsidiary that executes and/or joins the Subsidiary Guaranty from time to time.

“Health Care Facility” or “Health Care Facilities” shall mean, individually or collectively as appropriate, real estate and improvements thereon used exclusively or primarily for the delivery of health or human services, including but not limited to hospitals, clinics, long term care facilities, custodial care facilities (including but not limited to childcare centers), congregate care facilities, assisted living facilities, surgery centers and medical office buildings.

“Hedging Agreements” shall mean, with respect to any Person, any agreement entered into to protect such Person against fluctuations in interest rates, or currency or raw materials values, including, without limitation, any interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more counterparties, any foreign currency exchange agreement, currency protection agreements, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements.

“Incremental Increase Amount” shall have the meaning set forth in Section 2.2(a).

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“Indebtedness” shall mean, without duplication, with respect to any Person, all indebtedness, liabilities and other obligations of such Person which would, in accordance with GAAP, be classified upon a balance sheet of such Person as liabilities but in any event including:

(~~a~~a)all debt and similar monetary obligations, whether direct or indirect, including, without limitation, all obligations of such Person for borrowed money or with respect to deposits or advances of any kind and all obligations of such Person evidenced by bonds, debentures, notes or similar instruments;

(~~b~~b)all guaranties of such Person, endorsements and other contingent liabilities and other obligations of such Person, whether direct or indirect in respect of indebtedness of others, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, and any obligations to reimburse the issuer in respect of any letters of credit;

(~~c~~c)all liabilities and other obligations to the extent not, included in clause (a) above secured by any mortgage, lien, pledge, charge, security interest or other encumbrance in respect of property owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligations;

(~~d~~d)all indebtedness, liabilities and other obligations of such Person arising under any conditional sale or other title retention agreement, whether or not the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property;

(~~e~~e)all indebtedness, liabilities and other obligations of such Person in respect of capitalized leases of real and personal property;

(~~f~~f)all cash obligations of such Person then due under Hedging Agreements;

(~~g~~g)the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product plus any accrued interest thereon (excluding operating leases);

(h)all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business); and

(i)all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person or any warrant, right or option to acquire such Equity Interest, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends.

“Indemnified Taxes” shall mean (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Company under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitee” shall have the meaning set forth in Section 9.5(b).

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“Interest Expense” shall mean for any fiscal period for the Company and its Consolidated Subsidiaries on a consolidated basis, an amount equal to the sum of the following with respect to Total Indebtedness: (i) total interest expense, accrued in accordance with GAAP plus (ii) all capitalized interest determined in accordance with GAAP (but excluding costs in connection with development projects until such time as such costs are expensed in accordance with GAAP), plus (iii) the amortization of deferred financing costs.

“Interest Payment Date” shall mean (~~a~~a) as to any Base Rate Loan or any Swingline Loan, the last Business Day of each March, June, September and December during the term of this Agreement and on the applicable Maturity Date, (~~b~~b) as to any LIBOR Rate Loan having an Interest Period of three months or less, the last day of such Interest Period, (~~c~~c) as to any LIBOR Rate Loan having an Interest Period longer than three months, (~~i~~i) each day which is three months after the first day of such Interest Period and (~~ii~~ii) the last day of such Interest Period and (~~d~~d) as to any Loan which is the subject of a mandatory prepayment required pursuant to Section 2.6(b), the date that such prepayment is due.

“Interest Period” shall mean, with respect to any LIBOR Rate Loan,

(~~a~~a)initially, the period commencing on the Drawdown Date or conversion date, as the case may be, with respect to such LIBOR Rate Loan and ending one, two, three, or six months thereafter as selected by the Company in the Notice of Borrowing or Notice of Conversion/Extension given with respect thereto; and

(~~b~~b)thereafter, each period commencing on the last day of the immediately preceding Interest Period applicable to such LIBOR Rate Loan and ending one, two, three, or six months thereafter as selected by the Company by irrevocable notice to the Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto; provided that the foregoing provisions are subject to the following:

(~~i~~i)if any Interest Period pertaining to a LIBOR Rate Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

(~~ii~~ii)any Interest Period pertaining to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month;

(~~iii~~iii)if the Company shall fail to give notice as provided above, the Company shall be deemed to have selected a Base Rate Loan to replace the affected LIBOR Rate Loan;

(~~iv~~iv)no Interest Period in respect of any Loan shall extend beyond the Maturity Date for such Loan; and

(~~v~~v)no more than ten (10) LIBOR Rate Loans may be in effect at any time as a sum total under the Revolving A Facility and the Revolving B Facility; provided that, for purposes hereof, LIBOR Rate Loans with different Interest Periods shall be considered as separate LIBOR Rate Loans, even if they shall begin on the same date and have the same duration, although borrowings, extensions and conversions may, in

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accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new LIBOR Rate Loan with a single Interest Period.

“Internal Control Event” shall mean a material weakness in, or fraud that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting, in each case as described in the Securities Laws.

“Investments” shall mean all expenditures made and all liabilities incurred (contingently or otherwise) for the acquisition of stock, partnership or limited liability company interests or Indebtedness of, and including loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person, or for the acquisition of real estate or interests therein.  In determining the aggregate amount of Investments outstanding at any particular time: (a) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed; (b) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid; (c) there shall be deducted in respect of each such investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (d) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that interest included as provided in the foregoing clause (b) may be deducted when paid; and (e) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

“Issuing Lenders” shall mean Wells Fargo and Bank of America, in each case, together with any successor.

“Issuing Lender Fees” shall have the meaning set forth in Section 2.4(c).

“Lender” shall mean any of the several banks and other financial institutions as are, or may from time to time become parties to this Agreement (including, for the avoidance of doubt, each Revolving B Lender); provided that notwithstanding the foregoing, “Lender” shall not include any Credit Party or any of the Credit Party’s Affiliates or Subsidiaries.

“Lending Office” shall mean, with respect to any Lender, the office of such Lender maintaining such Lender’s Extensions of Credit.

“Letter of Credit” shall mean (~~a~~a) any letter of credit issued by an Issuing Lender pursuant to the terms hereof, as such letter of credit may be amended, modified, restated, extended, renewed, increased, replaced or supplemented from time to time in accordance with the terms of this Agreement and (~~b~~b) any Existing Letter of Credit, in each case as such letter of credit may be amended, modified, extended, renewed or replaced from time to time in accordance with the terms of this Agreement.

“Letter of Credit Expiration Date” shall have the meaning set forth in Section 2.3(a).

“Letter of Credit Facing Fee” shall have the meaning set forth in Section 2.4(c).

“Letter of Credit Fee” shall have the meaning set forth in Section 2.4(b).

“LIBOR” shall mean, subject to the implementation of a Benchmark Replacement ~~Rate~~ in accordance with Section 2.13(b), for any interest rate calculation with respect to a LIBOR Rate Loan, the rate of interest per annum determined on the basis of the rate for deposits in Dollars for a period equal to the applicable Interest Period as published by the ICE Benchmark Administration Limited, a United

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Kingdom company, or a comparable or successor quoting service approved by the Agent, at approximately 11:00 a.m. (London time) two (2) London Banking Days prior to the first day of the applicable Interest Period.  If, for any reason, such rate is not so published then “LIBOR” shall be determined by the Agent to be the arithmetic average of the rate per annum at which deposits in Dollars would be offered by first class banks in the London interbank market to the Agent at approximately 11:00 a.m. (London time) two (2) London Banking Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period.  Each calculation by the Agent of LIBOR shall be conclusive and binding for all purposes, absent manifest error.

Notwithstanding the foregoing, (x) in no event shall LIBOR (including, without limitation, any Benchmark Replacement ~~Rate~~ with respect thereto) be less than 0% and (y) unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 2.13(b), in the event that a Benchmark Replacement ~~Rate~~ with respect to LIBOR is implemented then all references herein to LIBOR shall be deemed references to such Benchmark Replacement ~~Rate~~.

“LIBOR Rate” shall mean a rate per annum ~~(rounded upwards, if necessary, to the next higher 1/100th of 1%)~~ determined by the Agent pursuant to the following formula:

LIBOR Rate = LIBOR

1.00 - Eurodollar Reserve Percentage

“LIBOR Rate Loans” shall mean Loans that bear interest at an interest rate based on the LIBOR Rate.

“LIBOR Reference Rate” shall mean a rate determined by reference to the LIBOR Rate for a one (1) month interest period that would be applicable for a Loan at the LIBOR Rate, as such rate may fluctuate in accordance with changes in the LIBOR Rate on a daily basis.  If such rate is not available at such time for any reason, then the rate for that interest period will be determined by an alternate method as reasonably selected by the Lender.

“LIBOR Tranche” shall mean the collective reference to LIBOR Rate Loans whose Interest Periods begin and end on the same day.

“Lien” shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, (~~a~~a) any conditional sale or other title retention agreement and any Capital Lease having substantially the same economic effect as any of the foregoing, (~~b~~b) the filing of, or the agreement to give, any UCC financing statement) and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Loans” shall mean the Revolving A Loans, the Revolving B Loans and/or the Swingline Loans, as appropriate, and “Loan” shall mean any one of them.

“Loan Documents” shall mean collectively, this Agreement, the Notes, the Subsidiary Guaranty, the LOC Documents, the Fee Letters and the Security Documents and any document or instrument delivered pursuant to or in connection with this Agreement or the LOC Documents (including, without limitation, any guaranty delivered in connection with this Agreement), each as amended and in effect from time to time.

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“LOC Commitment” shall mean the commitment of the Issuing Lenders to issue Letters of Credit and with respect to each Revolving A Lender, the commitment of such Lender to purchase Participation Interests in the Letters of Credit up to such Lender’s Revolving A Commitment Percentage of the LOC Committed Amount.

“LOC Commitment Percentage” shall mean, with respect to Wells Fargo, 50% of the LOC Committed Amount, and with respect to Bank of America, 50% of the LOC Committed Amount.

“LOC Committed Amount” shall have the meaning set forth in Section 2.3(a).

“LOC Documents” shall mean, with respect to any Letter of Credit, such Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (~~a~~a) the rights and obligations of the parties concerned or (~~b~~b) any collateral for such obligations.

“LOC Obligations” shall mean, at any time, the sum of (~~a~~a) the maximum amount which is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit plus (~~b~~b) the aggregate amount of all drawings under Letters of Credit honored by the Issuing Lenders but not theretofore reimbursed.

“London Banking Day” ~~means~~shall mean any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank Eurodollar market.

“Mandatory LOC Borrowing” shall have the meaning set forth in Section 2.3(e).

“Mandatory Swingline Borrowing” shall have the meaning set forth in Section 2.9(b)(ii).

“Material Acquisition” shall mean any acquisition with total consideration in excess of 10% of Total Asset Value (measured prior to giving effect to such acquisition).

“Material Adverse Effect” shall mean (A) a material adverse change in, or a material adverse effect on, the operations, business, assets, properties, liabilities (actual or contingent) or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, (B)  a material impairment of the rights and remedies of the Agent or any Lender under any Loan Document, or of the ability of the Credit Parties, taken as a whole, to perform their obligations, when such obligations are required to be performed, under any Loan Document to which it is a party or (C) a material adverse effect upon the legality, validity, binding effect or enforceability against any Credit Party of any Loan Document to which it is a party.

“Material Contract” shall mean any contract or other arrangement, whether written or oral, to which the Company or any of its Subsidiaries (other than Excluded Subsidiaries) is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could reasonably be expected to have a Material Adverse Effect.

“Materials of Environmental Concern” shall mean any gasoline or petroleum (including crude oil or any extraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, perchlorate, polychlorinated biphenyls and urea-formaldehyde insulation.

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“Maturity Date” shall mean, ~~the date that is four (4) years following the Closing Date~~March 27, 2022; provided that, if the Company elects the extension option under Section 2.22 with respect to the Revolving A Loans, upon satisfaction of the conditions set forth in such Section 2.22, the Maturity Date with respect to the Revolving A Loans shall be extended as set forth in Section 2.22; provided, however, if such date is not a Business Day, the Maturity Date with respect to the Revolving A Loans shall be the next preceding Business Day.

“Maximum Leverage Level” shall have the meaning set forth in Section 5.5(b).

“Maximum Unencumbered Leverage Level” shall have the meaning set forth in Section 5.5(e).

“Moody’s” shall mean Moody’s Investors Service, Inc.

“Mortgage Loans” shall mean loans from time to time made by the Company or any Consolidated Subsidiary, in each case secured by a first mortgage lien on a Health Care Facility.

“Net Cash Proceeds” shall mean the aggregate cash or Cash Equivalents proceeds received by the Company or any Subsidiary in respect of any Equity Issuance, net of (a) direct costs (including, without limitation, legal, accounting and investment banking fees, and sales commissions) (b) taxes paid or payable as a result thereof; it being understood that “Net Cash Proceeds” shall include, without limitation, any cash or Cash Equivalents received upon the sale or other disposition of any non-cash consideration received by the Company or any Subsidiary in any Equity Issuance.

“Net Income” shall mean for any fiscal period of the Company, the net income (or loss), after income taxes, of the Company and its Consolidated Subsidiaries on a consolidated basis as determined in accordance with GAAP.

“Non-Defaulting Lender” shall mean, at any time, each Lender that is not a Defaulting Lender at such time.

“Non‑Recourse Debt” shall mean (x) in the case of any Person other than an Excluded Subsidiary or an Unconsolidated Affiliate, Indebtedness of the Company or its Subsidiaries which is at all times non‑recourse in nature to the Company or any of its Subsidiaries, except to the extent of any recourse to an asset of the Company or a Subsidiary purchased or otherwise financed by such Indebtedness (including, without limitation, Indebtedness of multi‑member limited liability companies in which the Company or any of its Subsidiaries has an ownership interest, but only to the extent that such Indebtedness remains non-recourse to the Company or any of its Subsidiaries (other than, in the event such multi-member limited liability company is a Subsidiary, such Subsidiary)), (y) in the case of an Excluded Subsidiary, Indebtedness of such Excluded Subsidiary which is at all times non-recourse in nature to the Company or its Subsidiaries (except such Excluded Subsidiary or assets of such Excluded Subsidiary) or (z) in the case of an Unconsolidated Affiliate, Indebtedness of such Unconsolidated Affiliate which is at all times non-recourse in nature to the Company or its Subsidiaries.

“Normalized Adjusted FFO” shall mean, for any fiscal period with respect to the Company, “funds from operations” as defined in accordance with the resolutions adopted by the Board of Governors of the National Association of Real Estate Investment Trusts as in effect from time to time; provided that Normalized Adjusted FFO shall at all times exclude (a) charges for impairment losses from property sales, (b) stock-based compensation, (c) write-offs or reserves of straight-line rent related to sold assets, (d) amortization of debt costs, and (e) non-recurring charges, including without limitation acquisition expenses, non-cash charges related to the write-off of deferred equity and financing costs.

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“Notes” shall mean the Revolving Notes and/or the Swingline Notes, as applicable.

“Notice of Borrowing” shall mean a request for a Revolving Loan borrowing pursuant to Section 2.1(b)(i) or a request for a Swingline Loan borrowing pursuant to Section 2.9(b)(i), as appropriate.  A Form of Notice of Borrowing is attached as Exhibit 1.1(d).

“Notice of Conversion/Extension” shall mean the written notice of conversion of a LIBOR Rate Loan to a Base Rate Loan or a Base Rate Loan to a LIBOR Rate Loan, or extension of a LIBOR Rate Loan, in each case substantially in the form of Exhibit 1.1(e).

“Notice of Prepayment” shall have the meaning set forth in Section 2.6(a).

“Obligations” shall mean, collectively, all of the obligations, Indebtedness and liabilities of the Credit Parties to the Lenders (including the Issuing Lenders) and the Agent, whenever arising, under this Agreement, the Notes or any of the other Loan Documents, including principal, interest, fees, costs, charges, expenses, professional fees, reimbursements, all sums chargeable to the Credit Parties or for which any Credit Party is liable as an indemnitor and whether or not evidenced by a note or other instrument and indemnification obligations and other amounts (including, but not limited to, any interest accruing after the occurrence of a filing of a petition of bankruptcy under the Bankruptcy Code with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code); provided that, anything to the contrary contained in the foregoing notwithstanding, the Obligations shall exclude any Excluded Swap Obligation.

“OFAC” shall mean the U.S. Department of the Treasury’s Office of Foreign Assets Control.

“Other Non-Guarantor Subsidiary” shall mean any Subsidiary of the Company which is not required to be a Guarantor hereunder pursuant to Section 5.33(a).

“Other Connection Taxes” shall mean, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” shall mean all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19).

“Participant” ~~has~~shall have the meaning assigned to such term in clause (d) of Section 9.6.

“Participant Register” ~~has~~shall have the meaning assigned to such term in clause (d) of Section 9.6.

“Participation Interest” shall mean a participation interest purchased by a Revolving A Lender in LOC Obligations as provided in Section 2.3(c) and in Swingline Loans as provided in Section 2.9.

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“Patriot Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)), as amended or modified from time to time.

“Payment Event of Default” shall mean an Event of Default specified in Section 7.1(a).

“PBGC” shall mean the Pension Benefit Guaranty Corporation or any successor agency.

“Permitted Liens” shall have the meaning set forth in Section 5.10(g).

“Pension Plan” shall mean pension plan shall include (a) any multi employer plan within the meaning of Section 3(37) of ERISA, (b) any employee benefit plan within the meaning of Section 3(3) of ERISA, other than plans described in (a) above and (c) any employee pension benefit plan within the meaning of Section 3(2) of ERISA the benefits of which are guaranteed on termination in full or in part by PBGC pursuant to Title IV of ERISA, other than plans described in (a) above, each as maintained or contributed to by the Company or any ERISA Affiliate.

“Person” shall mean any corporation, unincorporated association, partnership, trust, organization, business, individual or other legal entity and any government or any governmental agency or political subdivision thereof.

“Pledge Agreement” shall mean the Pledge Agreement dated as of the Closing Date executed by the Credit Parties in favor of the Agent, for the benefit of the Secured Parties, as the same may from time to time be amended, modified, extended, restated, replaced, or supplemented from time to time in accordance with the terms hereof and thereof.

“Prime Rate” shall have the meaning set forth in the definition of Base Rate.

“Pro Forma Basis” shall mean, with respect to any transaction, that such transaction shall be deemed to have occurred as of the first day of the four-quarter period ending as of the most recent quarter end preceding the date of such transaction for which financial statement information is available; provided, for purposes of Section 5.9(c), 5.9(h) and 5.25(e), the rental income for any newly-acquired Health Care Facility which is used for purposes of such calculation shall be based on the amounts contractually due under any related leases that are then in effect; provided, further, that any such calculations made on a Pro Forma Basis shall be adjusted by (A) excluding from Total Asset Value and Unencumbered Asset Value, the actual value of any assets sold by the Company or any of its Subsidiaries since the last day of the prior fiscal quarter and (B) adding to Total Asset Value and Unencumbered Asset Value, the undepreciated GAAP book value (after any impairments) of any Acquisition Properties  acquired (or to be acquired with any borrowing) by (x) in the case of Total Asset Value, the Company or any of its Subsidiaries or (y) in the case of Unencumbered Asset Value, the Company or any Guarantor, in each case since the last day of the most recently ended fiscal quarter for which financial statement information is available.

“Property” shall mean any parcel of real property, and improvements thereon, which is owned, leased or operated by the Company or its Consolidated Subsidiaries and which is located in the United States of America or the District of Columbia or any Specified Jurisdiction.

“Recipient” shall mean (a) the Agent, (b) any Lender or (c) any Issuing Lender, as applicable.

“Register” shall have the meaning set forth in Section 9.6(c).

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“Reimbursement Obligation” shall mean the obligation of the Company to reimburse the Issuing Lenders pursuant to Section 2.3(d) for amounts drawn under Letters of Credit.

“Related Parties” shall mean, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.

“~~Replacement Rate” shall have the meaning set forth in Section 2.13(b)~~Relevant Governmental Body” shall mean the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“Required Facility Lenders” shall mean (a) for the Revolving A Facility, the Required Revolving A Lenders or (b) for the Revolving B Facility, the Required Revolving B Lenders, as applicable.

“Required Lenders” shall mean, as of any date of determination, Lenders holding at least a majority of the Revolving Commitments or, if the Revolving Commitments have been terminated or there are no Revolving Commitments then outstanding, the outstanding Loans and Participation Interests; provided, however, that if any Lender shall be a Defaulting Lender at such time, then there shall be excluded from the determination of Required Lenders, Obligations (including Participation Interests) owing to such Defaulting Lender and such Defaulting Lender’s Commitments.

“Required Revolving A Lenders” shall mean, as of any date of determination, Lenders holding at least a majority of the Revolving A Commitments or, if the Revolving A Commitments have been terminated or there are no Revolving A Commitments then outstanding, the outstanding Revolving A Loans and Participation Interests; provided, however, that if any Revolving A Lender shall be a Defaulting Lender at such time, then there shall be excluded from the determination of Required Revolving A Lenders, Obligations (including Participation Interests) owing to such Defaulting Lender and such Defaulting Lender’s Commitments.

“Required Revolving B Lenders” shall mean, as of any date of determination, Lenders holding at least a majority of the Revolving B Commitments or, if the Revolving B Commitments have been terminated or there are no Revolving B Commitments then outstanding, the outstanding Revolving B Loans; provided, however, that if any Revolving B Lender shall be a Defaulting Lender at such time, then there shall be excluded from the determination of Required Revolving B Lenders, Obligations owing to such Defaulting Lender and such Defaulting Lender’s Commitments.

“Requirement of Law” shall mean, as to any Person, (~~a~~a) the articles or certificate of incorporation, trust documents and by-laws or other organizational or governing documents of such Person, and (~~b~~b) all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes, executive orders, and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority (in each case whether or not having the force of law); in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Resolution Authority” shall mean an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

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“Responsible Officer” shall mean, for any Credit Party, the chief executive officer, the president or chief financial officer of such Credit Party and any additional responsible officer that is designated as such to the Agent.

“Revolving A Commitment” shall mean, with respect to each Revolving A Lender, the commitment of such Lender to make Revolving A Loans in an aggregate principal amount at any time outstanding up to an amount equal to such Lender’s Revolving A Commitment Percentage of the Revolving A Committed Amount.

“Revolving A Commitment Percentage” shall mean, for each Revolving A Lender, the percentage identified as its Revolving A Commitment Percentage on Schedule 2.1(a) or in the Assignment and Assumption pursuant to which such Lender became a Lender hereunder, as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 9.6(b).

“Revolving A Committed Amount” shall ~~mean~~have the ~~amount of each~~meaning set forth in Section 2.1(a)(i).

“Revolving A Facility” shall have the meaning set forth in Section 2.1(a)(i).

“Revolving A Facility Fee” shall have the meaning set forth in Section 2.4(a)(i).

“Revolving A Lender” shall mean a Lender with a Revolving A Commitment.

“Revolving A Loans” shall have the meaning set forth in Section 2.1(a)(i).

“Revolving B Commitment” shall mean, with respect to each Revolving B Lender, the commitment of such Lender to make Revolving B Loans in an aggregate principal amount at any time outstanding up to an amount equal to such Lender’s Revolving B Commitment Percentage of the Revolving B Committed Amount.

“Revolving B Commitment ~~as specified~~ Percentage” shall mean, for each Revolving B Lender, the percentage identified as its Revolving B Commitment Percentage on Schedule 2.1(a) or in the Assignment and Assumption pursuant to which such Lender became a Lender hereunder, as such ~~amount~~percentage may be ~~reduced or increased from time to time~~modified in connection with any assignment made in accordance with the provisions ~~hereof~~of Section 9.6(b).

“Revolving B Committed Amount” shall have the meaning set forth in Section 2.1(a)(ii).

“Revolving B Facility” shall have the meaning set forth in Section 2.1(a)(ii).

“Revolving B Facility Fee” shall have the meaning set forth in Section 2.4(a)(i).

“Revolving B Lender” shall mean a Lender with a Revolving B Commitment.

“Revolving B Loans” shall have the meaning set forth in Section 2.1(a)(ii).

“Revolving Commitment” shall mean the Revolving A Commitment and the Revolving B Commitment, individually or collectively, as appropriate.

“Revolving Commitment Percentage” shall mean the Revolving A Commitment Percentage and the Revolving B Commitment Percentage, individually or collectively, as appropriate.

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“Revolving Credit Facility” shall mean the Revolving A Facility and the Revolving B Facility, individually or collectively, as appropriate.

“Revolving Facility Increase” shall have the meaning set forth in Section 2.2(a).

“Revolving Loan” shall mean any Revolving A Loan and any Revolving B Loan, individually or collectively, as the context may require.

“Revolving Note” or “Revolving Notes” shall mean the promissory notes of the Company provided pursuant to Section 2.1(e) in favor of any of the Lenders evidencing ~~the~~any Revolving Loan provided by any such Lender pursuant to Section 2.1(a), individually or collectively, as appropriate, as such promissory notes may be amended, modified, extended, restated, replaced, or supplemented from time to time.

~~“Revolving Loans” shall have the meaning set forth in Section 2.1(a).~~

“S&P” shall mean Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc.

“Sanctions” shall mean any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and anti-terrorism laws, including but not limited to those imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC or the U.S. Department of State), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority with jurisdiction over any Lender, the Company or any of its Subsidiaries or Affiliates.

“Sanctioned Country” shall mean at any time, a country or territory which is itself the subject or target of any Sanctions (including, as of the Closing Date, Cuba, Iran, North Korea, Sudan, Syria and Crimea).

“Sanctioned Person” shall mean, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC (including, without limitation, OFAC’s Specially Designated Nationals and Blocked Persons List and OFAC’s Consolidated Non-SDN List), the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in clauses (a) and (b), including a Person that is deemed by OFAC to be a Sanctions target based on the ownership of such legal entity by Sanctioned Peron(s).

“Sarbanes‑Oxley” shall mean the Sarbanes‑Oxley Act of 2002.

“SEC” shall mean the Securities and Exchange Commission or any successor Governmental Authority.

“Secured Leverage Ratio” shall mean, as of any date of determination, the ratio of (i) the portion of Total Indebtedness outstanding as of such date which is secured in any manner by a Lien but excluding, in any event, (x) Indebtedness of Unconsolidated Affiliates and (y) the Obligations hereunder to (ii) Total Asset Value as of such date but excluding, in any event, the Company’s and its Consolidated Subsidiaries’ pro rata share (based on their percentage ownership interest) of assets held by Unconsolidated Affiliates.

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“Secured Parties” shall mean the Agent, the Lenders and the Bank Product Providers.

“Securities Act” shall mean the Securities Act of 1933, together with any amendment thereto or replacement thereof and any rules or regulations promulgated thereunder.

“Securities Laws” shall mean the Securities Act, the Exchange Act, Sarbanes-Oxley and the applicable accounting and auditing principles, rules, standards and practices promulgated, approved or incorporated by the SEC or the Public Company Accounting Oversight Board, as each of the foregoing may be amended and in effect on any applicable date hereunder.

“Security Documents” shall mean the Pledge Agreement and all other agreements, documents and instruments relating to, arising out of, or in any way connected with any of the Pledge Agreement or granting to the Agent, for the benefit of the Secured Parties, Liens or security interests to secure, inter alia, the Credit Party Obligations whether now or hereafter executed and/or filed, each as may be amended from time to time in accordance with the terms hereof, executed and delivered in connection with the granting, attachment and perfection of the Agent’s security interests and liens arising thereunder, including, without limitation, UCC financing statements.

“SOFR” with respect to any day shall mean the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website.

“Specified Jurisdiction” shall mean any of Germany, the United Kingdom, Australia, Canada and Puerto Rico or such other countries or such other territories of the United States as are proposed from time to time in writing by the Company to the Agent and approved by the Agent.

“Subsidiary” shall mean, with respect to any Person (the “parent”) at any date, any corporation, partnership, joint venture, limited liability company, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, partnership, joint venture, limited liability company, association or other entity (i) of which securities or other ownership interests representing more than fifty percent (50%) of the equity or more than fifty percent (50%) of the ordinary voting power or, in the case of a partnership, more than fifty percent (50%) of the general partnership interests are, as of such date, owned, controlled or held, or (ii) that is, as of such date, otherwise controlled by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent but excluding, in any event, any Unconsolidated Affiliate.

“Subsidiary Guaranty” shall mean the guaranty executed by the Guarantors in substantially the form of Exhibit 1.1(f).

“Swap Obligation” shall mean, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Swingline Commitment” shall mean the commitment of each Swingline Lender to make Swingline Loans in an aggregate principal amount at any time outstanding up to the Swingline Committed Amount, and the commitment of the Revolving A Lenders to purchase participation interests in the Swingline Loans as provided in Section 2.9(b)(ii), as such amounts may be reduced from time to time in accordance with the provisions hereof.

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“Swingline Commitment Percentage” shall mean, with respect to Wells Fargo, 50% of the Swingline Committed Amount, and with respect to Bank of America, 50% of the Swingline Committed Amount.

“Swingline Committed Amount” shall mean the amount of each Swingline Lender’s Swingline Commitment as specified in Section 2.9(a).

“Swingline Lenders” shall mean Wells Fargo and Bank of America, in each case, together with any successor~~.~~.

“Swingline Loan” shall have the meaning set forth in Section 2.9(a).

“Swingline Notes” shall mean the promissory notes of the Company in favor of the Swingline Lenders evidencing the Swingline Loans provided pursuant to Section 2.9(d), as such promissory note may be amended, modified, extended, restated, replaced, or supplemented from time to time.

“Tangible Net Worth” shall mean the aggregate of the capital stock (but excluding treasury stock and capital stock subscribed and unissued) and surplus (including earned surplus, capital surplus and the balance of the current profit and loss account not transferred to surplus) of the Company and its Consolidated Subsidiaries as the same properly appears on a balance sheet of the Company prepared in accordance with GAAP, less the sum of the total book value of all assets of the Company and its Consolidated Subsidiaries which would be treated as intangibles under GAAP including without limitation, such items as good will, leasehold improvements, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, and rights with respect to the foregoing.

“Taxes” shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term SOFR” shall mean the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Total Asset Value” shall mean as of any date of determination, the sum of all of the following of the Company and its Consolidated Subsidiaries on a consolidated basis determined in accordance with GAAP applied on a consistent basis, without duplication: (a) the undepreciated cost (after taking into account any impairments) of the Health Care Facilities (other than a Development Property or an Acquisition Property), plus (b) the undepreciated cost (after taking into account any impairments) of all Construction-in-Process for Development Properties plus (c) the undepreciated cost (after taking into account any impairments) of all Acquisition Properties; provided that (i) not more than 5% of Total Asset Value, in the aggregate, may be attributable to Properties located in Specified Jurisdictions; (ii) the portion of Total Asset Value that is attributable to all Development Properties pursuant to clause (b) above shall not exceed 20% of Total Asset Value; and (iii) the portion of Total Asset Value that is attributable to Development Properties pursuant to clause (b) above that are less than 50% (by rentable area) pre-leased to one or more tenants which will occupy such space (x) shall not exceed 7.5% of Total Asset Value and (y) shall only be included in Total Asset Value if such Development Properties are being developed in conjunction with a UHS hospital request to develop a building and which are located on a UHS hospital campus or a UHS satellite campus. The Company’s and its Consolidated Subsidiaries’ pro rata share (based on their percentage ownership interest) of assets held by Unconsolidated Affiliates will be included in Total Asset Value calculations consistent with the above described treatment for assets owned by the Company and its Consolidated Subsidiaries.

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“Total Fixed Charges” shall mean for any fiscal period for the Company and its Consolidated Subsidiaries on a consolidated basis, an amount equal to the sum of (i) Interest Expense, plus (ii) regularly scheduled installments of principal payable with respect to Total Indebtedness (excluding balloon payments due at maturity), plus (iii) all dividend payments due to the holders of any preferred Equity Interests in the Company and all distributions due to the holders of any limited partnership interests in the Company other than limited partner distributions based on the per share dividend paid on the common shares of beneficial interest of the Company (including in each case (i) through (iii), without duplication, the Company’s and its Consolidated Subsidiaries’ pro rata share (based on their percentage ownership interest) thereof for Unconsolidated Affiliates).

“Total Indebtedness” shall mean all Indebtedness of the Company and its Consolidated Subsidiaries on a consolidated basis (including, without limitation, Non-Recourse Debt of the Company and its Consolidated Subsidiaries) plus, without duplication, the Company’s and its Consolidated Subsidiaries’ pro rata share (based on their percentage ownership interest) of all Indebtedness of Unconsolidated Affiliates determined in accordance with GAAP. Notwithstanding the use of GAAP, the calculation of Total Indebtedness shall not include any fair value adjustments to the carrying value of liabilities to record such liabilities at fair value pursuant to electing the fair value option election under FASB 825-10-25 (formerly known as FAS 159, The Fair Value Option for Financial Assets and Financial Liabilities) or other FASB standards allowing entities to elect fair value option for financial liabilities. Therefore, the amount of liabilities that is included in the calculation of Total Indebtedness shall be the historical cost basis, which generally is the contractual amount owed adjusted for amortization or accretion of any premium or discount (but without any fair value adjustments).

“Total Leverage Ratio” shall mean, as of any date of determination, the ratio of Total Indebtedness as of such date to Total Asset Value as of such date.

“Tranche” shall mean the collective reference to (~~a~~a) LIBOR Rate Loans whose Interest Periods begin and end on the same day and (~~b~~b) Base Rate Loans made on the same day.

“Transactions” shall mean the closing of this Agreement and the other Loan Documents and the other transactions contemplated hereby and pursuant to the other Loan Documents (including, without limitation, the initial borrowings under the Loan Documents and the payment of fees and expenses in connection with all of the foregoing).

“Type” shall mean, as to any Loan, its nature as a Base Rate Loan or LIBOR Rate Loan, as the case may be.

“UCC” shall mean the Uniform Commercial Code from time to time in effect in any applicable jurisdiction.

“UK Financial Institution” shall mean any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” shall mean the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“UHS” Universal Health Services, Inc., a Delaware corporation.

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“UHS Subsidiaries” shall mean, as of any date of determination, any Subsidiary or other entity the accounts of which would be consolidated with those of Universal Health Services, Inc. in its consolidated financial statements if such statements were prepared as of such date.

“Unadjusted Benchmark Replacement” shall mean the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

“Unconsolidated Affiliate” shall mean, in respect of the Company and its Consolidated Subsidiaries, any other Person in whom the Company or such Consolidated Subsidiary holds an Investment in the Equity Interests of such Person, which Investment is accounted for in the financial statements of the Company and its Consolidated Subsidiaries on an equity basis of accounting and whose financial results would not be consolidated under GAAP with the financial results of the Company.

“Unencumbered Asset” shall mean a Property that meets each of the following criteria and is designated as an Unencumbered Asset by the Company (i) the Property is either 100% fee owned or ground leased under an Eligible Ground Lease by the Company or a Guarantor; (ii) the Property is improved as a Health Care Facility with one or more completed buildings of a type generally consistent with the Company’s business strategy and is not a Development Property (except as provided in clause (vii) below); (iii) the Property (and the Equity Interests therein, if owned by the Company or a Guarantor) is not directly or indirectly subject to any Lien (other than certain permitted encumbrances to be agreed upon) or any negative pledge; (iv) to the best of the Company’s knowledge, the Property is free of any material environmental liabilities and is in material compliance with all Environmental Laws; (v) the Property is free of any material defects, (vi) the Property is located in the United States or, subject to the limitations set forth in the definition of Unencumbered Asset Value, any Specified Jurisdiction , and (vii) if such Property is a Development Property and construction of improvements has commenced, there has been no interruption of construction for more than ninety (90) consecutive days (other than as a result of a force majeure event that has not continued for more than one hundred and eighty (180) days).

“Unencumbered Asset Value” shall mean, as to the Company and the Guarantors, with respect to Unencumbered Assets, the sum, without duplication, of (a)  the undepreciated cost (after taking into account any impairments) of each Unencumbered Asset (other than a Development Property or an Acquisition Property), plus (b) the undepreciated cost (after taking into account any impairments) of all Construction-in-Process for Development Properties that are Unencumbered Assets plus (c) the undepreciated cost (after taking into account any impairments) of all Acquisition Properties that are Unencumbered Assets; provided that (i) not more than 5% of Unencumbered Asset Value, in the aggregate, may be attributable to Properties located in Specified Jurisdictions; (ii) the portion of Unencumbered Asset Value that is attributable to all Development Properties pursuant to clause (b) above shall not exceed 20% of Unencumbered Asset Value; and (iii) the portion of Unencumbered Asset Value that is attributable to Development Properties pursuant to clause (b) above that are less than 50% (by rentable area) pre-leased to one or more tenants which will occupy such space (x) shall not exceed 7.5% of Unencumbered Asset Value and (y) shall only be included in Unencumbered Asset Value if such Development Properties are being developed in conjunction with a UHS hospital request to develop a building and which are located on a UHS hospital campus or a UHS satellite campus,

“Unencumbered Leverage Ratio” shall mean, as of any date of determination  the ratio of (i) the sum of (a) that portion of Total Indebtedness which is not secured in any manner by any Lien (but excluding Indebtedness of Unconsolidated Affiliates) plus (b) the Obligations owing hereunder to (ii) Unencumbered Asset Value of the Company and the Guarantors.

“Wells Fargo” shall mean Wells Fargo Bank, National Association, a national banking association, together with its successors and/or assigns.

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“WFS” shall mean Wells Fargo Securities, LLC, together with its successors and assigns.

“Write-Down and Conversion Powers” shall mean, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

Section ~~1.2~~1.2Other Definitional Provisions.

The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  Unless the context requires otherwise (~~a~~a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented, amended and restated or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (~~b~~b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (~~c~~c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (~~d~~d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (~~e~~e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, (~~f~~f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (~~g~~g) all terms defined in this Agreement shall have the defined meanings when used in any other Loan Document or any certificate or other document made or delivered pursuant hereto.

Section ~~1.3~~1.3Accounting Terms.

(~~a~~a)Generally.  All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the most recently delivered audited consolidated financial statements of the Company, except as otherwise specifically prescribed herein.

(~~b~~b)Changes in GAAP.  If at any time any change in GAAP (including with respect to the consolidation of subsidiaries and rules related to lease accounting) would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Company or the Required Lenders shall so request, the Agent, the Lenders and the Company shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (~~i~~i) such ratio or requirement shall continue to be computed in

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accordance with GAAP prior to such change therein and (~~ii~~ii) the Company shall provide to the Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

Section ~~1.4~~1.4Execution of Documents.

Unless otherwise specified, all Loan Documents and all other certificates executed in connection therewith must be signed by a Responsible Officer.

Section ~~1.5~~1.5Time References.

Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

Section 1.6Rates.

The Agent does not warrant or accept responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the rates in the definition of “LIBOR” or with respect to any rate that is an alternative or replacement for or successor to any such rate (including, without limitation, any Benchmark Replacement) or the effect of any of the foregoing, or of any Benchmark Replacement Conforming Changes.

Section 1.7Divisions.

For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

ARTICLE ~~II~~II

LOANS; AMOUNTS AND TERMS

Section ~~2.1~~2.1Revolving Loans.

(~~a~~a)Revolving Commitment.

(i)Revolving A Loans.  During the Commitment Period, subject to the terms and conditions hereof, each Revolving A Lender severally, but not jointly, agrees to make revolving credit loans in Dollars (“Revolving A Loans”) to the Company from time to time in an aggregate principal amount of up to THREE HUNDRED MILLION DOLLARS ($300,000,000) (as ~~increased from time to time as provided in Section 2.2 and as~~ such aggregate maximum amount may be reduced from time to time as provided in Section 2.6, the “Revolving A Committed Amount”) for the purposes hereinafter set forth (such facility, the “Revolving A Facility”); provided, however, that (~~i~~i) with regard to each Revolving A Lender individually, the sum of such Lender’s Revolving A Commitment Percentage of the aggregate principal amount of outstanding Revolving A

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Loans plus such Lender’s Revolving A Commitment Percentage of outstanding Swingline Loans plus such Lender’s Revolving A Commitment Percentage of outstanding LOC Obligations shall not exceed such Lender’s Revolving A Commitment and (~~ii~~ii) with regard to the Revolving A Lenders collectively, the sum of the aggregate principal amount of outstanding Revolving A Loans plus outstanding Swingline Loans plus outstanding LOC Obligations shall not exceed the Revolving A Committed Amount then in effect.  Revolving A Loans may consist of Base Rate Loans or LIBOR Rate Loans, or a combination thereof, as the Company may request, and may be repaid and reborrowed in accordance with the provisions hereof; provided, however, the Revolving A Loans made on the Closing Date or any of the three (3) Business Days following the Closing Date, may only consist of Base Rate Loans unless the Company delivers a funding indemnity letter, substantially in the form of Exhibit 2.1(a), reasonably acceptable to the Agent not less than three (3) Business Days prior to the Closing Date.

(ii)Revolving B Loans.  During the Commitment Period, subject to the terms and conditions hereof, each Revolving B Lender severally, but not jointly, agrees to make revolving credit loans in Dollars (“Revolving B Loans”) to the Company from time to time in an aggregate principal amount of up to FIFTY MILLION DOLLARS ($50,000,000) (as such aggregate maximum amount may be reduced from time to time as provided in Section 2.6, the “Revolving B Committed Amount”) for the purposes hereinafter set forth (such facility, the “Revolving B Facility”); provided, however, that (i) with regard to each Revolving B Lender individually, such Lender’s Revolving B Commitment Percentage of the aggregate principal amount of outstanding Revolving B Loans shall not exceed such Lender’s Revolving B Commitment and (ii) with regard to the Revolving B Lenders collectively, the aggregate principal amount of outstanding Revolving B Loans shall not exceed the Revolving B Committed Amount then in effect.  Revolving B Loans may consist of Base Rate Loans or LIBOR Rate Loans, or a combination thereof, as the Company may request, and may be repaid and reborrowed in accordance with the provisions hereof.

(~~b~~b)Revolving Loan Borrowings.

(~~i~~i)Notice of Borrowing.  The Company shall request a Revolving Loan borrowing by delivering a written Notice of Borrowing (or telephone notice promptly confirmed in writing by delivery of a written Notice of Borrowing, which delivery may be by fax or electronic mail) to the Agent not later than 11:00 A.M. (Charlotte, North Carolina time) on the Business Day of the requested borrowing in the case of Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of LIBOR Rate Loans.  Each such Notice of Borrowing shall be irrevocable and shall specify (~~A~~A) that a Revolving Loan is requested, (~~B~~B) the date of the requested borrowing (which shall be a Business Day), (~~C~~C) the aggregate principal amount to be borrowed ~~and~~, (~~D~~D) whether the borrowing shall be comprised of Base Rate Loans, LIBOR Rate Loans or a combination thereof, and if LIBOR Rate Loans are requested, the Interest Period(s) therefor and (E) whether the Loans to be borrowed are Revolving A Loans or Revolving B Loans.  If the Company shall fail to specify in any such Notice of Borrowing (~~1~~1) an applicable Interest Period in the case of a LIBOR Rate Loan, then such notice shall be deemed to be a request for an Interest Period of one month~~,~~ or (~~2~~2) the Type of Revolving Loan requested, then such notice shall be deemed to be a request for a Base Rate Loan hereunder.  The Agent shall give notice to each applicable Lender

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promptly upon receipt of each Notice of Borrowing, the contents thereof and each such Lender’s share thereof.

(~~ii~~ii)Minimum Amounts.  Each Revolving Loan that is made as a Base Rate Loan shall be in a minimum aggregate amount of $100,000 and in integral multiples of $100,000 in excess thereof (or the remaining amount of the Revolving Committed Amount, if less).  Each Revolving Loan that is made as a LIBOR Rate Loan shall be in a minimum aggregate amount of $100,000 and in integral multiples of $100,000 in excess thereof (or the remaining amount of the Revolving Committed Amount, if less).

(~~iii~~iii)Advances.  Each Lender will make its applicable Revolving Commitment Percentage of each Revolving Loan borrowing available to the Agent for the account of the Company at the office of the Agent specified in Section 9.2, or at such other office as the Agent may designate in writing, by 1:00 P.M. (Charlotte, North Carolina time) on the date specified in the applicable Notice of Borrowing, in Dollars and in funds immediately available to the Agent.  Such borrowing will then be made available to the Company by the Agent by crediting the account of the Company on the books of such office (or such other account that the Company may designate in writing to the Agent) with the aggregate of the amounts made available to the Agent by the Lenders and in like funds as received by the Agent.

(~~c~~c)Repayment.  Subject to the terms of this Agreement, Revolving Loans may be borrowed, repaid and reborrowed during the Commitment Period, subject to Section 2.6(a).  The principal amount of all Revolving Loans shall be due and payable in full on the Maturity Date, unless accelerated sooner pursuant to Section 7.2.

(~~d~~d)Interest.  Subject to the provisions of Section 2.7, Revolving Loans shall bear interest as follows:

(~~i~~i)Base Rate Loans.  During such periods as any Revolving Loans shall be comprised of Base Rate Loans, each such Base Rate Loan shall bear interest at a per annum rate equal to the sum of the Base Rate plus the Applicable Margin; and

(~~ii~~ii)LIBOR Rate Loans.  During such periods as Revolving Loans shall be comprised of LIBOR Rate Loans, each such LIBOR Rate Loan shall bear interest at a per annum rate equal to the sum of the LIBOR Rate plus the Applicable Margin.

Interest on Revolving Loans shall be payable in arrears on each Interest Payment Date.

(~~e~~e)Revolving Notes; Covenant to Pay.  The Company’s obligation to pay each Lender shall be evidenced by this Agreement and, upon such Lender’s request, by a duly executed promissory note of the Company to such Lender in substantially the form of Exhibit 2.1(e).  The Company covenants and agrees to pay the Revolving Loans in accordance with the terms of this Agreement.

Section ~~2.2~~2.2Revolving Facility Increase.

(~~a~~a)Revolving Facility Increases.  Subject to the terms and conditions set forth herein, the Company shall have the right at any time and from time to time prior to the Maturity Date, to increase the Revolving A Committed Amount (each, a “Revolving Facility Increase”) by an aggregate principal amount for all such Revolving Facility Increases of up to $50,000,000

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(“Incremental Increase Amount”). As of the First Amendment Effective Date, the available Incremental Increase Amount is $0.

(~~b~~b)Terms and Conditions.  The following terms and conditions shall apply to any Revolving Facility Increase:  (~~i~~i) no Default or Event of Default shall exist immediately prior to or after giving effect to such Revolving Facility Increase, (~~ii~~ii) the terms and documentation of such Revolving Facility Increase (other than the Applicable Margin and fees, which shall be determined as set forth below in clause (c)) shall be the same as the existing Revolving A Facility, (~~iii~~iii) any loans made pursuant to a Revolving Facility Increase shall constitute Credit Party Obligations and will be secured and guaranteed with the other Credit Party Obligations on a pari passu basis, (~~iv~~iv) any Lenders providing such Revolving Facility Increase shall be entitled to the same voting rights as the existing Lenders and shall be entitled to receive proceeds of prepayments on the same basis as the existing Lenders, (~~v~~v) any such Revolving Facility Increase shall be in a minimum principal amount of $10,000,000 and integral multiples of $1,000,000 in excess thereof (or the remaining amount of the Incremental Increase Amount, if less), (~~vi~~vi) the proceeds of any such Revolving Facility Increase will be used for the purposes set forth in Section 3.19, (~~vii~~vii) the Company shall execute a Revolving Note, in favor of any new Lender or any existing Lender requesting a Revolving Note, to evidence its Revolving Commitment to the extent increased pursuant to this Section, (~~viii~~viii) the conditions to Extensions of Credit in Section 4.2 shall have been satisfied, (~~ix~~ix) the Agent shall have received (~~A~~A) upon request of the Agent, an opinion or opinions of counsel for the Credit Parties, addressed to ~~the and~~ the Lenders, in form and substance acceptable to the Agent substantially similar to those opinions delivered to the Agent on the Closing Date, (~~B~~B) any authorizing corporate documents as the Agent may reasonably request and (~~C~~C) if applicable, a duly executed Notice of Borrowing, and (~~x~~x) the Agent shall have received from the Company an officer’s certificate, in form and substance reasonably satisfactory to the Agent, demonstrating that, after giving effect to any such Revolving Facility Increase on a Pro Forma Basis, the Company will be in compliance with the financial covenants set forth in Section 5.5.

(~~c~~c)Applicable Margin and Fees.  The Applicable Margin and any other fees (including upfront fees and commitment fees) on the Revolving Facility Increase will be determined by the Company and the Lenders providing such Revolving Facility Increase at the time such Revolving Facility Increase is made; provided that in the event that the Applicable Margin, Facility Fee, upfront fees or other fees, taken as a whole, for any Revolving Facility Increase are higher than the Applicable Margin, Facility Fee, upfront fees or other fees, taken as a whole, for the existing Revolving A Facility, then the Applicable Margin, Facility Fee, upfront fees or other fees for the existing Revolving A Facility shall be increased to the extent necessary so that such Applicable Margin, Facility Fee, upfront fees or other fees, as applicable, are equal to Applicable Margin, Facility Fee, upfront fees or other fees, as applicable, for such Revolving Facility Increase; provided, further, that in determining the interest rate margins applicable to the Revolving Facility Increase and the Revolving A Facility, (i) upfront fees payable by the Company to the Lenders under the Revolving A Facility or any Revolving Facility Increase in the initial primary syndication thereof (with such upfront fees being equated to interest based on assumed four-year life to maturity) and the effects of any and all interest rate floors shall be included and (ii) customary arrangement or commitment fees payable to the Arrangers (or their affiliates) in connection with the Revolving A Facility or to one or more arrangers (or their affiliates) of any Revolving Facility Increase shall be excluded.

(~~d~~d)Revolving Facility Increase.  In connection with the closing of any Revolving Facility Increase, the outstanding Revolving A Loans and Participation Interests shall be reallocated by causing such fundings and repayments (which shall not be subject to any

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processing and/or recordation fees) among the Lenders (which the Company shall be responsible for any costs arising under Section 2.15 resulting from such reallocation and repayments) of Revolving A Loans as necessary such that, after giving effect to such Revolving Facility Increase, each Revolving A Lender will hold Revolving Loans and Participation Interests based on its Revolving A Commitment Percentage (after giving effect to such Revolving Facility Increase).

(~~e~~e)Participation.  Participation in any Revolving Facility Increase may be offered to each of the existing Revolving A Lenders, but each such Lender shall have no obligation to provide all or any portion of such Revolving Facility Increase.  The Company may invite other banks and financial institutions reasonably acceptable to the Agent (such consent not to be unreasonably withheld or delayed) to join this Agreement as Lenders hereunder for any portion of such Revolving Facility Increase; provided that such other banks and financial institutions shall enter into such joinder agreements to give effect thereto as the Agent may reasonably request.

(~~f~~f) Amendments.The Agent is authorized to enter into, on behalf of the Lenders, any amendment to this Agreement or any other Loan Document as may be necessary to incorporate the terms of any such Revolving Facility Increase.

Section ~~2.3~~2.3Letters of Credit.

(~~a~~a)Issuance.  Subject to the terms and conditions hereof and of the LOC Documents, if any, and any other terms and conditions which each Issuing Lender may reasonably require which are not inconsistent with this Agreement, during the Commitment Period the applicable Issuing Lender shall issue, and the Revolving A Lenders shall participate in, Letters of Credit for the account of the Company from time to time upon request in a form acceptable to the applicable Issuing Lender; provided, however, that (~~i~~i) the aggregate amount of LOC Obligations shall not at any time exceed FORTY MILLION DOLLARS ($40,000,000) (the “LOC Committed Amount”), (~~ii~~ii) the sum of the aggregate principal amount of outstanding Revolving A Loans plus outstanding Swingline Loans plus outstanding LOC Obligations shall not at any time exceed the Revolving A Committed Amount then in effect, (~~iii~~iii) all Letters of Credit shall be denominated in Dollars, (~~iv~~iv) Letters of Credit shall be issued for any lawful corporate purposes and may be issued as standby letters of credit, including in connection with workers’ compensation and other insurance programs, (~~v~~v) no Letter of Credit shall be issued after the occurrence and during the continuance of a Default or an Event of Default, (vi) the beneficiary of any Letter of Credit shall not be a Sanctioned Person, and (vii) the sum of the aggregate amount of an Issuing Lender’s outstanding LOC Obligations shall not exceed such Issuing Lender’s respective share of the LOC Committed Amount according to such Issuing Lender’s LOC Commitment Percentage.  Except as otherwise expressly agreed in writing upon by all the Revolving A Lenders, no Letter of Credit shall have an original expiry date more than one year from the date of issuance; provided, however, so long as no Default or Event of Default has occurred and is continuing and subject to the other terms and conditions to the issuance of Letters of Credit hereunder, the expiry dates of Letters of Credit may be extended annually or periodically from time to time on the request of the Company or by operation of the terms of the applicable Letter of Credit to a date not more than one  year from the date of extension; provided, further, except as otherwise set forth in clause (k) hereof, no Letter of Credit, as originally issued or as extended, shall have an expiry date extending beyond the date that is five (5) Business Days prior to the applicable Maturity Date (the “Letter of Credit Expiration Date”).  Each Letter of Credit shall comply with the related LOC Documents.  The issuance and expiry date of each Letter of Credit shall be a Business Day.  Each Letter of Credit issued hereunder shall be in a minimum original face amount of $50,000, or such lesser amount as approved by the applicable Issuing Lender.  The Company’s Reimbursement Obligations in respect of each Existing Letter of Credit, and each Revolving A Lender’s

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participation obligations in connection therewith, shall be governed by the terms of this Agreement.  The Existing Letters of Credit shall, as of the Closing Date, be deemed to have been issued as Letters of Credit hereunder and subject to and governed by the terms of this Agreement.

(~~b~~b)Notice and Reports.  The request for the issuance of a Letter of Credit shall be submitted to the applicable Issuing Lender at least five (5) Business Days prior to the requested date of issuance.  The applicable Issuing Lender will promptly upon request provide to the Agent for dissemination to the Revolving A Lenders a detailed report specifying the Letters of Credit which are then issued and outstanding and any activity with respect thereto which may have occurred since the date of any prior report, and including therein, among other things, the account party, the beneficiary, the face amount, expiry date as well as any payments or expirations which may have occurred.  The applicable Issuing Lender will further provide to the Agent promptly upon request copies of the Letters of Credit.  The applicable Issuing Lender will provide to the Agent at the end of each calendar month a summary report of the nature and extent of LOC Obligations then outstanding.

(~~c~~c)Participations.  Each Revolving A Lender, (i) on the Closing Date with respect to each Existing Letter of Credit and (ii) upon issuance of a Letter of Credit, shall be deemed to have purchased without recourse a risk participation from the applicable Issuing Lender in such Letter of Credit and the obligations arising thereunder and any Collateral relating thereto, in each case in an amount equal to its Revolving A Commitment Percentage of the obligations under such Letter of Credit and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the applicable Issuing Lender therefor and discharge when due, its Revolving A Commitment Percentage of the obligations arising under such Letter of Credit; provided that any Person that becomes a Revolving A Lender after the Closing Date shall be deemed to have purchased a Participation Interest in all outstanding Letters of Credit on the date it becomes a Revolving A Lender hereunder and any Letter of Credit issued on or after such date, in each case in accordance with the foregoing terms.  Without limiting the scope and nature of each Revolving A Lender’s participation in any Letter of Credit, to the extent that the applicable Issuing Lender has not been reimbursed as required hereunder or under any LOC Document, each such Lender shall pay to the applicable Issuing Lender its Revolving A Commitment Percentage of such unreimbursed drawing in same day funds pursuant to and in accordance with the provisions of subsection (d) hereof.  The obligation of each Revolving A Lender to so reimburse the applicable Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event.  Any such reimbursement shall not relieve or otherwise impair the obligation of the Company to reimburse the applicable Issuing Lender under any Letter of Credit, together with interest as hereinafter provided.

(~~d~~d)Reimbursement.  In the event of any drawing under any Letter of Credit, the applicable Issuing Lender will promptly notify the Company and the Agent.  The Company shall reimburse the applicable Issuing Lender on the day of drawing under any Letter of Credit if notified prior to 3:00 P.M. (Charlotte, North Carolina time) on a Business Day or, if after 3:00 P.M. (Charlotte, North Carolina time), on the following Business Day (either with the proceeds of a Revolving A Loan obtained hereunder or otherwise) in same day funds as provided herein or in the LOC Documents.  If the Company shall fail to reimburse the applicable Issuing Lender as provided herein, the unreimbursed amount of such drawing shall automatically bear interest at a per annum rate equal to the Default Rate.  Unless the Company shall immediately notify the applicable Issuing Lender and the Agent of its intent to otherwise reimburse the applicable Issuing Lender, the Company shall be deemed to have requested a Mandatory LOC Borrowing in the amount of the drawing as provided in subsection (e) hereof, the proceeds of which will be

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used to satisfy the Reimbursement Obligations.  The Company’s Reimbursement Obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of set-off, counterclaim or defense to payment the Company may claim or have against the applicable Issuing Lender, the Agent, the Revolving A Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including, without limitation, any defense based on any failure of the Company to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit.  The Agent will promptly notify the other Revolving A Lenders of the amount of any unreimbursed drawing and each Revolving A Lender shall promptly pay to the Agent for the account of the applicable Issuing Lender, in Dollars and in immediately available funds, the amount of such Lender’s Revolving Commitment Percentage of such unreimbursed drawing.  Such payment shall be made on the Business Day such notice is received by such Lender from the Agent if such notice is received at or before 2:00 P.M. (Charlotte, North Carolina time), otherwise such payment shall be made at or before 12:00 Noon (Charlotte, North Carolina time) on the Business Day next succeeding the Business Day such notice is received.  If such Lender does not pay such amount to the Agent for the account of the applicable Issuing Lender in full upon such request, such Lender shall, on demand, pay to the Agent for the account of the applicable Issuing Lender interest on the unpaid amount during the period from the date of such drawing until such Lender pays such amount to the Agent for the account of the applicable Issuing Lender in full at a rate per annum equal to, if paid within two (2) Business Days of the date of drawing, the Federal Funds Effective Rate and thereafter at a rate equal to the Base Rate.  Each Revolving A Lender’s obligation to make such payment to the applicable Issuing Lender, and the right of the applicable Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the Obligations hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever.

(~~e~~e)Repayment with Revolving A Loans.  On any day on which the Company shall have requested, or been deemed to have requested, a Revolving A Loan to reimburse a drawing under a Letter of Credit, the Agent shall give notice to the Revolving A Lenders that a Revolving A Loan has been requested or deemed requested in connection with a drawing under a Letter of Credit, in which case a Revolving A Loan borrowing comprised entirely of Base Rate Loans (each such borrowing, a “Mandatory LOC Borrowing”) shall be made (without giving effect to any termination of the Revolving A Commitments pursuant to Section 7.2) pro rata based on each Revolving A Lender’s respective Revolving A Commitment Percentage (determined before giving effect to any termination of the Revolving A Commitments pursuant to Section 7.2) and the proceeds thereof shall be paid directly to the Agent for the account of the applicable Issuing Lender for application to the respective LOC Obligations.  Each Revolving A Lender hereby irrevocably agrees to make such Revolving A Loans on the day such notice is received by the Revolving A Lenders from the Agent if such notice is received at or before 2:00 P.M. (Charlotte, North Carolina time), otherwise such payment shall be made at or before 12:00 Noon (Charlotte, North Carolina time) on the Business Day next succeeding the day such notice is received, in each case notwithstanding (~~i~~i) the amount of Mandatory LOC Borrowing may not comply with the minimum amount for borrowings of Revolving A Loans otherwise required hereunder, (~~ii~~ii) whether any conditions specified in Section 4.2 are then satisfied, (~~iii~~iii) whether a Default or an Event of Default then exists, (~~iv~~iv) failure for any such request or deemed request for Revolving A Loan to be made by the time otherwise required in Section 2.1(b), (~~v~~v) the date of such Mandatory LOC Borrowing, or (~~vi~~vi) any reduction in the Revolving A Committed Amount after any such Letter of Credit may have been drawn upon; provided, however, that in the event any such Mandatory LOC Borrowing should be less than the minimum amount for borrowings of

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Loans otherwise provided in Section 2.1(b), the Company shall pay to the Agent for its own account an administrative fee of $500.  In the event that any Mandatory LOC Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the occurrence of a Bankruptcy Event), then each such Revolving A Lender hereby agrees that it shall forthwith fund its Participation Interests in the outstanding LOC Obligations on the Business Day such notice to fund is received by such Lender from the Agent if such notice is received at or before 2:00 P.M. (Charlotte, North Carolina time), otherwise such payment shall be made at or before 12:00 Noon (Charlotte, North Carolina time) on the Business Day next succeeding the Business Day such notice is received; provided, further, that in the event any Revolving A Lender shall fail to fund its Participation Interest as required herein, then the amount of such Lender’s unfunded Participation Interest therein shall automatically bear interest payable by such Lender to the Agent for the account of the applicable Issuing Lender upon demand, at the rate equal to, if paid within two (2) Business Days of such date, the Federal Funds Effective Rate, and thereafter at a rate equal to the Base Rate.

(~~f~~f)Modification, Extension.  The issuance of any supplement, modification, amendment, renewal, or extension to any Letter of Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

(~~g~~g)ISP98 and UCP.  Unless otherwise expressly agreed by the applicable Issuing Lender and the Company, when a Letter of Credit is issued, (~~i~~i) the rules of the “International Standby Practices 1998,” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each standby Letter of Credit, and (~~ii~~ii) the rules of The Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance, shall apply to each documentary Letter of Credit.

(~~h~~h)Conflict with LOC Documents.  In the event of any conflict between this Agreement and any LOC Document (including any letter of credit application and any LOC Documents relating to the Existing Letters of Credit), this Agreement shall control.

(~~i~~i)Designation of Subsidiaries as Account Parties.  Notwithstanding anything to the contrary set forth in this Agreement, including, without limitation, Section 2.3(a), a Letter of Credit issued hereunder may contain a statement to the effect that such Letter of Credit is issued for the account of a Subsidiary of the Company; provided that, notwithstanding such statement, the Company shall be the actual account party for all purposes of this Agreement for such Letter of Credit and such statement shall not affect the Company’s Reimbursement Obligations hereunder with respect to such Letter of Credit.

(~~j~~j)Cash Collateral.  At any point in time in which there is a Defaulting Lender, the applicable Issuing Lender may require the Company to Cash Collateralize the LOC Obligations pursuant to Section 2.20.

(~~k~~k)Letters of Credit.  The applicable Issuing Lender shall, at the request of the Company, issue one or more Letters of Credit hereunder, with expiry dates that would occur after the Letter of Credit Expiration Date (and after the Maturity Date), based upon the Company’s agreement to fully Cash Collateralize the LOC Obligations relating to such Letters of Credit on the Letter of Credit Expiration Date pursuant to the terms of Section 2.20(a)(ii).  In the event the Company fails to fully Cash Collateralize the outstanding LOC Obligations on the Letter of Credit Expiration Date, each outstanding Letter of Credit shall automatically be deemed to be drawn in full, and the Company shall be deemed to have requested a Base Rate Loan to be funded

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by the Revolving A Lenders on the Letter of Credit Expiration Date to reimburse such drawing (with the proceeds of such Base Rate Loan being used to Cash Collateralize outstanding LOC Obligations as set forth in Section 2.20).  In the event a Mandatory LOC Borrowing cannot for any reason be made on such date (including, without limitation, as a result of the occurrence of a Bankruptcy Event) then each such Lender hereby agrees that it shall fund its Participation Interests in the outstanding LOC Obligations on such day (with the proceeds of such funded Participation Interests being used to Cash Collateralize outstanding LOC Obligations as set forth in Section 2.20).  Each Revolving A Lender’s obligation to make such payment to the applicable Issuing Lender, and the right of the applicable Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the Obligations hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever.

Section ~~2.4~~2.4Fees.

(~~a~~a)Facility ~~Fee~~Fees.  Subject to Section 2.21, (i) in consideration of the Revolving A Commitments, the Company agrees to pay to the Agent, for the ratable benefit of the Revolving A Lenders, a facility fee (the “Revolving A Facility Fee”) in an amount equal to the Applicable Margin for the Revolving A Facility Fee per annum on the Revolving A Committed Amount~~. The~~, which such Facility Fee shall be calculated quarterly in arrears~~.  The~~ and shall be payable quarterly in arrears on the last Business Day of each calendar quarter; and (ii) in consideration of the Revolving B Commitments, the Company agrees to pay to the Agent, for the ratable benefit of the Revolving B Lenders, a facility fee (the “Revolving B Facility Fee”) in an amount equal to the Applicable Margin for the Revolving B Facility Fee per annum on the Revolving B Committed Amount, which such Facility Fee shall be calculated quarterly in arrears and shall be payable quarterly in arrears on the last Business Day of each calendar quarter.

(~~b~~b)Letter of Credit Fees.  Subject to Section 2.21, in consideration of the LOC Commitments, the Company agrees to pay to the Agent, for the ratable benefit of the Revolving A Lenders, a fee (the “Letter of Credit Fee”) equal to the Applicable Margin for Letter of Credit Fee per annum on the average daily maximum amount available to be drawn under each Letter of Credit from the date of issuance to the date of expiration.  The Letter of Credit Fee shall be payable quarterly in arrears on the last Business Day of each calendar quarter.

(~~c~~c)Issuing Lender Fees.  In addition to the Letter of Credit Fees payable pursuant to subsection (b) hereof, the Company shall pay to the applicable Issuing Lender for its own account without sharing by the other Revolving A Lenders the reasonable and customary charges from time to time of such Issuing Lender with respect to the amendment, transfer, administration, cancellation and conversion of, and drawings under, such Letters of Credit (collectively, the “Issuing Lender Fees”).  Each Issuing Lender may charge, and retain for its own account without sharing by the other Revolving A Lenders, an additional facing fee (the “Letter of Credit Facing Fee”) as described in the respective Fee Letters of Wells Fargo and Bank of America.  The Issuing Lender Fees and the Letter of Credit Facing Fee shall be payable quarterly in arrears on the last Business Day of each calendar quarter.

(~~d~~d)Administrative Fee.  The Company agrees to pay to the Agent the annual administrative fee as described in the Fee Letter of Wells Fargo.

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Section ~~2.5~~2.5Commitment Reductions.

(~~a~~a)Voluntary Reductions.  The Company shall have the right to terminate or permanently reduce the unused portion of the Revolving A Committed Amount and/or the Revolving B Committed Amount at any time or from time to time upon not less than five (5) Business Days’ prior written notice to the Agent (which shall notify the ~~Lenders thereof~~Revolving A Lenders and/or the Revolving B Lenders, as applicable, as soon as practicable) of each such termination or reduction, which notice shall specify whether the Revolving A Committed Amount or the Revolving B Committed Amount is being reduced, the effective date thereof and the amount of any such reduction which shall be in a minimum amount of $500,000 or a whole multiple of $250,000 in excess thereof and shall be irrevocable and effective upon receipt by the Agent; provided that no such reduction or termination shall be permitted if after giving effect thereto, (i) and after giving effect to any prepayments of the Revolving A Loans made on the effective date thereof, the sum of the aggregate principal amount of outstanding Revolving A Loans plus outstanding Swingline Loans plus outstanding LOC Obligations would exceed the Revolving A Committed Amount then in effect and (ii) and after giving effect to any prepayments of the Revolving B Loans made on the effective date thereof, the aggregate principal amount of outstanding Revolving B Loans would exceed the Revolving B Committed Amount then in effect.  Any reduction in the Revolving A Committed Amount shall be applied to the Revolving A Commitment of each Revolving A Lender in according to its Revolving A Commitment Percentage.  Any reduction in the Revolving B Committed Amount shall be applied to the Revolving B Commitment of each Revolving B Lender in according to its Revolving B Commitment Percentage.

(~~b~~b)LOC Committed Amount.  If the Revolving A Committed Amount is reduced below the then current LOC Committed Amount, the LOC Committed Amount shall automatically be reduced by an amount such that the LOC Committed Amount equals the Revolving A Committed Amount.

(~~c~~c)Swingline Committed Amount.  If the Revolving A Committed Amount is reduced below the then current Swingline Committed Amount, the Swingline Committed Amount shall automatically be reduced by an amount such that the Swingline Committed Amount equals the Revolving A Committed Amount.

(~~d~~d)Maturity Date.  The Revolving Commitments, the Swingline Commitment and the LOC Commitment shall automatically terminate on the applicable Maturity Date.

Section ~~2.6~~2.6Prepayments.

(~~a~~a)Optional Prepayments.  The Company shall have the right to prepay Loans in whole or in part from time to time; provided, however, that (i) each partial prepayment of any Base Rate Loan shall be in a minimum principal amount of (i) $100,000 and integral multiples of $100,000 in excess thereof, (ii) each partial prepayment of a Swingline Loan shall be in a minimum principal amount of $100,000 and integral multiples of $100,000 in excess thereof and (iii) each partial prepayment of a LIBOR Rate Loan shall be in a minimum principal amount of $100,000 and integral multiples of $100,000 in excess thereof.  The Company shall notify the Agent of such prepayment by written notice in the form of Exhibit 2.6(a) (a “Notice of Prepayment”).  The Company shall give (x) three Business Days’ irrevocable notice in the case of LIBOR Rate Loans ~~and~~, (y) one Business Day’s irrevocable notice in the case of Base Rate Loans and (z) notice on the same Business Day on or prior to 3:00 p.m. in the case of Swingline Loans, to the Agent (which shall notify the Lenders thereof as soon as practicable).  Amounts prepaid

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under this Section shall be applied to the outstanding Revolving A Loans and/or the outstanding Revolving B Loans as the Company may elect.  Within the foregoing parameters, prepayments under this Section 2.6(a) shall be applied first to Base Rate Loans and then to LIBOR Rate Loans in direct order of Interest Period maturities.  All prepayments under this Section 2.6(a) shall be subject to Section 2.15, but otherwise without premium or penalty.  Interest on the principal amount prepaid shall be payable on the next occurring Interest Payment Date that would have occurred had such Loan not been prepaid or, at the request of the Agent, interest on the principal amount prepaid shall be payable on any date that a prepayment is made hereunder through the date of prepayment.  Amounts prepaid on the Loans may be reborrowed in accordance with the terms hereof.

(~~b~~b)Mandatory Prepayments.

(i)If at any time after the Closing Date, the sum of the aggregate principal amount of outstanding Revolving A Loans plus outstanding Swingline Loans plus outstanding LOC Obligations shall exceed the Revolving A Committed Amount, the Company shall immediately prepay the Revolving A Loans and Swingline Loans and (after all Revolving A Loans and Swingline Loans have been repaid) Cash Collateralize the LOC Obligations in an amount sufficient to eliminate such excess.  All amounts required to be paid pursuant to this ~~Section~~clause shall be applied as follows: (1) first to the outstanding Swingline Loans, (2) second to the outstanding Revolving A Loans and (3) third to Cash Collateralize the LOC Obligations.  Within the foregoing parameters, prepayments under this Section 2.6(b) shall be applied first to Base Rate Loans and then to LIBOR Rate Loans in direct order of Interest Period maturities. All prepayments under this Section 2.6(b) shall be subject to Section 2.15, but otherwise without premium or penalty.

~~(c~~

(ii)If at any time after the First Amendment Effective Date, the aggregate principal amount of outstanding Revolving B Loans shall exceed the Revolving B Committed Amount, the Company shall immediately prepay the Revolving B Loans in an amount sufficient to eliminate such excess.  All amounts required to be paid pursuant to this clause shall be applied to the outstanding Revolving B Loans.  Within the foregoing parameters, prepayments under this Section 2.6(b) shall be applied first to Base Rate Loans and then to LIBOR Rate Loans in direct order of Interest Period maturities. All prepayments under this Section 2.6(b) shall be subject to Section 2.15, but otherwise without premium or penalty.

(c)Bank Product Obligations Unaffected.  Any prepayment made pursuant to this Section 2.6 shall not affect the Company’s obligation to continue to make payments under any Bank Product, which shall remain in full force and effect notwithstanding such repayment or prepayment, subject to the terms of such Bank Product.

Section ~~2.7~~2.7Default Rate and Payment Dates.

(~~a~~a)If all or a portion of the principal amount of any Loan which is a LIBOR Rate Loan shall not be paid when due or continued as a LIBOR Rate Loan in accordance with the provisions of Section 2.8 (whether at the stated maturity, by acceleration or otherwise), such overdue principal amount of such Loan shall be converted to a Base Rate Loan at the end of the Interest Period applicable thereto.

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(~~b~~b)Upon the occurrence and during the continuance of a (~~i~~i) Bankruptcy Event or a Payment Event of Default, the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Loan Documents shall automatically bear interest at a rate per annum which is equal to the Default Rate and (~~ii~~ii) any other Event of Default hereunder, at the option of the Required Lenders, the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Loan Documents shall automatically bear interest, at a per annum rate which is equal to the Default Rate, in each case from the date of such Event of Default until such Event of Default is waived in accordance with Section 9.1.  Any default interest owing under this Section 2.7(b) shall be due and payable on the earlier to occur of (x) demand by the Agent (which demand the Agent shall make if directed by the Required Lenders) and (y) the applicable Maturity Date.

(~~c~~c)Interest on each Loan shall be payable in arrears on each Interest Payment Date; provided that interest accruing pursuant to paragraph (b) of this Section shall be payable from time to time on demand.

Section ~~2.8~~2.8Conversion Options.

(~~a~~a)The Company may, in the case of Revolving Loans, elect from time to time to convert Base Rate Loans to LIBOR Rate Loans or to continue LIBOR Rate Loans, by delivering a Notice of Conversion/Extension to the Agent at least three Business Days’ prior to the proposed date of conversion or continuation.  In addition, the Company may elect from time to time to convert all or any portion of a LIBOR Rate Loan to a Base Rate Loan by giving the Agent irrevocable written notice thereof by 11:00 A.M. one (1) Business Day prior to the proposed date of conversion.  If the date upon which a Base Rate Loan is to be converted to a LIBOR Rate Loan is not a Business Day, then such conversion shall be made on the next succeeding Business Day and during the period from such last day of an Interest Period to such succeeding Business Day such Loan shall bear interest as if it were a Base Rate Loan.  LIBOR Rate Loans may only be converted to Base Rate Loans on the last day of the applicable Interest Period.  If the date upon which a LIBOR Rate Loan is to be converted to a Base Rate Loan is not a Business Day, then such conversion shall be made on the next succeeding Business Day and during the period from such last day of an Interest Period to such succeeding Business Day such Loan shall bear interest as if it were a Base Rate Loan.  All or any part of outstanding Base Rate Loans may be converted as provided herein; provided that (~~i~~i) no Loan may be converted into a LIBOR Rate Loan when any Default or Event of Default has occurred and is continuing and (~~ii~~ii) partial conversions shall be in an aggregate principal amount of $100,000 or a whole multiple of $100,000 in excess thereof.  All or any part of outstanding LIBOR Rate Loans may be converted as provided herein; provided that partial conversions shall be in an aggregate principal amount of $100,000 or a whole multiple of $100,000 in excess thereof.

(~~b~~b)Any LIBOR Rate Loans may be continued as such upon the expiration of an Interest Period with respect thereto by compliance by the Company with the notice provisions contained in Section 2.8(a); provided, that no LIBOR Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing, in which case such Loan shall be automatically converted to a Base Rate Loan at the end of the applicable Interest Period with respect thereto.  If the Company shall fail to give timely notice of an election to continue a LIBOR Rate Loan, or the continuation of LIBOR Rate Loans is not permitted hereunder, such LIBOR Rate Loans shall be automatically converted to Base Rate Loans at the end of the applicable Interest Period with respect thereto.

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Section ~~2.9~~2.9Swingline Loan Subfacility.

(~~a~~a)Swingline Commitment.  During the Commitment Period, subject to the terms and conditions hereof, each Swingline Lender, in its individual capacity, agrees to, in reliance upon the agreements of the other Revolving A Lenders set forth in this Section, make certain revolving credit loans to the Company (each a “Swingline Loan” and, collectively, the “Swingline Loans”) for the purposes hereinafter set forth; provided, however, (~~i~~i) the aggregate principal amount of Swingline Loans outstanding at any time shall not exceed THIRTY MILLION DOLLARS ($30,000,000) (the “Swingline Committed Amount”), (~~ii~~ii) the sum of the aggregate principal amount of outstanding Revolving A Loans plus outstanding Swingline Loans plus outstanding LOC Obligations shall not exceed the Revolving A Committed Amount then in effect, and (iii) the sum of the aggregate principal amount of a Swingline Lender’s outstanding Swingline Loans shall not exceed such Swingline Lender’s respective share of the Swingline Committed Amount according to such Swingline Lender’s Swingline Commitment Percentage.  Swingline Loans hereunder may be repaid and reborrowed in accordance with the provisions hereof.

(~~b~~b)Swingline Loan Borrowings.

(~~i~~i)Notice of Borrowing and Disbursement.  Upon receiving a Notice of Borrowing from the Company not later than 3:00 P.M. (Charlotte, North Carolina time) on any Business Day requesting that a Swingline Loan be made, the Applicable Swingline Lender will make Swingline Loans available to the Company on the same Business Day such request is received by such Applicable Swingline Lender.  Upon receipt, the Applicable Swingline Lender will provide to the Agent a copy of any Notice of Borrowing received by such Applicable Swingline Lender.  Swingline Loan borrowings hereunder shall be made in minimum amounts of $50,000 (or the remaining available amount of the Swingline Committed Amount if less) and in integral amounts of $50,000 in excess thereof.

(~~ii~~ii)Repayment of Swingline Loans.  Each Swingline Loan borrowing shall be due and payable on the earlier of thirty (30) days following the date such Swingline Loan is made and the applicable Maturity Date.  The Applicable Swingline Lender may, at any time, in its sole discretion, by written notice to the Company and the Agent, demand repayment of its Swingline Loans by way of a Revolving A Loan borrowing, in which case the Company shall be deemed to have requested a Revolving A Loan borrowing comprised entirely of Base Rate Loans in the amount of such Swingline Loans; provided, however, that, in the following circumstances, any such demand shall also be deemed to have been given one Business Day prior to each of (~~A~~A) the applicable Maturity Date, (~~B~~B) the occurrence of any Bankruptcy Event, (~~C~~C) upon acceleration of the Obligations hereunder, whether on account of a Bankruptcy Event or any other Event of Default, and (~~D~~D) the exercise of remedies in accordance with the provisions of Section 7.2 hereof (each such Revolving A Loan borrowing made on account of any such deemed request therefor as provided herein being hereinafter referred to as “Mandatory Swingline Borrowing”).  Each Revolving A Lender hereby irrevocably agrees to make such Revolving A Loans promptly upon any such request or deemed request on account of each Mandatory Swingline Borrowing in the amount and in the manner specified in the preceding sentence on the date such notice is received by the Revolving A Lenders from the Agent if such notice is received at or before 2:00 P.M., otherwise such payment shall be made at or before 12:00 Noon on the Business Day next succeeding the date such notice is received notwithstanding (~~1~~1) the amount of Mandatory Swingline Borrowing

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may not comply with the minimum amount for borrowings of Revolving A Loans otherwise required hereunder, (~~2~~2) whether any conditions specified in Section 4.2 are then satisfied, (~~3~~3) whether a Default or an Event of Default then exists, (~~4~~4) failure of any such request or deemed request for Revolving A Loans to be made by the time otherwise required in Section 2.1(b)(i), (~~5~~5) the date of such Mandatory Swingline Borrowing, or (~~6~~6) any reduction in the Revolving A Committed Amount or termination of the Revolving A Commitments immediately prior to such Mandatory Swingline Borrowing or contemporaneously therewith.  In the event that any Mandatory Swingline Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code), then each Revolving A Lender hereby agrees that it shall forthwith purchase (as of the date the Mandatory Swingline Borrowing would otherwise have occurred, but adjusted for any payments received from the Company on or after such date and prior to such purchase) from the Applicable Swingline Lender such Participation Interest in the outstanding Swingline Loans as shall be necessary to cause each such Lender to share in such Swingline Loans ratably based upon its respective Revolving A Commitment Percentage (determined before giving effect to any termination of the Commitments pursuant to Section 7.2); provided that (x) all interest payable on the Swingline Loans shall be for the account of the Applicable Swingline Lender until the date as of which the respective Participation Interest is purchased, and (y) at the time any purchase of a Participation Interest pursuant to this sentence is actually made, the purchasing Revolving A Lender shall be required to pay to the  Applicable Swingline Lender interest on the principal amount of such Participation Interest purchased for each day from and including the day upon which the Mandatory Swingline Borrowing would otherwise have occurred to but excluding the date of payment for such Participation Interest, at the rate equal to, if paid within two (2) Business Days of the date of the Mandatory Swingline Borrowing, the Federal Funds Effective Rate, and thereafter at a rate equal to the Base Rate.  The Company shall have the right to repay the Swingline Loan in whole or in part from time to time in accordance with Section 2.6(a).

(~~c~~c)Interest on Swingline Loans.  Subject to the provisions of Section 2.7, Swingline Loans shall bear interest at a per annum rate equal to the LIBOR Reference Rate plus the Applicable Margin for Revolving A Loans.  Interest on Swingline Loans shall be payable in arrears on each Interest Payment Date.

(~~d~~d)Swingline Note; Covenant to Pay.  The Swingline Loans shall be evidenced by this Agreement and, upon request of the Applicable Swingline Lender, by a duly executed promissory note of the Company in favor of the Applicable Swingline Lender in the original amount of the Swingline Commitment of each Swingline Lender and substantially in the form of Exhibit 2.9(d).  The Company covenants and agrees to pay the Swingline Loans in accordance with the terms of this Agreement.

(~~e~~e)Cash Collateral.  At any point in time in which there is a Defaulting Lender, any Swingline Lender may require the Company to Cash Collateralize the outstanding Swingline Loans pursuant to Section 2.20.

Section ~~2.10~~2.10Computation of Interest and Fees; Usury.

(~~a~~a)Interest payable hereunder with respect to any Base Rate Loan based on the Prime Rate shall be calculated on the basis of a year of 365 days (or 366 days, as applicable) for the actual days elapsed.  All other fees, interest and all other amounts payable hereunder shall be

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calculated on the basis of a 360-day year for the actual days elapsed.  The Agent shall as soon as practicable notify the Company and the Lenders of each determination of a LIBOR Rate on the Business Day of the determination thereof.  Any change in the interest rate on a Loan resulting from a change in the Base Rate shall become effective as of the opening of business on the day on which such change in the Base Rate shall become effective.  The Agent shall as soon as practicable notify the Company and the Lenders of the effective date and the amount of each such change.

(~~b~~b)Each determination of an interest rate by the Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Company and the Lenders in the absence of manifest error.  The Agent shall, at the request of the Company, deliver to the Company a statement showing the computations used by the Agent in determining any interest rate.

(~~c~~c)It is the intent of the Lenders and the Credit Parties to conform to and contract in strict compliance with applicable usury law from time to time in effect.  All agreements between the Lenders and the Credit Parties are hereby limited by the provisions of this subsection which shall override and control all such agreements, whether now existing or hereafter arising and whether written or oral.  In no way, nor in any event or contingency (including, but not limited to, prepayment or acceleration of the maturity of any Obligation), shall the interest taken, reserved, contracted for, charged, or received under this Agreement, under the Notes or otherwise, exceed the maximum nonusurious amount permissible under applicable law.  If, from any possible construction of any of the Loan Documents or any other document, interest would otherwise be payable in excess of the maximum nonusurious amount, any such construction shall be subject to the provisions of this paragraph and such interest shall be automatically reduced to the maximum nonusurious amount permitted under applicable law, without the necessity of execution of any amendment or new document.  If any Lender shall ever receive anything of value which is characterized as interest on the Loans under applicable law and which would, apart from this provision, be in excess of the maximum nonusurious amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the Loans and not to the payment of interest, or refunded to the Company or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal amount of the Loans.  The right to demand payment of the Loans or any other Indebtedness evidenced by any of the Loan Documents does not include the right to receive any interest which has not otherwise accrued on the date of such demand, and the Lenders do not intend to charge or receive any unearned interest in the event of such demand.  All interest paid or agreed to be paid to the Lenders with respect to the Loans shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term (including any renewal or extension) of the Loans so that the amount of interest on account of such Indebtedness does not exceed the maximum nonusurious amount permitted by applicable law.

Section ~~2.11~~2.11Pro Rata Treatment and Payments.

(~~a~~a)Allocation of Payments Prior to Exercise of Remedies.

(i)Each borrowing of Revolving A Loans and any reduction of the Revolving A Commitments shall be made pro rata according to the respective Revolving A Commitment Percentages of the Revolving A Lenders.  Unless otherwise required by the terms of this Agreement, each payment under this Agreement with respect to the Revolving A Loans shall be applied, first, to any fees then due and owing by the Company pursuant to Section 2.4 with respect to such Loans, second, to interest then due

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and owing hereunder ~~of~~by the Company with respect to such Loans and, third, to principal then due and owing hereunder ~~and under this Agreement of~~by the Company with respect to such Loans.  Each payment on account of any fees pursuant to Section 2.4 shall be made pro rata in accordance with the respective amounts due and owing (except as to the Letter of Credit Facing Fees and the Issuing Lender Fees which shall be paid to the applicable Issuing Lender).  Each payment by the Company on account of principal of and interest on the Revolving A Loans, shall be applied to such Loans on a pro rata basis and, to the extent applicable, in accordance with the terms of Section 2.6 hereof.  For the avoidance of doubt, unless otherwise required by the terms of this Agreement, each payment made with regards to the LOC Commitments shall be made pro rata according to the respective outstanding LOC Obligations of the applicable Issuing Lender.

(ii)Each borrowing of Revolving B Loans and any reduction of the Revolving B Commitments shall be made pro rata according to the respective Revolving B Commitment Percentages of the Revolving B Lenders.  Unless otherwise required by the terms of this Agreement, each payment under this Agreement with respect to the Revolving B Loans shall be applied, first, to any fees then due and owing by the Company pursuant to Section 2.4 with respect to such Loans, second, to interest then due and owing hereunder by the Company with respect to such Loans and, third, to principal then due and owing hereunder by the Company with respect to such Loans.  Each payment on account of any fees pursuant to Section 2.4 shall be made pro rata in accordance with the respective amounts due and owing.  Each payment by the Company on account of principal of and interest on the Revolving B Loans, shall be applied to such Loans on a pro rata basis and, to the extent applicable, in accordance with the terms of Section 2.6 hereof.

(iii)All payments (including prepayments) to be made by the Company on account of principal, interest and fees shall be made without defense, set-off or counterclaim and shall be made to the Agent for the account of the Lenders at the Agent’s office specified on Section 9.2 in Dollars and in immediately available funds not later than 1:00 P.M. (Charlotte, North Carolina time) on the date when due.  The Agent shall distribute such payments to the Lenders entitled thereto promptly upon receipt in like funds as received.  If any payment hereunder (other than payments on the LIBOR Rate Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.  If any payment on a LIBOR Rate Loan becomes due and payable on a day other than a Business Day, such payment date shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.  ~~For the avoidance of doubt, unless otherwise required by the terms of this Agreement, each payment made with regards to the LOC Commitments shall be made pro rata according to the respective outstanding LOC Obligations of the applicable Issuing Lender.~~

(~~b~~b)Allocation of Payments After Exercise of Remedies. Notwithstanding any other provisions of this Agreement to the contrary, after the exercise of remedies (other than the application of default interest pursuant to Section 2.7) by the Agent or the Lenders pursuant to Section 7.2 (or after the Commitments shall automatically terminate and the Loans (with accrued interest thereon) and all other amounts under the Loan Documents (including, without limitation,

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the maximum amount of all contingent liabilities under Letters of Credit) shall automatically become due and payable in accordance with the terms of such Section), all amounts collected or received by the Agent or any Lender on account of the Credit Party Obligations or any other amounts outstanding under any of the Loan Documents shall or in respect of the Collateral shall be paid over or delivered as follows (irrespective of whether the following costs, expenses, fees, interest, premiums, scheduled periodic payments or Credit Party Obligations are allowed, permitted or recognized as a claim in any proceeding resulting from the occurrence of a Bankruptcy Event):

FIRST, to the payment of all reasonable out‑of‑pocket costs and expenses (including, without limitation, reasonable attorneys’ fees) of the Agent in connection with enforcing the rights of the Lenders under the Loan Documents and any protective advances made by the Agent with respect to the Collateral under or pursuant to the terms of the Security Documents;

SECOND, to the payment of any fees owed to the Agent and the Issuing Lenders;

THIRD, to the payment of all reasonable out‑of‑pocket costs and expenses (including, without limitation, reasonable attorneys’ fees) of each of the Lenders in connection with enforcing its rights under the Loan Documents or otherwise with respect to the Credit Party Obligations owing to such Lender;

FOURTH, to the payment of all of the Credit Party Obligations consisting of accrued fees and interest, and including, with respect to any Bank Product, any fees, premiums and scheduled periodic payments due under such Bank Product and any interest accrued thereon;

FIFTH, to the payment of the outstanding principal amount of the Credit Party Obligations and the payment or Cash Collateralization of the outstanding LOC Obligations, and including with respect to any Bank Product, any breakage, termination or other payments due under such Bank Product and any interest accrued thereon;

SIXTH, to all other Credit Party Obligations and other obligations which shall have become due and payable under the Loan Documents or otherwise and not repaid pursuant to clauses “FIRST” through “FIFTH” above; and

SEVENTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

In carrying out the foregoing, (~~a~~a) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (~~b~~b) each of the Lenders (including any Issuing Lenders) and any Bank Product Provider shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Loans and LOC Obligations held by such Lender or the outstanding obligations payable to such Bank Product Provider bears to the aggregate then outstanding Loans and LOC Obligations and obligations payable under all Bank Products) of amounts available to be applied pursuant to clauses “THIRD”, “FOURTH”, “FIFTH” and “SIXTH” above; and (~~c~~c) to the extent that any amounts available for distribution pursuant to clause “FIFTH” above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Agent in a Cash Collateral account and applied (~~i~~i) first, to reimburse each applicable Issuing Lender from time to time for any drawings under such Letters of Credit on a pro rata basis and (~~ii~~ii) then,

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following the expiration of all Letters of Credit, to all other obligations of the types described in clauses “FIFTH” and “SIXTH” above in the manner provided in this Section.  Notwithstanding the foregoing terms of this Section, only Collateral proceeds and payments under the Subsidiary Guaranty (as opposed to ordinary course principal, interest and fee payments hereunder) shall be applied to obligations under any Bank Product. Notwithstanding the foregoing, Credit Party Obligations arising under Bank Products with Bank Product Providers shall be excluded from the application described above if the Agent has not received written notice thereof, together with such supporting documentation as the Agent may request, from the applicable Bank Product Provider, as the case may be.  Each Bank Product Provider not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Agent pursuant to the terms of Article VIII for itself and its Affiliates as if a “Lender” party hereto.

Section ~~2.12~~2.12Non-Receipt of Funds by the Agent.

(~~a~~a)Funding by Lenders; Presumption by Agent.  Unless the Agent shall have received written notice from a Lender prior to the proposed date of any Extension of Credit that such Lender will not make available to the Agent such Lender’s share of such Extension of Credit, the Agent may assume that such Lender has made such share available on such date in accordance with this Agreement and may, in reliance upon such assumption, make available to the Company a corresponding amount.  In such event, if a Lender has not in fact made its share of the applicable Extension of Credit available to the Agent, then the applicable Lender and the Company severally agree to pay to the Agent within two Business Days on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Company to but excluding the date of payment to the Agent, at (~~i~~i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation and (~~ii~~ii) in the case of a payment to be made by the Company, the interest rate applicable to Loans.  If the Company and such Lender shall pay such interest to the Agent for the same or an overlapping period, the Agent shall promptly remit to the Company the amount of such interest paid by the Company for such period.  If such Lender pays its share of the applicable Extension of Credit to the Agent, then the amount so paid shall constitute such Lender’s Loan included in such Extension of Credit.  Any payment by the Company shall be without prejudice to any claim the Company may have against a Lender that shall have failed to make such payment to the Agent.

(~~b~~b)Payments by Company; Presumptions by Agent.  Unless the Agent shall have received notice from the Company prior to the date on which any payment is due to the Agent for the account of the Lenders or the Issuing Lenders hereunder that the Company will not make such payment, the Agent may assume that the Company has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Lenders, as the case may be, the amount due.  In such event, if the Company has not in fact made such payment, then each of the Lenders or the Issuing Lenders, as the case may be, severally agrees to repay to the Agent forthwith on demand the amount so distributed to such Lender or Issuing Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation.

A notice of the Agent to any Lender or the Company with respect to any amount owing under subsections (a) and (b) of this Section shall be conclusive, absent manifest error.

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(~~c~~c)Failure to Satisfy Conditions Precedent.  If any Lender makes available to the Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Company by the Agent because the conditions to the applicable Extension of Credit set forth in Article IV are not satisfied or waived in accordance with the terms thereof, the Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

(~~d~~d)Obligations of Lenders Several.  The obligations of the Revolving A Lenders hereunder to make Revolving A Loans, to fund participations in Letters of Credit and Swingline Loans and to make payments pursuant to Section 9.5(c) are several and not joint.  The obligations of the Revolving B Lenders hereunder to make Revolving B Loans and to make payments pursuant to Section 9.5(c) are several and not joint.  The failure of any Lender to make any Loan, to fund any ~~such~~ participation or to make any ~~such~~ payment under Section 9.5(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 9.5(c).

(~~e~~e)Funding Source.  Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

Section ~~2.13~~2.13Inability to Determine Interest Rate.

Circumstances Affecting LIBOR Rate Availability.  Notwithstanding any other provision of this Agreement, unless and until a Benchmark Replacement ~~Rate~~ is implemented in accordance with clause (b) below, if (i) the Agent shall reasonably determine (which determination shall be conclusive and binding absent manifest error) that Dollar deposits are not being offered to banks in the London interbank Eurodollar market for the applicable amount and Interest Period of a Loan, (ii) the Agent shall reasonably determine (which determination shall be conclusive and binding absent manifest error) that, by reason of circumstances affecting the relevant market, reasonable and adequate means do not exist for ascertaining the LIBOR Rate for such Interest Period, or (iii) the Required Lenders shall reasonably determine (which determination shall be conclusive and binding absent manifest error) that the LIBOR Rate does not adequately and fairly reflect the cost to such Lenders of funding LIBOR Rate Loans that the Company has requested be outstanding as a LIBOR Tranche during such Interest Period, the Agent shall forthwith give telephone notice of such determination, confirmed in writing, to the Company, and the Lenders at least two (2) Business Days prior to the first day of such Interest Period.  Unless the Company shall have notified the Agent upon receipt of such telephone notice that it wishes to rescind or modify its request regarding such LIBOR Rate Loans, any Loans that were requested to be made as LIBOR Rate Loans shall be made as Base Rate Loans and any Loans that were requested to be converted into or continued as LIBOR Rate Loans shall remain as or be converted into Base Rate Loans.  Until any such notice has been withdrawn by the Agent, no further Loans shall be made as, continued as, or converted into, LIBOR Rate Loans for the Interest Periods so affected.

~~Notwithstanding anything to the contrary in clause (a) above, if the Agent has made the determination (which determination shall be conclusive and binding absent manifest error) that (i) the circumstances described in Section 2.13(a)(i) or (a)(ii) have arisen and that such circumstances are unlikely to be temporary, (ii) any applicable interest rate specified herein is no longer a widely recognized benchmark rate for newly originated loans in the syndicated loan market in the applicable currency or (iii) the applicable supervisor or administrator (if any) of any applicable interest rate specified herein or any Governmental Authority having, or purporting to have, jurisdiction over the Agent has made a public~~

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~~statement identifying a specific date after which any applicable interest rate specified herein shall no longer be used for determining interest rates for loans in the syndicated loan market in the applicable currency, then the Agent may, to the extent practicable (in consultation with the Company and as determined by the Agent to be generally in accordance with similar situations in other transactions in which it is serving as administrative agent or otherwise consistent with market practice generally), establish a replacement interest rate (the “Replacement Rate”), in which case, the Replacement Rate shall, subject to the next two sentences, replace such applicable interest rate for all purposes under the Loan Documents unless and until (A) an event described in Section 2.13(b)(i), (b)(ii) or (b)(iii) occurs with respect to the Replacement Rate or (B) the Agent (or the Required Lenders through the Agent) notifies the Company that the Replacement Rate does not adequately and fairly reflect the cost to the Lenders of funding the Loans bearing interest at the Replacement Rate.  In connection with the establishment and application of the Replacement Rate, this Agreement and the other Loan Documents shall be amended solely with the consent of the Agent and the Company, as may be necessary or appropriate, in the opinion of the Agent, to effect the provisions of this clause (b).  Notwithstanding anything to the contrary in this Agreement or the other Loan Documents (including, without limitation, Section 9.1), such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Agent shall not have received, within five (5) Business Days of the delivery of such amendment to the Lenders, written notices from such Lenders that in the aggregate constitute Required Lenders, with each such notice stating that such Lender objects to such amendment.  To the extent the Replacement Rate is approved by the Agent and the Company in connection with this clause (b), the Replacement Rate shall be applied in a manner consistent with market practice; provided that, in each case, to the extent such market practice is not administratively feasible for the Agent, such Replacement Rate shall be applied as otherwise reasonably determined by the Agent (it being understood that any such modification by the Agent shall not require the consent of, or consultation with, any of the Lenders).~~Effect of Benchmark Transition Event.

(i)Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Agent and the Company may amend this Agreement to replace LIBOR with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Agent has posted such proposed amendment to all Lenders and the Company so long as the Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Required Lenders have delivered to the Agent written notice that such Required Lenders accept such amendment. No replacement of LIBOR with a Benchmark Replacement pursuant to this Section 2.13(b) will occur prior to the applicable Benchmark Transition Start Date.

(ii)Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.

(iii)Notices; Standards for Decisions and Determinations. The Agent will promptly notify the Company and the Lenders of (A) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes and (D) the

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commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Agent or Lenders pursuant to this Section 2.13(b), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 2.13(b).

(iv)Benchmark Unavailability Period. Upon the Company’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Company may revoke any request for a LIBOR Rate Loan of, conversion to or continuation of LIBOR Rate Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Company will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans. During any Benchmark Unavailability Period, the component of the Base Rate based upon LIBOR will not be used in any determination of the Base Rate.

Section ~~2.14~~2.14 Yield Protection.

(a)~~(a)~~ Increased Costs Generally.  If any Change in Law shall:

(~~i~~i)impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or advances, loans or other credit extended or participated in by, any Lender (except any reserve requirement reflected in the LIBOR Rate) or any Issuing Lender;

(~~ii~~ii)subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (e) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(~~iii~~iii)impose on any Lender or any Issuing Lender or the London interbank market any other condition, cost or expense affecting this Agreement or LIBOR Rate Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making, continuing, converting, into or maintaining any LIBOR Rate Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or Issuing Lender of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or Issuing Lender hereunder (whether of principal, interest or any other amount) then, upon written request of such Lender or Issuing Lender, the Company shall promptly pay to any such Lender or Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Lender, as the case may be, for such additional costs incurred or reduction suffered.

(~~b~~b)Capital Requirements.  If any Lender or Issuing Lender determines that any Change in Law affecting such Lender or Issuing Lender or any lending office of such Lender or such Lender’s or Issuing Lender’s holding company, if any, regarding capital requirements or liquidity has or would have the effect of reducing the rate of return on such Lender’s or Issuing Lender’s capital or on the capital of such Lender’s or Issuing Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such

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Issuing Lender, to a level below that which such Lender or Issuing Lender or such Lender’s or Issuing Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or Issuing Lender’s policies and the policies of such Lender’s or Issuing Lender’s holding company with respect to capital adequacy), then from time to time the Company will pay to such Lender or Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Lender or such Lender’s or Issuing Lender’s holding company for any such reduction suffered.

(~~c~~c)Certificates for Reimbursement.  A certificate of a Lender or an Issuing Lender setting forth the amount or amounts necessary to compensate such Lender or Issuing Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section and delivered to the Company shall be conclusive absent manifest error.  The Company shall pay such Lender or Issuing Lender, as the case may be, the amount shown as due on any such certificate within fifteen (15) days after receipt thereof; provided any such amounts being demanded of the Company by such Lender shall be made on a nondiscriminatory basis, consistent with other requests being made by such Lender in connection with other similar loans held by such Lender.

(~~d~~d)Delay in Requests.  Failure or delay on the part of any Lender or Issuing Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or Issuing Lender’s right to demand such compensation, provided that the Company shall not be required to compensate a Lender or Issuing Lender pursuant to this Section for any increased costs incurred or reductions suffered, as the case may be, to the extent that such Lender or Issuing Lender fails to make a demand for such compensation more than six (6) months after becoming aware of such Change in Law giving arise to such increased costs or reductions.

Section ~~2.15~~2.15Compensation for Losses.

Upon demand of any Lender (with a copy to the Agent) from time to time, the Company shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense (it being understood that Indemnified Taxes are covered by Section 2.16) incurred by it as a result of:

(~~i~~i)any continuation, conversion, payment or prepayment (other than pursuant to Section 2.12) of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

(~~ii~~ii)any failure by the Company (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Company; or

(~~iii~~iii)any assignment of a LIBOR Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Company pursuant to Section 2.19;

excluding any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained.  The Company shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by the Company to the Lenders under this Section, each Lender shall be deemed to have funded each LIBOR Rate Loan made by it at the LIBOR

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Rate for such Loan by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not such LIBOR Rate Loan was in fact so funded.

Section ~~2.16~~2.16Taxes.

(~~a~~a)Payments Free of Taxes.  Any and all payments by or on account of any obligation of the Company hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Taxes; provided that if the Company or the Agent shall be required by Applicable Law to deduct any Taxes from such payments, then (i) if such Taxes are Indemnified Taxes, the sum payable by the Company shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the applicable Recipient, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Company or the Agent, as applicable, shall be entitled to make such deductions and (iii) the Company or the Agent, as applicable, shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with Applicable Law.

(~~b~~b)Payment of Other Taxes by the Company.  Without limiting the provisions of paragraph (a) above, the Company shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Agent timely reimburse the Agent for the payment of any Other Taxes; provided, that evidence of any such payment of Other Taxes has been provided to the Company.

(~~c~~c)Indemnification by the Company.  The Company shall indemnify each Recipient, within thirty (30) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by such Recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to the Company by a Lender or Issuing Lender (with a copy to the Agent), or by the Agent on its own behalf or on behalf of a Lender or Issuing Lender, shall be conclusive absent manifest error.  The Company shall also indemnify the Agent, within thirty (30) days after demand therefor, for any amount which a Lender or Issuing Lender for any reason fails to pay indefeasibly to the Agent as required by paragraph (g) below; provided that, such Lender or Issuing Lender, as the case may be, shall indemnify the Company to the extent of any payment the Company makes to the Agent pursuant to this sentence.  In addition, the Company shall indemnify the Agent, each Lender and Issuing Lender, within thirty (30) days after demand therefor, for any incremental Taxes that may become payable by such Agent, Lender (or its beneficial owners) or Issuing Lender as a result of any failure of any Credit Party to pay any Taxes when due to the appropriate Governmental Authority or to deliver to such Agent, pursuant to clause (d), documentation evidencing the payment of Taxes.

(~~d~~d)Evidence of Payments.  As soon as practicable and in any event within thirty (30) days after any payment of Indemnified Taxes by the Company to a Governmental Authority, the Company shall deliver to the Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Agent.

(~~e~~e)Status of Lenders.  Any Lender that is a United States person (within the meaning of Section 7701(a)(30) of the Code) shall deliver to the Company and the Agent on or

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about the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax.  Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments hereunder or under any other Loan Document shall deliver to the Company (with a copy to the Agent), at the time or times prescribed by Applicable Law or reasonably requested by the Company or the Agent, such properly completed and executed documentation prescribed by Applicable Law as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, any Lender, if requested by the Company or the Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Company or the Agent as will enable the Company or the Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.  Without limiting the generality of the foregoing, in the event that the Company is a resident for tax purposes in the United States, any Foreign Lender shall deliver to the Company and the Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Company or the Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

(~~i~~i)duly completed copies of IRS Form W-8BEN or W-8BEN-E, as applicable, claiming eligibility for benefits of an income tax treaty to which the United States is a party;

(~~ii~~ii)duly completed copies of IRS Form W-8ECI;

(~~iii~~iii)in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate (a “Tax Compliance Certificate”)  in a form reasonably satisfactory to the Company and the Agent to the effect that such Foreign Lender is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Company within the meaning of section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code and (y) duly completed copies of IRS Form W-8BEN or W-8BEN-E, as applicable;

(~~iv~~iv)to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E (or W-8BEN, as applicable), a Tax Compliance Certificate in a form reasonably satisfactory to the Company and the Agent, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender shall provide a Tax Compliance Certificate in a form reasonably satisfactory to the Company and the Agent on behalf of each such direct and indirect partner; or

(~~v~~v)any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed together with such supplementary documentation as may be prescribed by Applicable Law to permit the Company to determine the withholding or deduction required to be made.

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If a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with any requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Company and the Agent at the time or times prescribed by Applicable Law and at such time or times reasonably requested by the Company or the Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Company or the Agent as may be necessary for the Company and the Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this paragraph, “FATCA” shall include any amendments made to FATCA after the Closing Date.

To the extent that the relevant documentation provided pursuant to this Section 2.16(e) is rendered obsolete or inaccurate in any respect, such Lender or Issuing Lender shall update such documentation or promptly notify the Company and the Agent in writing of its legal inability to do so.

(~~f~~f)Treatment of Certain Refunds.  If any party determines, in its reasonable discretion, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section (including additional amounts paid by the Company pursuant to this Section), it shall pay to the applicable indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the applicable indemnifying party, upon the request of such indemnified party, agrees to repay the amount paid over pursuant to this Section (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such indemnified party in the event such indemnified party is required to repay such refund to such Governmental Authority.  Notwithstanding anything to the contrary in this paragraph (f), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (f) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid.  This paragraph shall not be construed to require any indemnified party to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Company or any other Person.

(~~g~~g)Indemnification of the Agent.  Each Lender and Issuing Lender shall severally indemnify the Agent within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender or Issuing Lender (but only to the extent that the Company has not already indemnified the Agent for such Indemnified Taxes and without limiting the obligation of the Company to do so), (ii) any Taxes attributable to such Lender’s or Issuing Lender’s failure to comply with the provisions of Section 9.6(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender or Issuing Lender, in each case, that are payable or paid by the Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to any Lender or Issuing Lender by the Agent shall be conclusive absent manifest error.  Each Lender and Issuing Lender hereby authorizes the Agent to set off and apply any and all amounts at any time owing to such Lender or Issuing Lender, as the case may be, under any Loan Document against any amount due to the Agent

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under this paragraph (g). The agreements in paragraph (g) shall survive the resignation and/or replacement of the Agent.

(~~h~~h)Survival.  Without prejudice to the survival of any other agreement of the Company hereunder, the agreements and obligations of the Company contained in this Section shall survive the payment in full of the Obligations and the termination of the Revolving Commitment.

Section ~~2.17~~2.17Indemnification; Nature of Issuing Lender’s Duties.

(~~a~~a)In addition to its other obligations under Section 2.3, the Credit Parties hereby agree to protect, indemnify, pay and save the Issuing Lenders and each Revolving A Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys’ fees) (it being understood that Indemnified Taxes are covered by Section 2.16) that such Issuing Lender or Revolving A Lender may incur or be subject to as a consequence, direct or indirect, of (~~i~~i) the issuance of any Letter of Credit or (~~ii~~ii) the failure of an Issuing Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority (all such acts or omissions, herein called “Government Acts”).

(~~b~~b)As between the Credit Parties, each Issuing Lender and each Revolving A Lender, the Credit Parties shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof.  Neither the Issuing Lenders nor any Revolving A Lender shall be responsible:  (~~i~~i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (~~ii~~ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (~~iii~~iii) for failure of the beneficiary of a Letter of Credit to comply fully with conditions required in order to draw upon a Letter of Credit so long as the applicable Issuing Lender acts with reasonable care in connection therewith; (~~iv~~iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (~~v~~v) for errors in interpretation of technical terms; (~~vi~~vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (~~vii~~vii) for any consequences arising from causes beyond the control of any Issuing Lender or any Lender, including, without limitation, any Government Acts.  None of the above shall affect, impair, or prevent the vesting of any Issuing Lender’s rights or powers hereunder.

(~~c~~c)In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by any Issuing Lender or any Revolving A Lender, under or in connection with any Letter of Credit or the related certificates, if taken or omitted in the absence of gross negligence or willful misconduct, shall not put such Issuing Lender or such Lender under any resulting liability to the Credit Parties.  It is the intention of the parties that this Agreement shall be construed and applied to protect and indemnify each Issuing Lender and each Revolving A Lender against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Credit Parties, including, without limitation, any and all risks of the acts or omissions, whether rightful or wrongful, of any Governmental Authority.  The Issuing Lenders and the Revolving A Lenders shall not, in any way, be liable for any failure by the applicable Issuing Lender or anyone else to pay any drawing

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under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Issuing Lenders and the Revolving A Lenders.

(~~d~~d)Nothing in this Section is intended to limit the Reimbursement Obligation of the Company contained in Section 2.3(d) hereof.  The obligations of the Credit Parties under this Section shall survive the termination of this Agreement.  No act or omissions of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Issuing Lenders and the Revolving A Lenders to enforce any right, power or benefit under this Agreement.

(~~e~~e)Notwithstanding anything to the contrary contained in this Section, the Credit Parties shall have no obligation to indemnify any Issuing Lender or any Revolving A Lender in respect of any liability incurred by such Issuing Lender or such Lender arising out of the gross negligence or willful misconduct of such Issuing Lender (including action not taken by such Issuing Lender or such Lender), as determined by a court of competent jurisdiction or pursuant to arbitration.

Section ~~2.18~~2.18Illegality.

Notwithstanding any other provision of this Agreement, if any Change in Law shall make it unlawful for such Lender or its Lending Office to make or maintain LIBOR Rate Loans as contemplated by this Agreement or to obtain in the interbank eurodollar market through its Lending Office the funds with which to make such Loans, (~~a~~a) such Lender shall promptly notify the Agent and the Company thereof, (~~b~~b) the commitment of such Lender hereunder to make LIBOR Rate Loans or continue LIBOR Rate Loans as such shall forthwith be suspended until the Agent shall give notice that the condition or situation which gave rise to the suspension shall no longer exist, and (~~c~~c) such Lender’s Loans then outstanding as LIBOR Rate Loans, if any, shall be converted on the last day of the Interest Period for such Loans or within such earlier period as required by law as Base Rate Loans.  The Company hereby agrees to promptly pay any Lender, upon its demand, any additional amounts necessary to compensate such Lender for actual and direct costs (but not including anticipated profits) reasonably incurred by such Lender in making any repayment in accordance with this Section including, but not limited to, any interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its LIBOR Rate Loans hereunder; provided any such amounts being demanded of the Company by such Lender shall be made on a nondiscriminatory basis, consistent with other requests being made by such Lender in connection with other similar loans held by such Lender.  A certificate (which certificate shall include a description of the basis for the computation) as to any additional amounts payable pursuant to this Section submitted by such Lender, through the Agent, to the Company shall be conclusive in the absence of manifest error.  Each Lender agrees to use reasonable efforts (including reasonable efforts to change its Lending Office) to avoid or to minimize any amounts which may otherwise be payable pursuant to this Section; provided, however, that such efforts shall not cause the imposition on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender in its sole discretion to be material.

Section ~~2.19~~2.19Mitigation; Replacement of Lenders

(~~a~~a)Designation of a Different Lending Office.  If any Lender requests compensation under Section 2.14, or requires the Company to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation

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or assignment (~~i~~i) would eliminate or reduce amounts payable pursuant to Section 2.14 or Section 2.16, as the case may be, in the future and (~~ii~~ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender.  The Company hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(~~b~~b)Replacement of Lenders.  If any Lender requests compensation under Section 2.14, any Lender does not provide its consent in the case of any request of the Company where all Lenders are required to so consent (and the Required Lenders or the Required Facility Lenders, as applicable, have consented thereto), or if the Company is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, or if any Lender becomes a Defaulting Lender then the Company may, at its sole expenses and effort, upon notice to such Lender and the Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 9.6), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

(~~i~~i)the Company shall have paid to the Agent the assignment fee (if any) specified in Section 9.6;

(~~ii~~ii)such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in Letters of Credit, if applicable, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 2.15) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company (in the case of all other amounts);

(~~iii~~iii)in the case of any such assignment resulting from a claim for compensation under Section 2.14 or payments required to be made pursuant to Section 2.16, such assignment will result in a reduction in such compensation or payments thereafter; and

(~~iv~~iv)such assignment does not conflict with applicable law.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply.

Section ~~2.20~~2.20Cash Collateral.

(~~a~~a)Cash Collateral.

(~~i~~i)At any time that there shall exist a Defaulting Lender under the Revolving A Facility, immediately upon the request of the Agent, any Issuing Lender or any Swingline Lender, the Company shall deliver to the Agent Cash Collateral in an amount sufficient to cover all Fronting Exposure (after giving effect to Section 2.21(g) and any Cash Collateral provided by the Defaulting Lender).

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(~~ii~~ii)If, as of the Letter of Credit Expiration Date, any Letter of Credit may for any reason remain outstanding, the Company shall immediately deliver to the Agent for the benefit of the applicable Issuing Lender Cash Collateral in an amount to equal 105% of the stated amount of all such Letters of Credit.

(~~b~~b)Grant of Security Interest.  All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts with the Agent.  The Company, and to the extent provided by any Revolving A Lender, such Lender, hereby grants to (and subjects to the control of) the Agent, for the benefit of the Agent, the Issuing Lenders and the Revolving A Lenders (including the Swingline Lenders), and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to clause (c) below.  If at any time the Agent, any Issuing Lender or any Swingline Lender determines that Cash Collateral is subject to any right or claim of any Person other than the Agent as herein provided, or that the total amount of such Cash Collateral is less than the applicable Fronting Exposure and other obligations secured thereby, the Company or the relevant Defaulting Lender will, promptly upon demand by the Agent, any Issuing Lender or any Swingline Lender pay or provide to the Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency.

(~~c~~c)Application.  Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section or Section 2.21 in respect of Letters of Credit or Swingline Loans, shall be held and applied to the satisfaction of the specific LOC Obligations, Swingline Loans, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein.

(~~d~~d)Release.  Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or other obligations shall be released promptly following (~~i~~i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Revolving A Lender (or, as appropriate, its assignee)), or (~~ii~~ii) the Agent’s good faith determination that there exists excess Cash Collateral (which determination shall be confirmed by any Issuing Lender or Swingline Lender affected by such release of Cash Collateral); provided, however, (~~A~~A) that Cash Collateral furnished by or on behalf of a Credit Party shall not be released during the continuance of a Default (and following application as provided in this Section may be otherwise applied in accordance with Section 2.11), and (~~B~~B) the Person providing Cash Collateral and each applicable Issuing Lender or Applicable Swingline Lender may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations.

Section ~~2.21~~2.21Defaulting Lenders.

Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:

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(~~a~~a)Waivers and Amendments.  Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 9.1.

(~~b~~b)Reallocation of Payments.  Any payment of principal, interest, fees or other amounts received by the Agent under this Agreement for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VII or otherwise) or received by the Agent from a Defaulting Lender pursuant to Section 9.7 shall be applied at such time or times as may be determined by the Agent as follows:  first, to the payment of any amounts owing by such Defaulting Lender to the Agent hereunder; second, with respect to any Defaulting Lender under the Revolving A Facility, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Lender or Swingline Lender hereunder; third, with respect to any Defaulting Lender under the Revolving A Facility, to Cash Collateralize the Issuing Lenders’ Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.20; fourth, as the Company may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Agent; fifth, if so determined by the Agent and the Company, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) with respect to any Defaulting Lender under the Revolving A Facility, Cash Collateralize the Issuing Lenders’ future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.20; sixth, to the payment of any amounts owing to the Lenders, the Issuing Lenders (as applicable) or Swingline Lenders (as applicable) as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Lenders or Swingline Lenders against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Company as a result of any judgment of a court of competent jurisdiction obtained by the Company against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Revolving Loans or funded participations in Swingline Loans or Letters of Credit in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Revolving Loans or funded participations in Swingline Loans or Letters of Credit were issued at a time when the conditions set forth in Section 4.2 were satisfied or waived, such payment shall be applied solely to pay the Revolving Loans of, and funded participations in Swingline Loans or Letters of Credit owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or Letters of Credit owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in LOC Obligations and Swingline Loans are held by the Lenders pro rata in accordance with the Revolving Commitments without giving effect to Section 2.21(c).  Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.21(b) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(~~c~~c)Reallocation of Revolving Commitment Percentages to Reduce Fronting Exposure.  ~~All~~With respect to the Revolving A Facility, all or any part of ~~such~~a Defaulting Lender’s participation in LOC Obligations and Swingline Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Revolving A Commitment

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Percentage (calculated without regard to such Defaulting Lender’s Revolving A Commitment) but only to the extent that (x) the conditions set forth in Section 4.2 are satisfied at the time of such reallocation (and, unless the Company shall have otherwise notified the Agent at such time, the Company shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate Revolving A Loans outstanding, participations in LOC Obligations and Swingline Loans of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving A Commitment. Subject to Section 9.23, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

(~~d~~d)New Swingline Loans/Letters of Credit. ~~So~~With respect to the Revolving A Facility, so long as any Revolving A Lender is a Defaulting Lender, (i) the Swingline Lenders shall not be required to fund any Swingline Loans unless each Swingline Lender is satisfied that it will have no Fronting Exposure after giving effect to such Swingline Loan and to any reallocation under Section 2.21(c) and (ii) no Issuing Lender shall be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto and to any reallocation under Section 2.21(c).

(~~e~~e)Cash Collateral, Repayment of Swingline Loans. If the reallocation described in Section 2.21(c) above cannot, or can only partially, be effected, the Company shall, without prejudice to any right or remedy available to it hereunder or under law, (x) first, prepay Swingline Loans in an amount equal to the Applicable Swingline Lender’s Fronting Exposure and (y) second, Cash Collateralize the Applicable Swingline Lender’s Fronting Exposure in accordance with the procedures set forth in Section 2.20.

(~~f~~f)Certain Fees.  For any period during which such Lender is a Defaulting Lender, such Defaulting Lender (i) shall not be entitled to receive any applicable Facility Fee pursuant to Section 2.4 (and the Company shall not be required to pay any such fee that otherwise would have been required to have been paid to such Defaulting Lender) and (ii) with respect to any Defaulting Lender under the Revolving A Facility, shall not be entitled to receive any letter of credit fees pursuant to Section 2.4(b) otherwise payable to the account of a Defaulting Lender with respect to any Letter of Credit as to which such Defaulting Lender has not provided Cash Collateral pursuant to Section 2.20.  ~~With~~Under the Revolving A Facility, with respect to any Letter of Credit fee pursuant to Section 2.4(b) not required to be paid to any Defaulting Lender pursuant to this Section 2.21(f), the Company shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in LOC Obligations or Swingline Loans that has been reallocated to such Non-Defaulting Lender pursuant to Section 2.21(c) above, (y) after giving effect to any reallocation under Section 2.21(c), pay to each Issuing Lender and Swingline Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Issuing Lender’s or Swingline Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee.

(~~g~~g)Defaulting Lender Cure.  ~~If~~

(i)With respect to the Revolving A Facility, if the Company, the Agent,  the Swingline Lenders and the Issuing Lenders agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Agent will so notify the parties hereto, whereupon as of the date specified in such notice and subject

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to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Revolving A Lender will, to the extent applicable, purchase that portion of outstanding Revolving A Loans of the other Revolving A Lenders or take such other actions as the Agent may determine to be necessary to cause the Revolving A Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held on a pro rata basis by the Revolving A Lenders in accordance with their Revolving A Commitment Percentages (without giving effect to Section 2.21(c)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Company while such Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender.

~~Section 2.22~~

(ii)With respect to the Revolving B Facility, if the Company and the Agent agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Agent will so notify the parties hereto, whereupon as of the date specified in such notice and subject to any conditions set forth therein, that Revolving B Lender will, to the extent applicable, purchase that portion of outstanding Revolving B Loans of the other Revolving B Lenders or take such other actions as the Agent may determine to be necessary to cause the Revolving B Loans to be held on a pro rata basis by the Revolving B Lenders in accordance with their Revolving B Commitment Percentages (without giving effect to Section 2.21(c)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Company while such Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender.

Section 2.22Extension of Maturity Date.

The Company shall have the option, up to two (2) times during the term of this Agreement, to extend the Maturity Date of the Revolving A Facility each time by an additional six (6) month period, subject to the satisfaction of the following conditions for each request:

(i)the Agent shall have received written notice of the extension request from the Company not earlier than 180 days and not later than 30 days prior to the applicable Maturity Date then in effect hereunder;

(ii)no Default or Event of Default shall have occurred and be continuing on the date of such extension and after giving effect thereto;

(iii)the representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects (or if qualified by materiality or Material Adverse Effect, in all respects) on and as of the date of such extension and after giving effect thereto, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

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(iv)the Agent shall have received, for the ratable benefit of the Lenders from the Company an extension fee in aggregate amount equal to 0.075% of the aggregate Revolving A Commitments on the date of such extension;

(v)the Agent shall have received evidence that, before and after giving effect to this Section 2.22, the Company is in compliance with each of the financial covenants set forth in Section 5.5, and

(vi)the Agent shall have received a certificate signed by a duly authorized officer of the Company and each other Credit Party ratifying and reaffirming each of its obligations under the Loan Documents and certifying to subsections (i) – (v) above.

The extension of the Maturity Date of the Revolving A Facility provided for herein shall become effective on the date on which all of the foregoing conditions are satisfied and the Agent will promptly notify the Revolving A Lenders of such extension. This Section shall supersede any provisions in Section 9.1 to the contrary.

ARTICLE ~~III~~III

REPRESENTATIONS AND WARRANTIES

The Company hereby represents and warrants to the Lenders and the Agent as follows:

Section ~~3.1~~3.1Corporate Existence.

(~~a~~a)The Company (i) is a real estate investment trust duly organized, validly existing and in good standing under the laws of the State of Maryland, (ii) has adequate power and authority and full legal right to own or to hold under lease its properties and to carry on the business in which it is presently engaged; and (iii) except as indicated on Schedule 3.1 hereto, is qualified, licensed, admitted or approved to do business as a foreign business entity in each jurisdiction wherein the character of the properties owned or held under lease by it, or the nature of the business conducted by it, makes such qualification necessary, except where such failure to qualify could not reasonably be expected to have a Material Adverse Effect.  No Credit Party nor any Subsidiary thereof is an ~~EEA~~Affected Financial Institution.

(~~b~~b)The Company has adequate power and authority and has full legal right to enter into each of the Loan Documents to which it is or is to become a party, to perform, observe and comply with all of its agreements and obligations under each of such documents, and to make all of the borrowings contemplated by this Agreement.

Section ~~3.2~~3.2Subsidiaries; Unconsolidated Affiliates.

The Company has no Subsidiaries other than those Subsidiaries listed on sub-part A of Schedule 3.2 (which Schedule shall include an indication of whether such Subsidiary is a Guarantor, an Other Non-Guarantor Subsidiary or an Excluded Subsidiary), and such other Subsidiaries established by the Company from time to time subject to the requirements of Section 5.33.  Each of the Subsidiaries identified on sub-part A of Schedule 3.2 as of the Closing Date and as of the last date such Schedule was required to be updated in accordance with Section 5.3(i) as an Excluded Subsidiary meets the requirements for an Excluded Subsidiary set forth in the definition thereof.  The Company has no

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Unconsolidated Affiliates other than those Unconsolidated Affiliates set forth on sub-part B of Schedule 3.2 and such other Unconsolidated Affiliates established by the Company from time to time pursuant to investments permitted under Section 5.25.  The capital structure of the Company and each of its Subsidiaries (including detail as to ownership interests) is set forth on sub-part C of Schedule 3.2.

Section ~~3.3~~3.3Authority, Etc.

The execution and delivery by the Company of each of the Loan Documents to which it is or is to become a party, the performance by the Company of all of its agreements and obligations under each of such documents and the making by the Company of all of the borrowings contemplated by this Agreement as and when such borrowings are made, have been duly authorized by all necessary action on the part of the Company and its shareholders and do not (i) contravene any provision of its declaration of trust, by‑laws or other organizational document, (ii) conflict with, or result in a breach of any material term, condition or provision of, or constitute a default under or result in the creation of any mortgage, lien, pledge, charge, security interest or other encumbrance upon any of its property under, any agreement, trust deed, indenture, mortgage or other instrument to which it is or may become a party or by which it or any of its property is or may become bound or affected, (iii) violate or contravene any provision of any law, regulation, order or judgment of any court or governmental or regulatory, bureau, agency or official except where such violation or contravention could not reasonably be expected to have a Material Adverse Effect, (iv) require any waivers, consents or approvals by any of the creditors of the Company, (v) require any consents or approvals by any shareholders of the Company (except such as will be duly obtained on or prior to the Closing Date and will be in full force and effect on and as of the Closing Date), or (vi) require any approval, consent, order, authorization or license by, or giving notice to, or taking any other action with respect to, any governmental or regulatory authority or agency under any provision of any applicable law, except those actions which have been taken or will be taken prior to the Closing Date or where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

Section ~~3.4~~3.4Binding Effect Of Documents, Etc.

The Company has duly executed and delivered each of the Loan Documents to which it is a party and each of such documents is in full force and effect.  The agreements and obligations of the Company contained in each of the Loan Documents to which it is a party constitute its legal, valid and binding obligations enforceable against it in accordance with their respective terms except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that the availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

Section ~~3.5~~3.5No Events Of Default, Etc.

No Event of Default has occurred and is continuing.  Neither the Company nor any of its Subsidiaries, nor any Unconsolidated Affiliate is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect.  No event has occurred and is continuing, and no condition exists within the knowledge of the Company which would, with notice or the lapse of time, or both, constitute an Event of Default.

Section ~~3.6~~3.6Title to Properties; Leases.

Except as indicated on Schedule 3.6 hereto, the Company and its Subsidiaries own all of the assets reflected in the balance sheet of the Company as of December 31, 2017, or acquired since that date

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(except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no mortgages, leases, liens or other encumbrances except Permitted Liens.

Section ~~3.7~~3.7Financial Statements.

The Company has delivered to the Agent and the Lenders (a) the balance sheets and related statements of income and of cash flows of the Company and its Consolidated Subsidiaries for the fiscal years ended December 31, 2015, December 31, 2016 and December 31, 2017, audited by KPMG, (b)  balance sheets and related statements of income for each of the Company’s Health Care Facilities which is leased to UHS, in each case for the year ended December 31, 2017 and (c) the five‑year projections of the Company which have been prepared in good faith based upon reasonable assumptions and on an annual basis for each year during the term of this Agreement, which shall not be inconsistent with any financial information or projections previously delivered to the Agent.  The financial statements referred to in clauses (a) and (b) above are complete and correct in all material respects and present fairly the financial condition of the Company and its Subsidiaries as of such dates.  The financial statements referred to in clauses (a) and (b) above, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as disclosed therein).

Section ~~3.8~~3.8	No Material Changes; No Internal Control Event, Full Disclosure, Etc.

Since December 31, 2017 (and, in addition, after delivery of annual audited financial statements in accordance with Section 5.3(a), from the date of the most recently delivered annual audited financial statements), (a) there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect and (b) no Internal Control Event has occurred.  No representation or warranty made by the Company in this Agreement, the other Loan Documents or in any agreement instrument, document, certificate, statement or letter furnished to the Lenders or the Agent by or on behalf of the Company in connection with any of the transactions contemplated by any of the Loan Documents contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances in which they are made.  Except as disclosed in writing to the Lenders and the Agent, there is no fact known to the Company or its Subsidiaries which, in the Company’s reasonable belief, has had or could be reasonably expected to have a Material Adverse Effect.  As of the First Amendment Effective Date, all of the information included in the Beneficial Ownership Certification is true and correct.

Section ~~3.9~~3.9Permits; Patents; Copyrights.

The Company and its Subsidiaries possess all franchises, patents, copyrights, trademarks, tradenames, licenses and permits and rights in respect of the foregoing, adequate for the conduct of their respective businesses substantially as now conducted without known conflict with any rights of others.

Section ~~3.10~~3.10Litigation.

There are no actions, suits, proceedings or investigations of any kind pending or threatened against the Company or any of its Subsidiaries, any Unconsolidated Affiliate or against any of their properties or revenues before any court, tribunal or administrative agency or board which, if adversely determined, could be reasonably expected to have a Material Adverse Effect.

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Section ~~3.11~~3.11Compliance With Other Instruments, Laws, Etc.

Neither the Company nor any of its Subsidiaries is in violation of any provision of its declaration of trust (or corporate charter or similar document) or by laws or any agreement or instrument by which it or any of its properties may be bound or any decree, order, judgment, or, to the knowledge of the Company’s officers, any Requirement of Law, including without limitation, the provisions of the Code and related regulations governing real estate investment trusts, ERISA and environmental laws, in a manner which could result in the imposition of substantial penalties or could be reasonably expected to have a Material Adverse Effect.

Section ~~3.12~~3.12Tax Status; REIT Status.

(~~a~~a)The Company and its Subsidiaries have made or filed all federal and state income and, all other material tax returns, reports and declarations required to be made or filed by them in any jurisdiction to which they are subject; and have paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith; and have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(~~b~~b)The Company and its Subsidiaries have operated their business at all times so as to satisfy all requirements necessary to qualify and maintain the Company’s status as a real estate investment trust under Section 856 through 860 of the Code.  The Company and its Subsidiaries have maintained adequate records so as to comply with all the record-keeping requirements relating to the Company’s qualification as a real estate investment trust as required by the Code and applicable regulations of the Department of the Treasury promulgated thereunder and have properly prepared and timely filed (taking into account any valid extensions) with the U.S. Internal Revenue Service all returns and reports required thereby.

Section ~~3.13~~3.13Investment Company Act.

Neither the Company nor any of its Subsidiaries is an “investment company”, or an “affiliated company” or a “principal underwriter” of an “investment company”, as such terms are defined in the Investment Company Act of 1940.  Neither the Company nor any of its Subsidiaries is subject to regulation under the Federal Power Act, the Interstate Commerce Act, or any federal or state statute or regulation limiting its ability to incur the Indebtedness hereunder.

Section ~~3.14~~3.14Absence of Financing Statements, Etc.

Except as indicated on Schedule 5.10(f) hereto and except in connection with the Loan Documents, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document executed by the Company or any Guarantors filed or recorded with any filing records, registry, or other public office of any jurisdiction, which purports to cover, affect or give notice of any present or possible future lien on, or security interest in, any assets or property of the Company or any Guarantor or rights thereunder.

Section ~~3.15~~3.15Certain Transactions.

Except for arm’s length transactions pursuant to which the Company or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Company or

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such Subsidiary could obtain from third parties, none of the officers, directors, or employees of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries or any Unconsolidated Affiliate having a value in excess of $250,000 (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

Section ~~3.16~~3.16Pension Plans.

Neither the Company nor any of its Subsidiaries maintains nor contributes, or has maintained or contributed in the last seven years, to any Pension Plan.

Section ~~3.17~~3.17Margin Regulations.

No part of the proceeds of any Loan hereunder will be used directly or indirectly for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect.  The Company does not own “margin stock” except as identified in the financial statements of the Company delivered to Agent pursuant to Section 5.3 and the aggregate value of all “margin stock” owned by the Company does not exceed 25% of the value of its assets.

Section ~~3.18~~3.18Environmental Matters.

(~~a~~a)To the best knowledge of the Company, the Properties do not contain any Materials of Environmental Concern in amounts or concentrations which (i) constitute a violation of, or (ii) could reasonably be expected to give rise to liability under, any Environmental Law except to the extent such violation or liability could not reasonably be expected to have a Material Adverse Effect.

(~~b~~b)To the best knowledge of the Company, (i) the Properties and all operations of the Company and its Subsidiaries at the Properties are in compliance, and have in the last five years been in compliance, in all material respects with all applicable Environmental Laws, and (ii) there is no contamination at, under or about the Properties or violation of any Environmental Laws with respect to the Properties or the business operated by the Company or any of its Subsidiaries (the “Business”) except to the extent such noncompliance or violation could not reasonably be expected to have a Material Adverse Effect.

(~~c~~c)Except as set forth on Schedule 3.18, neither the Company nor any Subsidiary has received any written or actual notice of material violation, alleged violation, non‑compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Business, nor does the Company have knowledge or reason to believe that any such notice will be received or is being threatened.

(~~d~~d)To the best knowledge of the Company, Materials of Environmental Concern have not been transported or disposed of from the Properties in violation of, or in a manner or to a location which could reasonably be expected to give rise to material liability under any Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that

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could reasonably be expected to give rise to material liability under, any applicable Environmental Law.

(~~e~~e)No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Company, threatened, under any Environmental Law to which the Company or any of its Subsidiaries is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business that, in each case, individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

(~~f~~f)To the best knowledge of the Company, there has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of the Company in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could reasonably be expected to give rise to material liability under Environmental Laws.

Section ~~3.19~~3.19Use of Proceeds.

The proceeds of the Loans and Letters of Credit shall be used solely by the Company as follows:

(~~a~~a)with respect to the Loans, (i) to refinance certain existing indebtedness of the Company, (ii) to pay any fees and expenses, (iii) to provide for the working capital and general corporate requirements of the Company and its Subsidiaries (including to make Investments permitted by Section 5.25(e) and for acquisitions permitted under this Agreement), (iv) to provide mortgage and construction financing permitted by Sections 7.26 and 7.27, (v) to make Distributions permitted by Section 5.24, and (vi) for other general corporate purposes; and

(~~b~~b)the Letters of Credit shall be used only for or in connection with appeal bonds, reimbursement obligations arising in connection with surety and reclamation bonds, reinsurance, domestic or international trade transactions and obligations not otherwise aforementioned relating to transactions entered into by the applicable account party in the ordinary course of business;

and, in no event shall any part of the proceeds of any Loan or Letter of Credit hereunder be used, directly or indirectly, in violation of Section 5.31.

Section ~~3.20~~3.20Indebtedness.

Except as otherwise permitted under Sections 5.9, the Company and its Subsidiaries (other than Excluded Subsidiaries) have no Indebtedness.

Section ~~3.21~~3.21Solvency.

The fair saleable value of the assets of the Company and its Subsidiaries, taken as a whole, measured on a going concern basis, exceeds all probable liabilities, including those to be incurred pursuant to this Agreement.  The Company and its Subsidiaries, taken as a whole, do not (a) have unreasonably small capital in relation to the business in which it is or proposes to be engaged or (b) have incurred, or believes that it will incur after giving effect to the transactions contemplated by this Agreement, debts beyond its ability to pay such debts as they become due.

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Section ~~3.22~~3.22Investments.

All Investments of the Company and its Subsidiaries, including each Investment in any Unconsolidated Affiliate, are Investments permitted under Section 5.25.

Section ~~3.23~~3.23Labor Matters.

There are no collective bargaining agreements or multiemployer plans covering the employees of the Company or any of its Subsidiaries as of the Closing Date and neither the Company nor any of its Subsidiaries (i) has suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five years, or (ii) has knowledge of any potential or pending strike, walkout or work stoppage.  No unfair labor practice complaint is pending against the Company or any of its Subsidiaries or, to the best knowledge of the Company, before any Governmental Authority.

Section ~~3.24~~3.24Accuracy and Completeness of Information.

All factual information (which does not include projections) heretofore, contemporaneously or hereafter furnished by or on behalf of the Company, any of its Subsidiaries or any Unconsolidated Affiliate to or for the Agent or any Lender for purposes of or in connection with this Agreement or any other Loan Document, or any transaction contemplated hereby or thereby, is or will be true and accurate in all material respects and not incomplete by omitting to state any material fact necessary to make such information not misleading.  There is no fact now known to the Company which has, or could reasonably be expected to have, a Material Adverse Effect which fact has not been set forth herein, in the financial statements of the Company and its Consolidated Subsidiaries furnished to the Agent and/or the Lenders, or in any certificate, opinion or other written statement made or furnished by the Company to the Agent and/or the Lender.

Section ~~3.25~~3.25Material Contracts.

As of the Closing Date, Schedule 3.25 sets forth a true and correct and complete list of all Material Contracts currently in effect.  Except as permitted by Section 5.32, all of the Material Contracts are in full force and effect and no material defaults currently exist thereunder.

Section ~~3.26~~3.26Insurance.

As of the Closing Date, the present insurance coverage of the Company and its Subsidiaries and, where available, of the lessees of each Health Care Facility is outlined as to carrier, policy number, expiration date, type and amount on Schedule 3.26.  The insurance coverage of the Company complies with the requirements set forth in Section 5.18.

Section ~~3.27~~3.27Anti-Terrorism; Anti-Corruption and Sanctions.

None of the Credit Parties, any of their Subsidiaries or any of their respective directors or officers or, to the knowledge of the Company, any of their Related Parties (excluding any officers or directors of the Credit Parties and their Subsidiaries), (A) is a Sanctioned Person or currently the subject or target of any Sanctions, (B) is controlled by or is acting on behalf of a Sanctioned Person, (C) with respect to the Credit Parties and any of their Subsidiaries, has its assets located in a Sanctioned Country, (D) is under administrative, civil or criminal investigation for an alleged violation of, or received notice from or made a voluntary disclosure to any governmental entity regarding a possible violation of, Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions by a governmental authority that enforces Sanctions or

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any Anti-Corruption Laws or Anti-Money Laundering Laws, or (E) directly or indirectly derives revenues from investments in, or transactions with, Sanctioned Persons.

Section ~~3.28~~3.28Security Documents.

The Security Documents create valid and enforceable security interests in, and Liens on, the Collateral purported to be covered thereby.  Except as set forth in the Security Documents, such security interests and Liens are currently (or will be, upon (~~a~~a) the filing of appropriate financing statements with the Secretary of State of the state of incorporation or organization for each Credit Party, and (~~b~~b) the Agent obtaining control or possession over those items of Collateral in which a security interest is perfected through control or possession) perfected security interests and Liens in favor of the Agent, for the benefit of the Secured Parties, prior to all other Liens other than Permitted Liens.

ARTICLE ~~IV~~IV

CONDITIONS PRECEDENT

Section ~~4.1~~4.1Conditions Precedent to Closing.

This Agreement shall be effective as of the date on which all of the conditions set forth below shall have been satisfied or waived in writing by the Agent:

(~~a~~a)Execution of Agreement.  Each Lender, the Agent and the Company shall have executed and delivered this Agreement.

(~~b~~b)Subsidiary Guaranty.  The Company shall have caused each Guarantor as of the Closing Date to execute and deliver to the Agent the Subsidiary Guaranty.

(~~c~~c)Pledge Agreement.  The Company and the Guarantors shall have executed and delivered the Pledge Agreement.

(~~d~~d)Corporate Documents.  The Agent shall have received from the Company:

(~~i~~i)a good standing certificate of recent date of the Secretary of State (A) for the Company, from the state of jurisdiction of formation and each other jurisdiction where failure to be qualified would have a Material Adverse Effect and (B) for each Guarantor, from its applicable jurisdiction of formation and in each jurisdiction in which such Guarantor’s material real estate assets (if any) are located;

(~~ii~~ii)a certificate from the President, Chief Financial Officer or Treasurer of the Company certifying that the representations and warranties of the Company and the Guarantors set forth herein and in the other Loan Documents are true and correct as of the date hereof;

(~~iii~~iii)a certificate from the Secretary or an Assistant Secretary of the Company and each Guarantor certifying as to the declaration of trust, bylaws and any other organizational documents of the Company and each Guarantor and the resolutions of the Board of Directors of the Company and each Guarantor authorizing the execution, delivery and performance of this Agreement and the other Loan Documents;

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(~~iv~~iv)an incumbency certificate from the Secretary or an Assistant Secretary of the Company and each Guarantor certifying to the signatures and status of the officers signing this Agreement and the other Loan Documents;

(~~v~~v)Notes to the extent requested by the Lenders in accordance with Sections 2.1(e) and 2.9(d), each duly executed by the Company and dated the Closing Date;

(~~vi~~vi)an opinion of the general counsel or deputy general counsel for the Company, as to the Company and each Guarantor, in the form of satisfactory to the Agent and the Lenders;

(~~vii~~vii)an opinion of Norton, Rose Fulbright US LLP, counsel for the Company, as to the Company and each Guarantor, in a form satisfactory to the Agent and the Lenders;

(~~viii~~viii)stock certificates or other certificates evidencing the Equity Interests pledged by the Credit Parties pursuant to the Security Documents, together with an undated stock power for each such certificate duly executed in blank by the registered owner thereof; and

(~~ix~~ix) completed UCC financing statements for each appropriate jurisdiction as is necessary, in the Agent’s sole discretion, to perfect the Agent’s security interest in the Collateral.

(~~e~~e)[reserved].

(~~f~~f)Fees.  The Company shall have paid to the Lenders, the Agent and Arrangers all fees due and payable pursuant to the Fee Letters and Section 2.4 and any other fees required to be paid prior to or on the Closing Date in connection with the execution and delivery of this Agreement, together with all legal fees and expenses incurred by the Agent in connection with this Agreement.

(~~g~~g)Proceedings And Documents.  All corporate, governmental and other proceedings in connection with the transactions contemplated by the Loan Documents and all instruments and documents incidental thereto shall be in form and substance reasonably satisfactory to the Agent and the Agent shall have received (with copies for each Lender) all such counterpart originals or certified or other copies of all such instruments and documents as the Agent shall have reasonably requested.

(~~h~~h)Consents.  The Company shall have provided to the Agent evidence satisfactory to the Agent that all governmental, shareholder and third party consents and approvals necessary in connection with the transactions contemplated hereby have been obtained and remain in effect.

(~~i~~i)Corporate Structure and Other Matters.  The corporate, capital and ownership structure of the Company, its Subsidiaries and the Unconsolidated Affiliates shall be as described on Schedule 3.2 and shall otherwise be satisfactory to the Agent and the Lenders.

(~~j~~j)No Material Adverse Change.  Since December 31, 2017, there shall have not occurred any event or condition that has had or could be reasonably expected, either individually or in the aggregate, to have a Material Adverse Effect.

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(~~k~~k)No Material Litigation.  There shall be no action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened in any court or before any arbitrator or governmental authority that could reasonably be expected to have a Material Adverse Effect.

(~~l~~l)Repayment of Existing Indebtedness.  All of the existing indebtedness for borrowed money of the Company and its Subsidiaries (other than Excluded Subsidiaries) shall be repaid in full and all liens relating thereto, if any, extinguished on or prior to the Closing Date (including, without limitation, the loans and other obligations outstanding under that certain Credit Agreement dated as of March 27, 2015 by and among the Company, the lenders party thereto and Wells Fargo, as administrative agent) other than Non-Recourse Debt and the Indebtedness set forth on Schedule 5.9.

(~~m~~m)Due Diligence.  The Agent and Arranger shall have completed in form and scope satisfactory thereto their business, legal, financial and environmental due diligence on the Company and its Subsidiaries (including due diligence related to management, strategy, material customers and contracts) and shall be satisfied with the corporate and capital structure of the Company and its Subsidiaries in all material aspects.

(~~n~~n)Financial Statements.  All financial statements referred to in Section 3.7 shall have been received by the Agent and shall be in form and substance satisfactory to the Agent and the Lenders.

(~~o~~o)Solvency.  The Agent shall have received a certificate from the Company executed by the Chief Financial Officer as to the financial condition, solvency and related matters of the Company and its Subsidiaries taken as a whole, in each case after giving effect to the initial borrowings under the Loan Documents, in substantially the form of Exhibit 4.1(~~o~~p).

(~~p~~p)Account Designation Letter.  The Agent shall have received the executed Account Designation Letter in the form of Exhibit 1.1(a) hereto.

(~~q~~q)Compliance with Laws.  The financings and other transactions contemplated hereby shall be in compliance with all applicable laws and regulations (including all applicable securities and banking laws, rules and regulations).

(~~r~~r)Bankruptcy.  There shall be no bankruptcy or insolvency proceedings pending or threatened with respect to the Company, any of its Subsidiaries or any Unconsolidated Affiliate.

(~~s~~s)Officer’s Certificates.  The Agent shall have received a certificate executed by a the President, Chief Financial Officer or Treasurer of the Company as of the Closing Date stating that (i) no action, suit, investigation or proceeding is pending or, to the knowledge of the Company, threatened in any court or before any arbitrator or governmental instrumentality that purports to affect the Company, its Subsidiaries, any Unconsolidated Affiliate or any transaction contemplated by the Loan Documents, if such action, suit, investigation or proceeding could reasonably be expected to have a Material Adverse Effect and (ii) immediately after giving effect to this Agreement (including the initial Loans made and Letters of Credit issued hereunder), the other Loan Documents and all the transactions contemplated herein and therein to occur on such date, (A) no Default or Event of Default exists, (B) all representations and warranties contained herein and in the other Loan Documents are true and correct in all material respects (other than any representations and warranties that contain a materiality qualification, which shall be true and

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correct), and (C) the Company is in compliance with each of the financial covenants set forth in Section 5.5, and demonstrating compliance with such financial covenants.

(~~t~~t)Patriot Act Certificate.  The Agent shall have received a certificate satisfactory thereto, substantially in the form of Exhibit 4.1(~~t~~u), for benefit of itself and the Lenders, provided by the Company that sets forth information required by the Anti-Money Laundering Laws, (including, without limitation, the Patriot Act) including, without limitation, the identity of the Company and the Guarantors, the name and address of the Company and the Guarantors and other information that will allow the Agent or any Lender, as applicable, to identify the Company and the Guarantors in accordance with the Anti-Money Laundering Laws.

(~~u~~u)Additional Matters.  All other documents and legal matters in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Agent and its counsel.

Section ~~4.2~~4.2Conditions To Loans.

The obligation of each Lender to make any Extension of Credit hereunder (other than a conversion or continuation under Section 2.8) is subject to the satisfaction of the following conditions precedent on the date of making such Extension of Credit:

(~~a~~a)Representations and Warranties.  The representations and warranties made by the Credit Parties herein, in the other Loan Documents and which are contained in any certificate furnished at any time under or in connection herewith shall (~~i~~i) with respect to representations and warranties that contain a materiality qualification, be true and correct and (~~ii~~ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects, in each case on and as of the date of such Extension of Credit as if made on and as of such date except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date.

(~~b~~b)No Default or Event of Default.  No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Extension of Credit to be made on such date unless such Default or Event of Default shall have been waived in accordance with this Agreement.

(~~c~~c)Compliance with Commitments.  Immediately after giving effect to the making of any such Extension of Credit (and the application of the proceeds thereof) (i) if made under the Revolving A Facility, (~~i~~x) the sum of the aggregate principal amount of outstanding Revolving A Loans plus outstanding Swingline Loans plus outstanding LOC Obligations shall not exceed the Revolving A Committed Amount then in effect, (~~ii~~y) the outstanding LOC Obligations shall not exceed the LOC Committed Amount, and (~~iii~~z) the outstanding Swingline Loans shall not exceed the Swingline Committed Amount and (ii) if made under the Revolving B Facility, the aggregate principal amount of outstanding Revolving B Loans shall not exceed the Revolving B Committed Amount then in effect.

(~~d~~d)Additional Conditions to Revolving Loans.  If a Revolving Loan is requested, all conditions set forth in Section 2.1 shall have been satisfied.

(~~e~~e)Additional Conditions to Letters of Credit.  If the issuance of a Letter of Credit is requested, (i) all conditions set forth in Section 2.3 shall have been satisfied and (ii) there shall exist no Lender that is a Defaulting Lender unless the applicable Issuing Lender has entered into

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satisfactory arrangements with the Company or such Defaulting Lender to eliminate such Issuing Lender’s risk with respect to such Defaulting Lender’s LOC Obligations.

(~~f~~f)Additional Conditions to Swingline Loans.  If a Swingline Loan is requested, (i) all conditions set forth in Section 2.9 shall have been satisfied and (ii) there shall exist no Lender that is a Defaulting Lender unless the Applicable Swingline Lender has entered into satisfactory arrangements with the Company or such Defaulting Lender to eliminate the Applicable Swingline Lender’s risk with respect to such Defaulting Lender’s in respect of its Swingline Commitment.

Each request for an Extension of Credit (other than a conversion or a continuation under Section 2.8) and each acceptance by the Company of any such Extension of Credit shall be deemed to constitute representations and warranties by the Credit Parties as of the date of such Extension of Credit that the conditions set forth above in paragraphs (a) through (f), as applicable, have been satisfied.

ARTICLE ~~V~~V

COVENANTS OF THE COMPANY

The Company covenants and agrees that, so long as any portion of any Loan or Note or Letter of Credit is outstanding or the Lenders have any obligation to make any Loan or issue any Letter of Credit hereunder, unless the Lenders otherwise agree, in writing:

Section ~~5.1~~5.1Punctual Payment.

The Company will duly and punctually pay or cause to be paid the principal and interest on the Loans, the Facility Fees, the Letter of Credit Fee, the outstanding LOC Obligations, fees associated with the closing of this Agreement, any other fees payable in connection herewith and any other amounts payable hereunder, all in accordance with the terms of this Agreement, the Notes, and the LOC Documents.

Section ~~5.2~~5.2Legal Existence, Etc.

The Company will maintain its legal existence as a real estate investment trust and qualify as such under the Code and will maintain its good standing under the laws of its jurisdiction of organization, maintain its qualification to do business in each state in which the failure to do so could reasonably be expected to have a Material Adverse Effect, and maintain all of its rights and franchises reasonably necessary to the conduct of its business.  The Company will cause each of the Guarantors to maintain its legal existence and will maintain its good standing under the laws of its jurisdiction of organization, maintain its qualification to do business in each state in which the failure to do so could reasonably be expected to have a Material Adverse Effect, and maintain all of its rights and franchises reasonably necessary to the conduct of its business.  Each of the Company and the Guarantors will furnish to the Agent and each Lender copies of all amendments to its declaration of trust, articles or certification of incorporation or formation, as applicable, by‑laws or operating agreement, as applicable or other organizational documents promptly upon their adoption by the Company or any Guarantors (or their applicable shareholders).  The Company and its Subsidiaries taken as a whole will continue to engage in business of the same general type as now conducted by it on the Closing Date.

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Section ~~5.3~~5.3Financial Statements, Etc.

The Company will deliver to the Agent and each Lender:

(~~a~~a)Annual Financial Statements.  Within 90 days (or, if earlier, within 5 days after the required date of delivery to the SEC) after the close of each fiscal year of the Company (beginning with the fiscal year ending December 31, 2017), a copy of the consolidated and consolidating balance sheet of the Company and its Consolidated Subsidiaries as of the end of such fiscal year and the related statements of income and retained earnings and of cash flows of the Company and its Consolidated Subsidiaries for such year, including the notes thereto and audited, except with respect to the consolidating statements, by KPMG, in each case setting forth in comparative form consolidated and consolidating figures for the preceding fiscal year, reported on without a “going concern” or like qualification or exception, or qualification indicating that the scope of the audit was inadequate to permit such independent certified public accountants to certify such financial statements without qualification and accompanied by a report and a certificate of KPMG or other firm of independent certified public accountants selected by the Company and acceptable to the Agent or other firm of independent certified public accountants selected by the Company and acceptable to the Agent, reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate, which report shall be prepared in accordance with generally accepted auditing standards and applicable Securities Laws;

(~~b~~b)Quarterly Financial Statements.  Within 45 days (or, if earlier, within 5 days after the required date of delivery to the SEC) after the end of each fiscal quarter of the Company, other than the final quarter in a fiscal year (beginning with the fiscal quarter ending March 31, 2018), (i) unaudited company-prepared consolidated and consolidating balance sheet of the Company and its Consolidated Subsidiaries, as of the end of such period and related statements Company prepared consolidated and consolidating statements of income and retained earnings and of cash flows for the Company and its Consolidated Subsidiaries for such quarterly period and for the portion of the fiscal year ending with such period, in each case, setting forth in comparative form consolidated and consolidating figures for the period or periods in the preceding fiscal year (subject to normal year-end audit adjustments) and including management discussion and analysis of operating results in comparative form;

(~~c~~c)Annual Budget Plan.  As soon as available, but in any event within sixty (60) days of the end of each fiscal year, a copy of the detailed annual operating budget and cash flows or plan of the Company for the then fiscal year on a quarterly basis, in form and detail reasonably acceptable to the Agent and the Required Lenders, together with a summary of the material assumptions made in the preparation of such annual budget or plan;

(~~d~~d)Compliance Certificate.  At the delivery of each quarterly and annual financial statement delivered pursuant to clauses (a) and (b) above, a compliance certificate, substantially in the form of Exhibit 5.3(d) hereto, showing compliance by the Company with the covenants set forth in Section 5.5 hereof;

(~~e~~e)Officer’s Certificate.  At the time of delivery of each quarterly and annual statement, a certificate, executed by the chief executive officer or Chief Financial Officer or Treasurer of the Company, stating that such officer has caused this Agreement to be reviewed and has no knowledge of any Default by the Company during such quarter or at the end of such year or, if such officer has such knowledge, specifying each Default and the nature thereof;

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(~~f~~f)Management Letters.  Promptly upon receipt thereof, copies of all management letters and other material reports which are submitted to the Company by its independent accountants in connection with any annual or interim audit of the Company made by such accountants;

(~~g~~g)SEC Reports, Etc.  As soon as practicable but, in any event, within ten (10) Business Days after the issuance thereof, copies of such other financial statements and reports sent by the Company to its shareholders, copies of all press releases, and copies of all regular and periodic reports which the Company may be required to file with the SEC (including any certifications required under Sarbanes-Oxley) or any similar or corresponding governmental commission, department or agency substituted therefor;

(~~h~~h)Prospectus Update.  Promptly after the effective date, copies of any new, revised or updated prospectus used by the Company to effect sales of its shares; and

(~~i~~i)Updated Schedules.  Concurrently with or prior to the delivery of the financial statements referred to in Sections 5.3(a) and 5.3(b) above, (~~i~~i) an updated copy of Schedule 3.2 if the Credit Parties or any of their Subsidiaries has formed or acquired a new Subsidiary since the Closing Date or since such Schedule was last updated, as applicable, (~~ii~~ii) an updated copy of Schedule 3.25 if any new Material Contract has been entered into since the Closing Date or since such Schedule was last updated, as applicable, together with a copy of each new Material Contract and (~~iii~~iii) an updated copy of Schedule 3.26 if the Credit Parties or any of their Subsidiaries has altered or acquired any insurance policies since the Closing Date or since such Schedule was last updated.

(~~j~~j)Other Matters.  With reasonable promptness, such other information related to the Company as the Agent or any Lender may reasonably request in writing.

All such financial statements to be complete and correct in all material respects (subject, in the case of interim statements, to normal recurring year‑end audit adjustments) and to be prepared in reasonable detail and, in the case of the annual and quarterly financial statements provided in accordance with subsections (a) and (b) above, in accordance with GAAP applied consistently throughout the periods reflected therein and further accompanied by a description of, and an estimation of the effect on the financial statements on account of, a change, if any, in the application of accounting principles as provided in Section 1.3.

Documents required to be delivered pursuant to Section 5.3 or Section 5.4 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Company posts such documents, or provides a link thereto on the Company’s website on the Internet; or (ii) on which such documents are posted on the Company’s behalf on an Internet or intranet website, if any, to which each Lender and the Agent have access (whether a commercial, third-party website or whether sponsored by the Agent); provided that:  (i) the Company shall deliver paper copies of such documents to the Agent or any Lender that requests the Company to deliver such paper copies until a written request to cease delivering paper copies is given by the Agent or such Lender and (ii) the Company shall notify the Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Agent by electronic mail electronic versions of such documents.  The Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Company with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

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Section ~~5.4~~5.4Health Care Facilities ‑ Financial Statements, Etc.

The Company will use, and will cause each Subsidiary to use, commercially reasonable efforts to obtain from each operator of a Health Care Facility leased by the Company or any Subsidiary or on which the Company or any Subsidiary holds a Mortgage Loan, a consent to deliver to the Agent and each Lender copies of the financial statements, notices and information described in (a), (b) and (d) below.  The Company will deliver to the Agent and each Lender:

(~~a~~a)upon the later of receipt by the Company or, in the case of quarterly information, the date the Company delivers its financial statements pursuant to Section 5.2(b), or in the case of annual information, the date the Company delivers its financial statements pursuant to Section 5.2(a), copies of any quarterly or annual balance sheets and statements of income of any operator of any Health Care Facility leased by the Company or any Subsidiary or on which the Company or any Subsidiary holds a Mortgage Loan and copies of any quarterly or annual balance sheets and statements of income of any Person which is a guarantor of any such lease or loan, including in each case a calculation by the Chief Financial Officer or Treasurer of the Company of the applicable Facility Coverage Ratio;

(~~b~~b)promptly upon receipt thereof by the Company or any Subsidiary, any notice of deficiency with respect to any of its Health Care Facilities from any Governmental Authority, licensing board or agency, or any notice of any inquiry, proceeding, investigation, or other action with respect to any of its Health Care Facilities, including, without limitation, any notice from any federal, state or local environmental agency or board of potential liability, that could materially affect the financial condition, properties or business of the Company and its Subsidiaries;

(~~c~~c)upon request, an appraisal, made at the Company’s expense (except as limited hereby) in form and substance satisfactory to the Agent, of any Health Care Facility of the Company (other than those leased to UHS or a UHS Subsidiary) that has a Facility Coverage Ratio of less than 1.6 to 1.0 for the most recent four fiscal quarters; provided that the Company shall not be required to pay for more than one appraisal of any single Health Care Facility during any period of twenty‑four (24) consecutive months; and

(~~d~~d)with reasonable promptness, such other information related to the operators of such Health Care Facilities as the Agent or any Lender may reasonably request in writing.

Section ~~5.5~~5.5Financial Covenants.

(a)Minimum Tangible Net Worth.  The Company will maintain as of the last day of each fiscal quarter, Tangible Net Worth of not less than $125,000,000.

(b)Maximum Total Leverage Ratio.  The Company will not permit the Total Leverage Ratio as of the last day of each fiscal quarter of the Company to exceed 60% (the “Maximum Leverage Level”); provided that the Maximum Leverage Level (i) shall be increased to 65% for the last day of the first two fiscal quarters of the Company immediately following the date of consummation of a Material Acquisition and (ii) the Maximum Leverage Level shall return to 60% after such two fiscal quarters.

(c)Minimum Fixed Charge Coverage Ratio.  The Company will not permit the Fixed Charge Coverage Ratio as of the last day of each fiscal quarter of the Company to be less than 1.5:1.0.

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(d)Maximum Secured Leverage Ratio.  The Company will not permit the Secured Leverage Ratio as of the last day of each fiscal quarter of the Company to exceed 30%.

(e)Maximum Unencumbered Leverage Ratio.  The Company will not permit the Unencumbered Leverage Ratio as of the last day of each fiscal quarter of the Company to exceed 60% (the “Maximum Unencumbered Leverage Level”); provided that the Maximum Unencumbered Leverage Level (i) shall be increased to 65% for the last day of the first two fiscal quarters of the Company immediately following the date of consummation of a Material Acquisition and (ii) the Maximum Unencumbered Leverage Level shall return to 60% after such two fiscal quarters.

Section ~~5.6~~5.6[Reserved].

Section ~~5.7~~5.7[Reserved].

Section ~~5.8~~5.8[Reserved].

Section ~~5.9~~5.9Indebtedness.

The Company will not, nor will it permit any Subsidiary or any Unconsolidated Affiliate to, incur or permit to exist or remain outstanding any Indebtedness to any Person provided, however, that the Company and its Subsidiaries and any Unconsolidated Affiliate may incur or permit to exist or remain outstanding:

(~~a~~a)Indebtedness of the Credit Parties arising under this Agreement or the other Loan Documents;

(~~b~~b)Indebtedness in respect of taxes, including withholding and payroll taxes, assessments, governmental charges or levies, and claims for labor, materials and supplies to the extent that payment therefor is not at the time required to be made in accordance with the provisions of Section 5.19;

(~~c~~c)Indebtedness incurred in connection with the acquisition after the date hereof of any real or personal property by the Company or any of its Subsidiaries provided that the aggregate principal amount of all such Indebtedness shall not exceed the lesser of (i) 100% of the aggregate cost, to the Company or such Subsidiary of the real or personal property so acquired and (ii) the fair market value of such acquired property, determined on or about the time of such acquisition on the basis of an MAI appraisal or such other valuation method as may from time to time be acceptable to the Required Lenders (it being understood that an MAI appraisal shall be a valuation method which is acceptable to the Required Lenders) and further provided that after giving effect to such Indebtedness the Company would (on a Pro Forma Basis, calculated as of the last day of the immediately preceding fiscal quarter) be in compliance with the financial covenants set forth in Section 5.5;

(~~d~~d)Indebtedness in respect of leases of real and personal property by the Company and its Subsidiaries provided that the aggregate amount due is not greater than $8,000,000 at any time outstanding;

(~~e~~e)Non‑Recourse Debt of the Company, Subsidiary Guarantors, Other Non-Guarantor Subsidiaries and Excluded Subsidiaries; provided that after giving effect to such Indebtedness (x) no Default or Event of Default would result as a consequence thereof and (y) the

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Company would (on a Pro Forma Basis, calculated as of the last day of the immediately preceding fiscal quarter) be in compliance with the financial covenants set forth in Section 5.5;

(~~f~~f)Indebtedness and obligations owing under Hedging Agreements entered into to manage existing or anticipated interest rate, exchange rate or commodity price risks and not for speculative purposes;

(~~g~~g)Indebtedness of the Company, its Subsidiaries and Unconsolidated Affiliates outstanding on the date of this Agreement and described on Schedule 5.9 of such Agreement (and renewals, refinancings or extensions thereof in a principal amount not in excess of that outstanding as of the date of such renewal, refinancing or extension);

(h)Indebtedness of Unconsolidated Affiliates (in addition to the amount set forth on Schedule 5.9) so long as the Company’s and its Subsidiaries’ pro rata share (based on their percentage ownership interest) of the principal amount of such Indebtedness does not exceed $30,000,000;

(i)Indebtedness of the Company or any Subsidiary incurred after the date hereof which is secured by a mortgage, pledge, security interest or other lien or encumbrance on any of the Company or such Subsidiary’s property, provided that after giving effect to such Indebtedness, (i) no Default or Event of Default would result as a consequence thereof and (ii) the Company would (on a Pro Forma Basis, calculated as of the last day of the immediately preceding fiscal quarter) be in compliance with the financial covenants set forth in Sections 5.5;

(j)Indebtedness in the form of Guarantees to the extent permitted under Section 5.12; and

(k)unsecured loans or advances constituting Investments permitted under Section 5.25(e) or (f).

Notwithstanding the foregoing, the only Indebtedness of Unconsolidated Affiliates that shall be permitted pursuant to subsections (g) and (h) above shall be Non-Recourse Debt.

Section ~~5.10~~5.10Security Interests and Liens; Negative Pledge.

The Company will not, nor will it permit any of its Subsidiaries to, create or permit to exist any mortgage, pledge, security interest or other lien or encumbrance on any of their respective properties except:

(~~a~~a)Liens under the Security Documents;

(~~b~~b)Liens arising from attachments or similar proceedings, pending litigation, judgments or taxes or assessments in any such event whose validity or amount is being contested in good faith by appropriate proceedings and for which adequate reserves have been established and are maintained in accordance with GAAP, or taxes and assessments which are not due and delinquent;

(~~c~~c)Liens of carriers, warehousemen, mechanics and materialmen and other like liens;

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(~~d~~d)pledges or deposits made in connection with workmen’s compensation, unemployment or other insurance, old age pensions, or other Social Security benefits, and good faith deposits in connection with tenders, contracts or leases to which it is a party or deposits to secure, or in lieu of, surety, penalty or appeal bonds, performance bonds and other similar obligations;

(~~e~~e)such minor defects, irregularities, encumbrances, easements, rights of way, and clouds on title as normally exist with respect to similar properties which do not materially impair the property affected thereby for the purpose for which it was acquired;

(~~f~~f)Liens existing on the date of this Agreement and described on Schedule 5.10(f) of such Agreement and purchase money security interests in or purchase money mortgages on, or mortgages given in connection with the contemporaneous refinancing of, real property acquired after the date hereof to secure purchase money indebtedness of the type incurred in connection with the acquisition or refinancing of such property, which security interests or mortgages cover only the real or personal property so acquired or refinanced and proceeds thereof and reasonable attachments and accessions thereto; and

(~~g~~g)Liens securing Indebtedness permitted by Section 5.9 (other than Section 5.9(k))(collectively, “Permitted Liens”); provided that such Liens shall not relate to any Unencumbered Assets.

Section ~~5.11~~5.11No Further Negative Pledge; No Restrictive Agreements.

(a)The Company will not, nor will it permit any of its Subsidiaries (other than Excluded Subsidiaries) to, enter into any commitment or agreement with any other party that limits or impairs the ability of the Company or any such Subsidiaries to grant security interests, liens or mortgages in favor of the Lenders (including, without limitation, with respect to any Unencumbered Assets), except that this Section 5.11 shall not be deemed to prohibit the granting of any Lien permitted by Section 5.10.

(b)The Company will not, nor will it permit any of its Subsidiaries to create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Credit Party or any Subsidiary thereof or any Unconsolidated Affiliate to pay dividends or make any other distributions to any Credit Party or any Subsidiary on its Equity Interests or with respect to any other interest or participation in, or measured by, its profits, except (i) in each case for such encumbrances or restrictions existing under or by reason of (A) this Agreement and the other Loan Documents and (B) Applicable Law and (ii) in the case of any Excluded Subsidiary, such encumbrances and restrictions on such Excluded Subsidiary as may be required by the lender providing Non-Recourse Debt to such Excluded Subsidiary.

Section ~~5.12~~5.12Guarantees.

The Company will not, nor will it permit any of its Subsidiaries to, guarantee or otherwise in any way become or be responsible for Indebtedness or obligations (including working capital maintenance, take‑or‑pay contracts, etc.) of any other Person, contingently or otherwise, except:

(~~a~~a)the endorsement of negotiable instruments of deposit in the normal course of business;

(~~b~~b)guarantees by the Company or a Subsidiary issued to secure Indebtedness of any Credit Party permitted by Sections 5.9; and

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(~~c~~c)guarantees (other than those described in (a) and (b) of this Section) made in the ordinary course of business which shall not at any time exceed $5,000,000 in the aggregate.

For the avoidance of doubt, neither the Company nor any Guarantor shall be permitted to guarantee any Non-Recourse Debt or any other Indebtedness of Excluded Subsidiaries, Other Non-Guarantor Subsidiaries or Unconsolidated Affiliates.

Section ~~5.13~~5.13Notice of Litigation And Judgments.

The Company will give notice to the Agent and each of the Lenders in writing, in form and detail satisfactory to the Lenders, within ten (10) Business Days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Company, any of its Subsidiaries or any Unconsolidated Affiliate, or to which the Company, any of its Subsidiaries or any Unconsolidated Affiliate is or becomes a party involving an uninsured or unindemnified claim of more than $5,000,000 against the Company, any of its Subsidiaries or any Unconsolidated Affiliate and stating the nature and status of such litigation or proceedings.  The Company will give notice, in writing, in form and detail satisfactory to the Lenders, within ten (10) Business Days of any judgment, final or otherwise, against the Company, any of its Subsidiaries or any Unconsolidated Affiliate in an amount in excess of $5,000,000.

Section ~~5.14~~5.14Notice of Defaults; Material Adverse Effect.

(~~a~~a)The Company will give notice to the Agent and each of the Lenders immediately upon becoming aware of the occurrence of any Default or Event of Default under this Agreement.  If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Agreement or any other note, evidence of Indebtedness, indenture or other obligation to which or with respect to which the Company, any of its Subsidiaries or any Unconsolidated Affiliate is a party or obligor, whether as principal or surety, and such claimed default has potential total liability in excess of $5,000,000 the Company shall forthwith give written notice thereof to each of the Lenders, describing the notice or action and the nature of the claimed default; and

(~~b~~b)The Company will give notice to the Agent and each of the Lenders immediately upon becoming aware, but in any event within five (5) Business Days, of the occurrence of any event that has resulted or could reasonably be expected to result in a Material Adverse Effect;

(c)The Company will give notice to the Agent and each of the Lenders immediately upon becoming aware of any Bankruptcy Event with respect to any Excluded Subsidiary, Other Non-Guarantor Subsidiary or Unconsolidated Affiliate; and

(c)The Company will give notice to the Agent and each of the Lenders immediately upon becoming aware of any final judgment against any Excluded Subsidiary, Other Non-Guarantor Subsidiary or Unconsolidated Affiliate that remains in force, undischarged, unsatisfied and unstayed, for more than sixty days and which in excess of $5,000,000.

Section ~~5.15~~5.15Notices With Regard to Health Care Operators.

The Company will give notice to the Agent and each of the Lenders, and will provide information to the Agent and each of the Lenders, of the types set forth in Sections 5.13 and 5.14 hereof as to each operator of Health Care Facilities owned by the Company, any Subsidiary or any Unconsolidated Affiliate or on which the Company, any Subsidiary or any Unconsolidated Affiliate holds a mortgage,

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provided, that such operator consents in writing to the release of such information.  The Company will, and will cause each Subsidiary and any such applicable Unconsolidated Affiliate to use commercially reasonable efforts to acquire the written consent of each operator for the release of such information.

Section ~~5.16~~5.16Books and Records.

The books and records relating to the financial affairs of the Company and its Subsidiaries shall at all times be maintained in accordance with GAAP consistently applied.

Section ~~5.17~~5.17Maintenance of Properties.

The Company shall maintain (or cause to be maintained) and shall cause each of its Subsidiaries to maintain (or cause to be maintained) each of its properties in good physical condition and shall make (or cause to be made) all necessary repairs, replacements and renewals thereon except where the failure to so maintain could not reasonably be expected to result in a Material Adverse Effect.

Section ~~5.18~~5.18Insurance.

The Company will, and will require each Subsidiary to, require that the lessees of its properties maintain at all times with financially sound and reputable insurers insurance with respect to their properties and business and against such casualties and contingencies and in such types and such amounts as shall be in accordance with sound business practices and reasonably satisfactory to the Agent.  Without limiting the foregoing, the Company will, and will require each Subsidiary to, use commercially reasonable efforts cause such lessees to (i) keep all of its physical property insured against fire and extended coverage risks in amounts and with deductibles equal to those generally maintained by businesses of similar size engaged in similar activities in similar geographic areas, (ii) maintain all such workers’ compensation or similar insurance as may be required by law, and (iii) maintain, in amounts and with deductibles equal to those generally maintained by businesses of similar size engaged in similar activities in similar geographic areas, general public liability insurance against claims for bodily injury, death or property damage occurring on, in or about the properties of the Company and its Subsidiaries and business interruption insurance.  In the event that any lessee shall fail to maintain such insurance, the Company will maintain such insurance.  The Company will notify the Agent and each Lender of any cancellation of any such insurance.  Evidence of all renewals or replacements of such insurance from time to time in force, satisfactory to the Agent shall be delivered to the Agent before the expiration date of the then current insurance.

Section ~~5.19~~5.19Taxes.

The Company will, and will require each Subsidiary to, pay all taxes or other assessments or governmental charges or levies imposed upon it or upon its income or profits or upon its property prior to the time when any penalties or interest (except interest during extensions of time for filing of federal income tax returns not in excess of six months) accrue with respect thereto, as well as all claims for labor, materials or supplies that if unpaid might by law become a lien or charge upon any of its property unless, in any such case, the amount, applicability or validity of such amounts is contested in good faith by appropriate proceedings and other appropriate action and an adequate reserve therefor has been established and is maintained in accordance with GAAP.  The Company will, and will cause each of its Subsidiaries to, also pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor, except where the failure to do so could not reasonably be expected to have an Material Adverse Effect.

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Section ~~5.20~~5.20Compliance With Laws, Contracts, and Licenses; Beneficial Ownership Regulation.

(a)The Company will, and will cause each of its Subsidiaries to (i) comply with all laws, including Anti-Corruption Laws, Anti-Money Laundering Laws, CERCLA and Environmental Laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, the Company’s or Subsidiary’s noncompliance with which could reasonably be expected to have a Material Adverse Effect, including, without limitation, the provisions of the Code and related regulations governing real estate investment trusts, as the same may be as amended and in effect from time to time and (ii) promptly obtain, maintain, apply for renewal, and not allow to lapse, any authorization, consent, approval, license or order, and accomplish any filing or registration with, any court or judicial, administrative or Governmental Authority which may be or may become necessary in order that it perform in all material respects all of its obligations under this Agreement or the other Loan Documents and in order that the same may be valid and binding and effective in accordance with their terms and in order that the Lenders may be able freely to exercise and enforce any and all of their rights under this Agreement or the other Loan Documents, (iii) comply with the provisions of its charter documents and by‑laws and (iv) comply with all agreements and instruments by which it or any of its properties may be bound.

(b)The Company will, and will cause each of its Subsidiaries to notify the Agent and each Lender that previously received a Beneficial Ownership Certification (or a certification that the Company qualifies for an express exclusion to the “legal entity customer” definition under the Beneficial Ownership Regulation) of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein (or, if applicable, the Company ceasing to fall within an express exclusion to the definition of “legal entity customer” under the Beneficial Ownership Regulation) and (b) promptly upon the reasonable request of the Agent or any Lender, provide the Agent or directly to such Lender, as the case may be, any information or documentation requested by it for purposes of complying with the Beneficial Ownership Regulation.

Section ~~5.21~~5.21Access.

The Company will, and will cause each of its Subsidiaries to, permit any Lender, by its representatives and agents, to inspect any of the properties, including, without limitation, corporate books, computer files and tapes and financial records of the Company and its Subsidiaries to examine and make copies of the books of accounts and other financial records of the Company and its Subsidiaries, and to discuss the affairs, finances and accounts of the Company and its Subsidiaries with, and to be advised as to the same by, its officers at such reasonable times and intervals as such Lender may designate.

Section ~~5.22~~5.22ERISA Compliance.

Neither the Company nor any of its Subsidiaries will permit any employee pension benefit plan (as that term is defined in Section 3 of ERISA) maintained by the Company to (x) engage in any “prohibited transaction” as such term is defined in Section 4975 of the Code that is likely to result in a material liability for the Company; or (y) incur any “unpaid minimum required distribution” or “accumulated funding deficiency”, as defined or otherwise set forth in Section 4971 of the Code or Part 3 of Subtitle B of Title I of ERISA, whether or not waived; or (z) terminate any such benefit plan in a manner which could result in the imposition of a lien or encumbrance on the assets of the Company pursuant to Section 303 or 4068 of ERISA.

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Section ~~5.23~~5.23Reserves.

The Company will, and will cause each of its Subsidiaries to, maintain reserves, appropriate for the Company and its Subsidiaries, for depreciation, taxes and other expenses or liabilities in accordance with GAAP.

Section ~~5.24~~5.24Distributions.

Neither the Company nor any of its Subsidiaries will make any Distributions other than (a) Distributions required by the Code and related regulations governing real estate investment trusts, (b) Distributions by a Subsidiary to the Company and (c) Distributions by the Company to its shareholders in excess of the amounts permitted by clause (a) above provided that no Default or Event of Default then exists or would result from such payment; provided, however, in no event may the Company make any Distributions with respect to any fiscal year that exceed ninety-five percent (95%) of the Company’s Normalized Adjusted FFO of the Company for such fiscal year unless and to the extent that such Distributions are required to be made by the Code and related regulations governing real estate investment trusts.

Section ~~5.25~~5.25Investments.

Neither the Company nor any of its Subsidiaries will make or maintain any Investment, except for Investments which consist of:

(~~a~~a)obligations having an original maturity of not greater than three years issued or guaranteed as to principal and interest by the United States of America;

(~~b~~b)certificates of deposit issued by any of the Lenders or any other bank organized under the laws of the United States of America or any state thereof and having capital and unimpaired surplus of at least $50,000,000 or of foreign subsidiaries of such banks;

(~~c~~c)commercial paper or finance company paper which is rated not less than BBB or its equivalent by S&P or Moody’s;

(~~d~~d)repurchase agreements secured by any one or more of the Investments permitted by paragraphs (a), (b) or (c) above (the items set forth in clauses (a) – (d) collectively referred to herein as “Cash Equivalents”)

(~~e~~e)direct or indirect Investments in (United States) Health Care Facilities located in the United States or any Specified Jurisdiction which Investments either (i) existed on the Closing Date and set forth on Schedule 5.25(e), or (ii)  are made after the Closing Date, provided (x) that no Default or Event of Default exists or would result as a consequence thereof and (y) after giving effect to such investment, the Company would (on a Pro Forma Basis, calculated as of the last day of the immediately preceding fiscal quarter) be in compliance with the financial covenants set forth in Section 5.5;

(f)Investments in any Unconsolidated Affiliate or other Person (other than a Subsidiary of the Company) in an aggregate amount not to exceed at any time 10% of Total Asset Value (measured as the most recently ended fiscal period for which a compliance certificate has been delivered pursuant to Section 5.3(d)); provided that, after giving effect to such investment, (x) no Default or Event of Default exists or would result as a consequence thereof and (y) the

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Company would (on a Pro Forma Basis, calculated as of the last day of the immediately preceding fiscal quarter) be in compliance with the financial covenants set forth in Section 5.5;

(g)Mortgage Loans permitted by Section 5.26; and

(h)Construction Loans permitted by Section 5.27.

Section ~~5.26~~5.26Mortgage Loans.

The Company will not permit at any time the aggregate outstanding principal amount of the Mortgage Loans held by the Company and its Subsidiaries to exceed $30,000,000.  In no event may the Company or any of its Subsidiaries provide any Mortgage Loan to any Person except on a full recourse basis to an owner or operator of a domestic (United States) Health Care Facility and except upon using the Company’s commercially reasonable efforts to obtain the agreement and consent of such Person to provide its quarterly and annual balance sheets and income statements to the Company or to its Subsidiary for delivery to the Agent and each Lender.

Section ~~5.27~~5.27Construction Loans.

(~~a~~a)In the event that any portion of the Loans is to be used by the Company or any Subsidiary to finance the construction of Health Care Facilities, the Company will monitor such construction to insure that all approvals, consents, waivers, orders, agreements, acknowledgments, authorizations, permits and licenses required under any law, ordinance, code, order, rule or regulation of any Governmental Authority, or under the terms of any restriction, covenant or easement affecting the construction project, or otherwise necessary, for the ownership and acquisition of the subject properties and the improvements thereon, the construction and equipping of the improvements being constructed on the subject properties, and the use, occupancy and operation of the construction project as a Health Care Facility following completion of construction of the improvements on the subject property, have been obtained, whether from a Governmental Authority or other Person.  Further, the Company will give notice to the Agent and each of the Lenders immediately after becoming aware that any construction project will likely not be completed in a timely manner or on budget.  The Company shall from time to time deliver such further information and take such further action as may be reasonably requested by the Agent or any Lender to effect the purposes of this Section 5.27.

(~~b~~b)The Company will not permit at any time the aggregate outstanding principal amount of all Construction Loans made by the Company and its Subsidiaries to exceed 15% of Total Asset Value (measured as of the most recently ended fiscal period for which a compliance certificate has been delivered pursuant to Section 5.3(d)).  In no event may the Company or any Subsidiary provide any Construction Loans to any Person except on a full recourse basis to an owner or operator of a domestic (United States) Health Care Facility and except upon using the Company’s commercially reasonable efforts to obtain the agreement and consent of such Person to provide its quarterly and annual balance sheets and income statements to the Company for delivery to the Agent and each Lender.

Section ~~5.28~~5.28Environmental Audits.

The Company will not, nor will it permit any Subsidiary to, make any Investment, Mortgage Loan or Construction Loan otherwise permitted by Section 5.25(e), 5.26 or 5.27, respectively, unless the Company shall have first received a Phase I environmental audit report with respect to the property involved, which audit shall have been conducted not earlier than twenty‑four (24) months prior to the date

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of the transaction, a copy of such audit shall have been furnished to the Lenders, and such audit shall not have reported or uncovered any environmental matters which could have a material adverse effect on such property or on the financial condition, properties or business of the Company.

Section ~~5.29~~5.29Merger, Consolidation and Disposition of Assets.

(~~a~~a)Neither the Company, nor any of its Subsidiaries, will at any time merge or consolidate with or into any Person except that (i) any Guarantor may merge with and into another Guarantor, (ii) any Guarantor may merge with and into the Company so long as the Company is the surviving corporation.

(b)Neither the Company, nor any of its Subsidiaries, will sell or otherwise dispose of any assets (including any Health Care Facility of the Company leased to UHS or to a UHS Subsidiary), except for:

(i)sales or other dispositions to a Credit Party,

(ii)sales or other dispositions made in connection with an exchange or swap of assets of like property for use in a business permitted by Section 5.2 provided that (x) (A) such property is exchanged for credit against the purchase price of similar replacement property or (B) the proceeds of such sale or other disposition are applied to the purchase price of such replacement property and (y) such exchanges or purchases occur within 180 days of any such sale or disposition;

(iii)sales or other dispositions of any Health Care Facility of the Company leased to UHS or to a UHS Subsidiary (but excluding any multi-tenant office building of which UHS or a UHS Subsidiary is a tenant), so long as (x) no Default or Event of Default exists or would result as a consequence thereof and (y) after giving effect to such transaction, the Company would (on a Pro Forma Basis, calculated as of the last day of the immediately preceding fiscal quarter) be in compliance with the financial covenants set forth in Section 5.5, which in the case of such disposition of a Health Care Facility with a fair market value in excess of $10,000,000 shall be evidenced by a compliance certificate delivered to the Agent at least five days prior to such disposition; and

(iv)other sales or dispositions of assets of the Company or its Subsidiaries (including, without limitation, any multi-tenant office building of which UHS or a UHS Subsidiary is a tenant but excluding any other Health Care Facility of the Company leased to UHS or to a UHS Subsidiary) so long as (x) no Default or Event of Default exists or would result as a consequence thereof and (y) after giving effect to such transaction, the Company would (on a Pro Forma Basis, calculated as of the last day of the immediately preceding fiscal quarter) be in compliance with the financial covenants set forth in Section 5.5.

Section ~~5.30~~5.30Sale and Leaseback.

Neither the Company, nor any of its Subsidiaries, will enter into any arrangement, directly or indirectly, whereby the Company or a Subsidiary shall sell or transfer any property owned by it and then or thereafter lease such property or lease other property that the Company or such Subsidiary intends to use for substantially the same purpose as the property being sold or transferred.

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Section ~~5.31~~5.31Use of Proceeds.

The Company will use the proceeds of the Loans (a) to refinance certain existing indebtedness of the Company, (b) to pay any fees and expenses, (c) to provide for the working capital and general corporate requirements of the Company and its Subsidiaries (including to make Investments permitted by Section 5.25(e) and for acquisitions permitted under this Agreement), (d) to provide mortgage and construction financing permitted by Sections 5.26 and 5.27, (e) to make Distributions permitted by Section 5.24, and (f) for other general corporate purposes. The Company will not use the proceeds of any Loan, either directly or indirectly, (w) for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended from time to time (x) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (y) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (z) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

Section ~~5.32~~5.32Fiscal Year; Organizational Documents; Material Contracts.

Neither the Company, nor any of its Subsidiaries, will, upon less than thirty (30) days prior written notice, change its fiscal year or accounting policies except to comply with changes in GAAP.  Neither the Company, nor any of its Subsidiaries, will amend, modify or change its declaration of trust (or corporate charter or other similar document) in any matter materially adverse to the Lenders, without the prior written consent of the Required Lenders.  Neither the Company, nor any of its Subsidiaries, will, without the prior written consent of the Agent, amend, modify, cancel or terminate or fail to renew or extend any of the Material Contracts, except in the event that such amendments, modifications, cancellations, terminations or failure to renew could not reasonably be expected to have a Material Adverse Effect.

Section ~~5.33~~5.33Guarantors.

(a)The Company shall promptly upon the formation or acquisition of any additional wholly-owned Subsidiary or upon any Excluded Subsidiary no longer qualifying as an Excluded Subsidiary, and in any event within 30 days of such formation, acquisition or change from status of an Excluded Subsidiary, cause such Subsidiary to (i) execute joinder to the Subsidiary Guaranty and the Pledge Agreement in substantially in the form of the Guarantor Accession (as defined in the Subsidiary Guaranty) and (ii) deliver such organizational documents, secretary’s certificates and legal opinions in connection therewith as the Agent may reasonably request.  Notwithstanding the foregoing, any Subsidiary that is a Foreign Subsidiary will not be required to be a Guarantor to the extent the provision of such Subsidiary Guaranty by such Subsidiary may cause any adverse tax consequences to the Company.

(b)Upon ten (10) day’s prior written notice to the Agent, the Company may designate a Subsidiary Guarantor as an Excluded Subsidiary so long as (i) such Subsidiary Guarantor meets (or will meet as a result of such designation) the requirements pursuant to the definition of Excluded Subsidiary, (ii) no Default or Event of Default exists or would result as a consequence thereof, and (iii) the Company would (on a Pro Forma Basis after giving effect to such designation, calculated as of the last day of the immediately preceding fiscal quarter) be in compliance with the Unencumbered Leverage Ratio set forth in Section 5.5(e).

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Section ~~5.34~~5.34Pledged Assets.

The Company will, and will cause each Guarantor to, cause 100% of the Equity Interests in each of their direct Domestic Subsidiaries and 65% (to the extent the pledge of a greater percentage would be unlawful or may cause any adverse tax consequences to the Company) of the voting Equity Interests and 100% of the non-voting Equity Interests of its first-tier Foreign Subsidiaries (other than any Excluded Subsidiary), to be subject at all times to a first priority, perfected Lien in favor of the Agent for the benefit of the Secured Parties pursuant to the terms and conditions of the Security Documents or such other security documents as the Agent shall reasonably request.

Section ~~5.35~~5.35Further Assurances.

The Company will, and will cause each Guarantor to, at any time or from time to time execute and deliver such further instruments and take such further action as may reasonably be requested by the Agent or any Lender, in each case further and more perfectly to effect the purposes of this Agreement and the other Loan Documents.

Section ~~5.36~~5.36Transactions with Affiliates.

The Company will not, and will not permit any Subsidiary to, enter into any transaction of any kind with any Affiliate (including any Unconsolidated Affiliate) of the Company or its Subsidiaries, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to the Company or such Subsidiary as would be obtainable by the Company or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate; provided that the foregoing restriction shall not apply to any transaction between and among the Company and the Guarantors and between and among any Guarantors.

ARTICLE ~~VI~~VI

[RESERVED]

ARTICLE ~~VII~~VII

EVENTS OF DEFAULT; ACCELERATION

Section ~~7.1~~7.1Events of Default.

If any of the following events (an “Event of Default”) has occurred and is continuing:

(~~a~~a)if the Company shall fail to (i) pay any principal on the Loans or any Note owing hereunder or fail to reimburse the applicable Issuing Lender for any LOC Obligations in each case when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment in accordance with the terms hereof or thereof or (ii) the Company shall fail to pay any interest on the Loans or any other amount payable hereunder or under the LOC Documents when the same shall become due and payable and such failure shall continue for three (3) Business Days (or any Guarantor shall fail to pay on the Subsidiary Guaranty in respect of any of the foregoing within the applicable period of time);

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(~~b~~b)if the Company or any Subsidiary (or any Unconsolidated Affiliate, as applicable) shall fail to comply with any of its covenants contained in Sections 5.1, 5.2, 5.5‑5.12, or 5.24‑5.32;

(~~c~~c)if the Company or any Subsidiary shall fail to perform any term, covenant or agreement contained herein or in any other Loan Document (other than those specified in subsections (a) and (b) above) and the continuance of such failure shall exist for 30 days after written notice of such failure has been given to the Company by the Agent;

(~~d~~d)if any representation or warranty of the Company in this Agreement or of the Company or any Guarantor in any other Loan Document shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

(~~e~~e)if the Company or any other Credit Party shall (i) fail to make any payment due on any Indebtedness (having a total amount outstanding in excess of $5,000,000), or (ii) fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing any Indebtedness (having a total amount outstanding in excess of $5,000,000) and the effect of such failure could or would have permitted (assuming the giving of appropriate notice if required) the holder or holders thereof or a trustee for such holder or holders or of any obligations issued thereunder to accelerate the maturity thereof;

(~~f~~f)if the Company or any other Credit Party shall be involved in financial difficulties as evidenced (i) by its admission in writing of its inability to pay its debts generally as they become due; (ii) by its commencement of a voluntary case under Title 11 of the United States Code as from time to time in effect, or by its authorizing, by appropriate proceedings of its board of directors or other governing body, the commencement of such a voluntary case; (iii) by its filing an answer or other pleading admitting or failing to deny the material allegations of a petition filed against it commencing an involuntary case under Title 11, or seeking, consenting to or acquiescing in the relief therein provided, or by its failing to controvert or challenge in a timely manner the material allegation of any such petition; (iv) by the entry of an order for relief against it in any involuntary case commenced under Title 11 which remains undischarged or unstayed for more than sixty (60) days; (v) by its seeking relief as a debtor under any applicable law, other than Title 11, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or by its consenting to or acquiescing in such relief; (vi) by entry of an order by a court of competent jurisdiction (A) finding it to be bankrupt or insolvent or (B) ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors which remains undischarged or unstayed for more than sixty (60) days; (vii) by the entry of an order by a court of competent jurisdiction assuming custody of, or appointing a receiver or other custodian for, all or a substantial part of its property which remains undischarged or unstayed for more than sixty (60) days; or (viii) by its making an assignment for the benefit of, or entering into a composition with, its creditors, or appointing or consenting to the appointment of a receiver or other custodian for all or a substantial part of its property (the occurrence of any of the foregoing shall constitute a “Bankruptcy Event”);

(~~g~~g)if there shall remain in force, undischarged, unsatisfied and unstayed, for more than sixty days, whether or not consecutive, any final judgment against the Company or any other Credit Party which, with other outstanding final judgments which are also undischarged, unsatisfied and unstayed for more than sixty days, against such Person(s) exceeds $5,000,000 in aggregate amount with respect to the Company and the other Credit Parties;

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(~~h~~h)if UHS of Delaware, Inc., which is a subsidiary of UHS, shall cease to be the real estate investment trust advisor to the Company and a new advisor satisfactory to each of the Lenders has not been appointed, or a group of managers satisfactory to each of the Lenders has not been hired, within ninety (90) days of such cessation;

(~~i~~i)(i) if any Person or group of Persons (within the meaning of Section 13 or 14 of the Exchange Act) shall have acquired beneficial ownership (within the meaning of Rule 13d‑3 promulgated by the Securities and Exchange Commission under said Act) of thirty percent (30%) or more of the outstanding shares of common stock of the Company; or, (ii) during any period of twelve consecutive calendar months, individuals who were directors of the Company on the first day of such period shall cease to constitute a majority of the board of directors of the Company;

(~~j~~j)if any guarantee by UHS of any lease by the Company or any other Credit Party to a UHS Subsidiary is disavowed, terminated, or ceases to be in full force and effect, or is waived or amended without the prior written consent of the Required Lenders (other than the termination of a guarantee of such a lease in connection with the sale of a Health Care Facility permitted by Section 5.29) or if UHS shall fail to pay when due (after giving effect to any applicable grace period) amounts owing under any guarantee of obligations of a UHS Subsidiary owed to the Company under any lease;

(~~k~~k)any lease by the Company or any other Credit Party to a UHS Subsidiary is terminated (other than as scheduled by its terms) prior to its stated term, or is amended or compliance by the lessee is waived, without the prior written consent of the Required Lenders (other than the termination of a lease of a Health Care Facility in connection with a sale of such Health Care Facility permitted by Section 5.29);

(~~l~~l)if the Company or any other Credit Party shall fail to make any payment due under any Hedging Agreement or if the Company or any other Credit Party shall fail to observe or perform any material term, covenant or agreement contained in any Hedging Agreement and the effect of such failure could or would have permitted (assuming the giving of appropriate notice if required) the counterparty thereof to terminate such Hedging Agreement and demand payment from the Company or such other Credit Party in excess of $5,000,000; or

(~~m~~m)if the Subsidiary Guaranty or any material provision thereof shall cease to be in full force and effect or any Guarantor or any Person acting by or on behalf of any Guarantor shall deny or disaffirm any Guarantor’s obligations under the Subsidiary Guaranty;

(~~n~~n)if any material provision of any Loan Document shall fail to be in full force and effect or to give the Agent and/or the Lenders the security interests, liens, rights, powers, priority and privileges purported to be created thereby (except as such documents may be terminated or no longer in force and effect in accordance with the terms thereof, other than those indemnities and provisions which by their terms shall survive) or any Lien shall fail to be a first priority, perfected Lien on a material portion of the Collateral; or

(~~o~~o)if the Company or any of its Subsidiaries maintains or contributes to any Pension Plan.

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Section ~~7.2~~7.2Acceleration; Remedies.

Upon the occurrence and during the continuance of an Event of Default, then, and in any such event, (~~a~~a) if such event is a Bankruptcy Event, automatically the Commitments shall immediately terminate and the Loans (with accrued interest thereon), and all other amounts under the Loan Documents (including, without limitation, the maximum amount of all contingent liabilities under Letters of Credit) shall immediately become due and payable, and (~~b~~b) if such event is any other Event of Default, any or all of the following actions may be taken:  (~~i~~i) with the written consent of the Required Lenders, the Agent may, or upon the written request of the Required Lenders, the Agent shall, declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; (~~ii~~ii) the Agent may, or upon the written request of the Required Lenders, the Agent shall, declare the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes to be due and payable forthwith and direct the Company to pay to the Agent Cash Collateral as security for the LOC Obligations for subsequent drawings under then outstanding Letters of Credit an amount equal to the maximum amount of which may be drawn under Letters of Credit then outstanding, whereupon the same shall immediately become due and payable; and/or (~~iii~~iii) with the written consent of the Required Lenders, the Agent may, or upon the written request of the Required Lenders, the Agent shall, exercise such other rights and remedies as provided under the Loan Documents and under applicable law.

ARTICLE ~~VIII~~VIII

THE ADMINISTRATIVE AGENT

Section ~~8.1~~8.1Appointment and Authority.

Each of the Lenders and the Issuing Lenders hereby irrevocably appoints Wells Fargo to act on its behalf as the Agent hereunder and under the other Loan Documents and authorizes the Agent to take such actions on its behalf and to exercise such powers as are delegated to the Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.  The provisions of this Article are solely for the benefit of the Agent, the Lenders and the Issuing Lenders, and neither the Company nor any other Credit Party shall have rights as a third party beneficiary of any of such provisions.

Section ~~8.2~~8.2Nature of Duties.

Anything herein to the contrary notwithstanding, none of the bookrunners, arrangers or other agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Agent, a Lender, a Swingline Lender or an Issuing Lender hereunder.  Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender.  Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

The Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub‑agents appointed by the Agent.  The Agent and any such sub‑agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties.  The exculpatory provisions of this Article shall apply to any such sub‑agent and to the Related Parties of the Agent and any such sub‑agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent.

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Section ~~8.3~~8.3Exculpatory Provisions.

The Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents.  Without limiting the generality of the foregoing, the Agent:

(~~a~~a)shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(~~b~~b)shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Agent to liability or that is contrary to any Loan Document or applicable law; and

(~~c~~c)shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Credit Party or any of its Affiliates that is communicated to or obtained by the Person serving as the Agent or any of its Affiliates in any capacity.

The Agent shall not be liable for any action taken or not taken by it (~~i~~i) with the consent or at the request of the Required Lenders or of the Required Facility Lenders, as applicable, (or such other number or percentage of the Lenders as shall be necessary, or as the Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 9.1 and 7.2) or (~~ii~~ii) in the absence of its own gross negligence or willful misconduct.

The Agent shall not be responsible for or have any duty to ascertain or inquire into (~~i~~i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (~~ii~~ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (~~iii~~iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (~~iv~~iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (~~v~~v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Agent.

Section ~~8.4~~8.4Reliance by Agent.

The Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person.  The Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon.  In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Lender, the Agent may presume that such condition is satisfactory to such Lender or Issuing Lender unless the Agent shall have received notice to the contrary from such Lender or Issuing Lender prior to the making of such Loan or the issuance of such Letter of Credit.  The Agent may consult with legal counsel (who may be counsel for the Company),

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independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

Section ~~8.5~~8.5Notice of Default.

The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received written notice from a Lender or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”.  In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Lenders.  The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided, however, that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders except to the extent that this Agreement expressly requires that such action be taken, or not taken, only with the consent or upon the authorization of the Required Lenders, or all of the Lenders, as the case may be.

Section ~~8.6~~8.6Non-Reliance on Agent and Other Lenders.

Each Lender and Issuing Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representation or warranty to it and that no act by the Agent hereinafter taken, including any review of the affairs of any Credit Party, shall be deemed to constitute any representation or warranty by the Agent to any Lender.  Each Lender and Issuing Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.  Each Lender and each Issuing Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

Section ~~8.7~~8.7Indemnification.

The Lenders agree to indemnify the Agent, the Issuing Lenders and the Swingline Lenders in their capacity hereunder and their Affiliates and their respective officers, directors, agents and employees (to the extent not reimbursed by the Credit Parties and without limiting the obligation of the Credit Parties to do so), ratably according to their respective Revolving Commitment Percentages in effect on the date on which indemnification is sought under this Section, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Credit Party Obligations) be imposed on, incurred by or asserted against any such indemnitee in any way relating to or arising out of any Loan Document or any documents contemplated by or referred to herein or therein or the Transactions or any action taken or omitted by any such indemnitee under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from such indemnitee’s gross negligence or willful misconduct, as determined by a court of competent jurisdiction.  The agreements in this Section shall survive the termination of this Agreement and payment of the Notes, any Reimbursement Obligation and all other amounts payable hereunder.

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Section ~~8.8~~8.8Agent in Its Individual Capacity.

The Person serving as the Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Agent hereunder in its individual capacity.  Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Credit Parties or any Subsidiary or other Affiliate thereof as if such Person were not the Agent hereunder and without any duty to account therefor to the Lenders.

Section ~~8.9~~8.9Successor Agent.

The Agent may at any time give notice of its resignation to the Lenders, the Issuing Lender and the Company.  Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the approval of the Company, to appoint a successor, or an Affiliate of any such bank.  If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent gives notice of its resignation, then the retiring Agent may on behalf of the Lenders and the Issuing Lenders, appoint a successor Agent meeting the qualifications set forth above provided that if the Agent shall notify the Company and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (~~a~~a) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (~~b~~b) all payments, communications and determinations provided to be made by, to or through the Agent shall instead be made by or to each Lender and Issuing Lender directly, until such time as the Required Lenders appoint a successor Agent as provided for above in this paragraph.  Upon the acceptance of a successor’s appointment as Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Agent, and the retiring Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this paragraph).  The fees payable by the Company to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Company and such successor.  After the retiring Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 9.5 shall continue in effect for the benefit of such retiring Agent, its sub‑agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Agent was acting as Agent.

Any resignation by Wells Fargo, as Agent pursuant to this Section shall also constitute its resignation as an Issuing Lender and a Swingline Lender.  Upon the acceptance of a successor’s appointment as Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Lender and Swingline Lender, (b) the retiring Issuing Lender and Swingline Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor Issuing Lender shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring Issuing Lender to effectively assume the obligations of the retiring Issuing Lender with respect to such Letters of Credit.

Section ~~8.10~~8.10Collateral and Guaranty Matters.

(~~a~~a)The Lenders and the Bank Product Providers irrevocably authorize and direct the Agent:

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(~~i~~i) to release any Lien on any Collateral granted to or held by the Agent under any Loan Document (~~A~~A) upon termination of the Commitments and payment in full of all Credit Party Obligations (other than contingent indemnification obligations for which no claim has been made or cannot be reasonably identified by an Indemnitee based on the then-known facts and circumstances) and the expiration or termination of all Letters of Credit, (~~B~~B) that is transferred or to be transferred as part of or in connection with any sale or other disposition permitted under Section 6.29, or (~~C~~C) subject to Section 9.1, if approved, authorized or ratified in writing by the Required Lenders;

(~~ii~~ii) to release any Guarantor from its obligations under the applicable Subsidiary Guaranty if such Person ceases to be a Guarantor as a result of a transaction permitted hereunder.

(~~b~~b)In connection with a termination or release pursuant to this Section, the Agent shall promptly execute and deliver to the Company, at the Company’s expense, all documents that the Company shall reasonably request to evidence such termination or release.  Upon request by the Agent at any time, the Required Lenders will confirm in writing the Agent’s authority to release or subordinate its interest in particular types or items of Collateral, or to release any Guarantor from its obligations under the Subsidiary Guaranty pursuant to this Section.

Section ~~8.11~~8.11Bank Products.

No Bank Product Provider that obtains the benefits of Sections 2.11 and 7.2, any guaranty by virtue of the provisions hereof or of the Subsidiary Guaranty shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents.  The Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Bank Products unless the Agent has received written notice (including, without limitation, a Bank Product Provider Notice) of such Obligations, together with such supporting documentation as the Agent may request, from the applicable Bank Product Provider.

ARTICLE ~~IX~~IX

MISCELLANEOUS

Section ~~9.1~~9.1Amendments, Waivers and Consents.

Neither this Agreement nor any of the other Loan Documents, nor any terms hereof or thereof may be amended, modified, extended, restated, replaced, or supplemented (by amendment, waiver, consent or otherwise) nor may Collateral be released except as specifically provided herein or in the Security Documents or in accordance with the provisions of this Section.  The Required Lenders (or in the case of any amendment which directly affects only one Class, the Required Facility Lenders, and not the Required Lenders) may or, with the written consent of the Required Lenders (or the Required Facility Lenders, as applicable), the Agent may, from time to time, (~~a~~a) enter into with the Company written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Company hereunder or thereunder or (~~b~~b) waive or consent to the departure from, on such terms and conditions as the Required Lenders (or in the case of any amendment which directly affects only one Class, the Required Facility Lenders, and not the Required Lenders) may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any

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Default or Event of Default and its consequences; provided, however, that no such amendment, supplement, modification, release, waiver or consent shall:

(~~i~~i) reduce the amount or extend the scheduled date of maturity of any Loan or Note or any installment thereon, or reduce the stated rate of any interest or fee payable hereunder (except in connection with a waiver of interest at the Default Rate which shall be determined by a vote of the Required Lenders) or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender’s Commitment, in each case without the written consent of each Lender directly affected thereby; or

(~~ii~~ii) amend, modify or waive any provision of this Section or reduce the percentage specified in the definition of Required Lenders, Required Revolving A Lenders, Required Revolving B Lenders or Required Facility Lenders without the written consent of all the Lenders; or

(~~iii~~iii) release the Company or all or substantially all of the value of the Subsidiary Guaranty, without the written consent of all of the Lenders; provided that the Agent may release any Guarantor permitted to be released pursuant to the terms of this Agreement; or

(~~iv~~iv) release all or substantially all of the value of the Collateral without the written consent of all of the Lenders; provided that the Agent may release any Collateral permitted to be released pursuant to the terms of this Agreement or the Security Documents; or

(~~v~~v) subordinate the Loans to any other Indebtedness without the written consent of all of the Lenders; or

(~~vi~~vi) permit the Company to assign or transfer any of its rights or obligations under this Agreement or other Loan Documents without the written consent of all of the Lenders; or

(~~vii~~vii) amend, modify or waive any provision of the Loan Documents requiring consent, approval or request of the Required Lenders, the Required Revolving A Lenders, the Required Revolving B Lenders or all Lenders, as applicable, without the written consent of the Required Lenders, the Required Revolving A Lenders, the Required Revolving B Lenders or all the Lenders as appropriate; or

~~(viii~~

(viii) amend, modify or waive any provision of Section 4.2 of this Agreement if the effect of such amendment, modification or waiver is to require the Revolving A Lenders and/or Revolving B Lenders to make Revolving A Loans and/or Revolving B Loans, as applicable when such Revolving A Lenders or Revolving B Lenders would not otherwise be required to do so without the written consent of the Required Revolving A Lenders and/or the Required Revolving B Lenders, as applicable; or

(ix) amend, modify or waive the pro rata sharing of payments by and among the Lenders without the written consent of each Lender directly affected thereby;

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(ix) impose any greater restriction on the ability of any Lender under any Class to assign any of its rights or obligations hereunder without the written consent of the Required Facility Lenders under such Class; or

(~~ix~~xi) amend, modify or waive any provision of Article VIII without the written consent of the then Agent~~.~~;

provided, further, that no amendment, waiver or consent affecting the rights or duties of the Agent, the Issuing Lenders or the Swingline Lenders under any Loan Document shall in any event be effective, unless in writing and signed by the Agent, the applicable Issuing Lender and/or the Applicable Swingline Lender, as applicable, in addition to the Lenders required hereinabove to take such action.

Any such waiver, any such amendment, supplement or modification and any such release shall apply equally to each of the Lenders and shall be binding upon the Company, the Lenders, the Agent and all future holders of the Notes.  In the case of any waiver, the Company, the Lenders and the Agent shall be restored to their former position and rights hereunder and under the outstanding Loans and Notes and other Loan Documents, and any Default or Event of Default permanently waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

Notwithstanding any of the foregoing to the contrary, the consent of the Company shall not be required for any amendment, modification or waiver of the provisions of Article VIII (other than the provisions of Section 8.9).

Notwithstanding any of the foregoing to the contrary, the Company and the Agent, without the consent of any Lender, may enter into any amendment, modification or waiver of any Loan Document, or enter into any new agreement or instrument, to correct any obvious error or omission of a technical nature, in each case that is immaterial (as determined by the Agent), in any provision of any Loan Document, if the same is not objected to in writing by the Required Lenders within five (5) Business Days following receipt of notice thereof.

Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (~~a~~a) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provisions set forth herein, (~~b~~b) the Required Revolving A Lenders may consent to allow a Credit Party to use Cash Collateral in the context of a bankruptcy or insolvency proceeding, (~~c~~c) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except (~~i~~i) that the Commitment of such Lender may not be increased or extended without the consent of such Lender and (~~ii~~ii) to the extent such amendment, waiver or consent impacts such Defaulting Lender more than the other Lenders (other a as a result of being a Defaulting Lender) and (d) the Agent and the Company may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Loan Documents or to enter into additional Loan Documents as the Agent reasonably deems appropriate in order to implement any Benchmark Replacement ~~Rate~~ or any Benchmark Replacement Conforming Changes otherwise effectuate the terms of Section 2.13(b) in accordance with the terms of Section 2.13(b).

For the avoidance of doubt and notwithstanding any provision to the contrary contained in this Section 9.1, this Agreement may be amended (or amended and restated) with the written consent of the Credit Parties and the Agent in accordance with Section 2.2.

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Section ~~9.2~~9.2Notices.

(~~a~~a)Notices Generally.  Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows:

(~~i~~i) If to the Company or any other Credit Party:

Cheryl K. Ramagano

Vice President & Treasurer

Universal Health Realty Income Trust

367 South Gulph Road

King of Prussia, PA  19406

Telecopier:  (610)382-4407

Telephone: (610)768-3402

Email:cheryl.ramagano@uhsinc.com

(~~ii~~ii) If to the Agent:

Wells Fargo Bank, National Association, as Agent

1525 West W.T. Harris Blvd. 1B1

Mail Code D1109-019

Charlotte, North Carolina 28262

Attention: Syndication Agency Services

Telephone:  (704) 590-9003

Fax:     (844) 879-5899

Email:        ~~Nicole.Prebeck@wellsfargo.com~~Nicole.Prebeck@wellsfargo.com with a copy to:

Wells Fargo Bank, National Association

301 South College Street, 14th Floor

MAC D1053-150

Charlotte, North Carolina 28202

Attention:  Andrea Chen

Telephone:  (704) 383-3747

Fax:  (704) 715 -1438

Email:~~andrea.chen@wellsfargo.com~~andrea.chen@wellsfargo.com with a copy to (which shall not constitute notice):

King & Spalding, LLP

300 South Tryon Street

Charlotte, North Carolina 28202

Attention: Aleksandra Kopec

Telephone: (704) 503-2587

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Email:~~akopec@kslaw.com~~akopec@kslaw.com

(~~iii~~iii) if to a Lender, to it at its address (or telecopier number) set forth in its Administrative Questionnaire.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when confirmed receipt (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient).  Notices delivered through electronic communications to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b).

(~~b~~b)Electronic Communications.  Notices and other communications to the Lenders, the Swingline Lenders and the Issuing Lenders hereunder may be delivered or furnished by electronic communication (including e‑mail and Internet or intranet websites) pursuant to procedures approved by the Agent, provided that the foregoing shall not apply to notices to any Lender, any Swingline Lender or any Issuing Lender pursuant to Article II if such Lender, such Swingline Lender or such Issuing Lender, as applicable, has notified the Agent that it is incapable of receiving notices under such Article by electronic communication.  The Agent or the Company may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Agent otherwise prescribes, (~~i~~i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (~~ii~~ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(~~c~~c)Change of Address, Etc.  Any party hereto may change its address or telecopier number for notices and other communications hereunder by notice to the other parties hereto.

(~~d~~d)Platform.

(~~i~~i)The Company agrees that the Agent may make the Communications (as defined below) available to the Lenders by posting the Communications on SyndTrak or a substantially similar electronic transmission system (the “Platform”).

(~~ii~~ii)The Platform is provided “as is” and “as available.”  The Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the communications effected thereby (the “Communications”).  No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform.  In no event shall the Agent or any of its affiliates or any of their respective officers, directors, employees, agents, advisors or representatives (collectively, “Agent Parties”) have any

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liability to the Credit Parties, any Lender or any other Person or entity for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of any Credit Party’s or the Agent’s transmission of communications through the Platform.

Section ~~9.3~~9.3No Waiver; Cumulative Remedies.

No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

Section ~~9.4~~9.4Survival of Representations and Warranties.

All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans; provided that all such representations and warranties shall terminate on the date upon which the Commitments have been terminated and all Credit Party Obligations have been paid in full.

Section ~~9.5~~9.5Payment of Expenses and Taxes; Indemnity.

(~~a~~a)Costs and Expenses.  The Company shall pay (~~i~~i) all reasonable out‑of‑pocket expenses incurred by the Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Agent), and shall pay all fees and time charges and disbursements for attorneys who may be employees of the Agent, in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the Transactions shall be consummated), (~~ii~~ii) all reasonable out‑of‑pocket expenses incurred by the applicable Issuing Lender and the Applicable Swingline Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or Swingline Loan or any demand for payment thereunder and (~~iii~~iii) all reasonable out‑of‑pocket expenses incurred by the Agent, any Lender, any Issuing Lender or any Swingline Lender (including the fees, charges and disbursements of any counsel for the Agent, any Lender, any Swingline Lender or any Issuing Lender), and shall pay the reasonable fees and time charges for attorneys who may be employees of the Agent, any Lender, any Issuing Lender or any Swingline Lender, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out‑of‑pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

(~~b~~b)Indemnification by the Company.  The Company shall indemnify the Agent (and any sub-agent thereof), each Lender, each Issuing Lender and each Swingline Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, penalties, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by

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any Indemnitee or asserted against any Indemnitee by any third party or by the Company or any other Credit Party arising out of, in connection with, or as a result of (~~i~~i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the Transactions, (~~ii~~ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by an Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (~~iii~~iii) any actual or alleged presence or release of Materials of Environmental Concern on or from any property owned or operated by any Credit Party or any of its Subsidiaries, or any liability under Environmental Law related in any way to any Credit Party or any of its Subsidiaries, or (~~iv~~iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Company or any other Credit Party, and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or result from a claim brought by the Company or any other Credit Party against an Indemnitee for a material breach of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Company or such Credit Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.  This section (b) shall not apply with respect to Taxes other than any Taxes that represent losses or damages arising from any non-Tax claim.

(~~c~~c)Reimbursement by Lenders.  To the extent that the Company for any reason fails to indefeasibly pay any amount required under paragraph (a) or (b) of this Section to be paid by it to the Agent (or any sub-agent thereof), the applicable Issuing Lender, the Applicable Swingline Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Agent (or any such sub-agent), the applicable Issuing Lender, the Applicable Swingline Lender or such Related Party, as the case may be, such Lender’s applicable Revolving Commitment Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Agent (or any such sub-agent), the applicable Issuing Lender, the Applicable Swingline Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Agent (or any such sub-agent), the applicable Issuing Lender or the Applicable Swingline Lender in connection with such capacity.

(~~d~~d)Waiver of Consequential Damages, Etc.  To the fullest extent permitted by applicable law, none of the Credit Parties shall assert, and each of the Credit Parties hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.  No Indemnitee referred to in paragraph (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the Transactions.

(~~e~~e)Payments.  All amounts due under this Section shall be payable promptly/not later than ten (10) days after demand therefor.

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(~~f~~f)Survival.  The agreements contained in this Section shall survive the resignation of the Agent, any Swingline Lender and any Issuing Lender, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of the Credit Party Obligations.

Section ~~9.6~~9.6Successors and Assigns; Participations.

(~~a~~a)Successors and Assigns Generally.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Company nor any other Credit Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (~~i~~i) to an assignee in accordance with the provisions of paragraph (b) of this Section, (~~ii~~ii) by way of participation in accordance with the provisions of paragraph (d) of this Section or (~~iii~~iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void).  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(~~b~~b)Assignments by Lenders.  Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(~~i~~i) Minimum Amounts.

(~~A~~A)in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or contemporaneous assignments to related Approved Funds that equal at least the amount specified in paragraph (b)(i)(B) or in the case of an assignment to a Lender under the Revolving Credit Facilities, an Affiliate of a Lender under the applicable Revolving Credit Facilities or an Approved Fund, no minimum amount need be assigned; and

(~~B~~B)in any case not described in paragraph (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) under the Revolving Credit Facilities or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans under the Revolving Credit Facilities of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000, in the case of any assignment in respect of any portion of the Revolving ~~Facility~~Credit Facilities, unless each of the Agent and, so long as no Event of Default has occurred and is continuing, the Company otherwise consents (each such consent not to be unreasonably withheld or delayed).

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(~~ii~~ii) Proportionate Amounts.  Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment ~~assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Tranches~~under the Revolving Credit Facilities on a ~~non-~~pro rata basis with respect to each Revolving Credit Facility.

(~~iii~~iii) Required Consents.  No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(B) of this Section and, in addition:

(~~A~~A)the consent of the Company (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender under the applicable Revolving Credit Facility, an Affiliate of a Lender under the applicable Revolving Credit Facility or an Approved Fund; provided that the Company shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Agent within ten (10) Business Days after having received notice thereof;

(~~B~~B)the consent of the Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of a Revolving Commitment if such assignment is to a Person that is not a Lender with a Commitment ~~in respect of such facility~~under the applicable Revolving Credit Facility, an Affiliate of such Lender under the applicable Revolving Credit Facility or an Approved Fund with respect to such Lender; and

(~~C~~C)the consent of each Issuing Lender and each Swingline Lender (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of a Revolving A Commitment.

(~~iv~~iv) Assignment and Assumption.  The parties to each assignment shall execute and deliver to the Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that the Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment.  The assignee, if it is not a Lender, shall deliver to the Agent an Administrative Questionnaire.

(~~v~~v) No Assignment to Certain Persons.  No such assignment shall be made to (~~A~~A) any Credit Party or any Credit Party’s Affiliates or Subsidiaries or (~~B~~B) any Defaulting Lender or any of its Subsidiaries or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B).

(~~vi~~vi) No Assignment to Natural Persons.  No such assignment shall be made to a natural person.

(~~vii~~vii)Certain Additional Payments.  In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or

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other compensating actions, including funding, with the consent of the Company and the Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (~~A~~A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Agent or any Lender hereunder (and interest accrued thereon), and (~~B~~B) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swingline Loans, to the extent applicable, in accordance with its Applicable Percentage.  Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

Subject to acceptance and recording thereof by the Agent pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.14 and 9.5 with respect to facts and circumstances occurring prior to the effective date of such assignment.  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section.

(~~c~~c)Register.  The Agent, acting solely for this purpose as an agent of the Company, shall maintain at one of its offices in Charlotte, North Carolina a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans owing to, each Lender under each Revolving Credit Facility pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive absent manifest error, and the Company, the Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by the Company and any Lender, at any reasonable time and from time to time upon reasonable prior notice; provided that a Lender shall only be entitled to inspect its own entry in the Register and not that of any other Lender.  In addition, the Agent shall maintain on the Register information regarding the designation and revocation of designation, of any Lender as a Defaulting Lender.

(~~d~~d)Participations.  Any Lender may at any time, without the consent of, or notice to, the Company or the Agent, sell participations to any Person (other than a natural person or any Credit Party or any Credit Party’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (~~i~~i) such Lender’s obligations under this Agreement shall remain unchanged, (~~ii~~ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (~~iii~~iii) the Company, the Agent and the Lenders, Issuing Lenders (to the extent applicable) and Swingline Lenders (to the extent applicable) shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.  For the avoidance of

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doubt, each Lender shall be responsible for the indemnity under Section 9.1(b) with respect to any payments made by such Lender to its Participant(s).

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that affects such Participant.  Subject to paragraph (e) of this Section, the Company agrees that each Participant shall be entitled to the benefits of Sections 2.14 and 2.16 (subject to the requirements and limitations therein, including the requirement in Section 2.16(e) (it being understood that the documentation required under Section 2.16(e) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided such Participant agrees to be subject to Sections 2.19 as if it were a Lender.  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.7 as though it were a Lender, provided such Participant agrees to be subject to Section 2.11 as though it were a Lender.  Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Company, maintain a register in the United States on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations.  The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.  For the avoidance of doubt, the Agent (in its capacity as the Agent) shall have no responsibility for maintaining a Participant Register.

(~~e~~e)Limitations Upon Participant Rights.  A Participant shall not be entitled to receive any greater payment under Sections 2.14 and 2.16 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Company’s prior written consent (such consent not to be unreasonably withheld or delayed).

(~~f~~f)Certain Pledges.  Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

Section ~~9.7~~9.7Right of Set‑off; Sharing of Payments.

(~~a~~a)If an Event of Default shall have occurred and be continuing, each Lender, Issuing Lender, Swingline Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by

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such Lender, Issuing Lender, Swingline Lender or any such Affiliate to or for the credit or the account of the Company against any and all of the obligations of the Company now or hereafter existing under this Agreement or any other Loan Document to such Lender, Swingline Lender or Issuing Lender, irrespective of whether or not such Lender, Swingline Lender or Issuing Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Company may be contingent or unmatured or are owed to a branch or office of such Lender, Swingline Lender or Issuing Lender different from the branch or office holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (~~i~~i) all amounts so set off shall be paid over immediately to the Agent for further application in accordance with the provisions of Section 2.21 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Agent and the Lenders, and (~~ii~~ii) the Defaulting Lender shall provide promptly to the Agent a statement describing in reasonable detail the Credit Party Obligations owing to such Defaulting Lender as to which it exercised such right of setoff.  The rights of each Lender, Swingline Lender, Issuing Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, Swingline Lender, Issuing Lender or their respective Affiliates may have.  Each Lender, Swingline Lender and Issuing Lender agrees to notify the Company and the Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

(~~b~~b)If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder resulting in such Lender’s receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such obligations greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (~~i~~i) notify the Agent of such fact, and (~~ii~~ii) purchase (for cash at face value) participations in the Loans under the applicable Revolving Credit Facility and such other obligations of the other Lenders under the applicable Revolving Credit Facility and, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders under the applicable Revolving Credit Facility ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that:

(~~A~~A)if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(~~B~~B)the provisions of this paragraph shall not be construed to apply to (x) any payment made by the Company pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in Letters of Credit to any assignee or participant, other than to any Credit Party or any Subsidiary thereof (as to which the provisions of this paragraph shall apply) or (z) (1) any amounts applied by the Applicable Swingline Lender to outstanding Swingline Loans and (2) any amounts received by the applicable Issuing Lender and/or the Applicable Swingline Lender to secure the obligations of a Defaulting Lender to fund risk participations hereunder.

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(~~c~~c)The Company consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Company of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Company in the amount of such participation.

Section ~~9.8~~9.8Table of Contents and Section Headings.

The table of contents and the Section and subsection headings herein are intended for convenience only and shall be ignored in construing this Agreement.

Section ~~9.9~~9.9Counterparts; Effectiveness; Electronic Execution.

(~~a~~a)Counterparts; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Except as provided in Section 4.1, this Agreement shall become effective when (~~i~~i) it shall have been executed by the Company, the Guarantors and the Agent, the Lenders and the Agent shall have received copies hereof and thereof (telefaxed or otherwise), and thereafter this Agreement shall be binding upon and inure to the benefit of the Company, the Guarantors, the Agent and each Lender and their respective successors and permitted assigns.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or email shall be effective as delivery of a manually executed counterpart of this Agreement.

(~~b~~b)Electronic Execution of Assignments.  The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, ~~or~~ any other similar state laws based on the Uniform Electronic Transactions Act or the Uniform Commercial Code, each as amended, and the parties hereto hereby waive any objection to the contrary, provided that (x) nothing herein shall require the Agent to accept electronic signature counterparts in any form or format and (y) the Agent reserves the right to require, at any time and at its sole discretion, the delivery of manually executed counterpart signature pages to this Agreement and the parties hereto agree to promptly deliver such manually executed counterpart signature pages.

Section ~~9.10~~9.10Severability.

Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section ~~9.11~~9.11Integration.

This Agreement and the other Loan Documents represent the agreement of the Company, the other Credit Parties, the Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agent, the Company, the other Credit

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Parties, or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or therein.

Section ~~9.12~~9.12Governing Law.

This Agreement and the other Loan Documents, any claims, controversy or dispute arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) shall be governed by, and construed in accordance with, the laws of the State of New York without reference to principles of conflicts or choice of law.

Section ~~9.13~~9.13Consent to Jurisdiction; Service of Process and Venue.

(~~a~~a)Consent to Jurisdiction.  The Company irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of the State of New York and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York sitting State court or, to the fullest extent permitted by applicable law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement or in any other Loan Document shall affect any right that the Agent, any Lender, any Swingline Lender or any Issuing Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Company or any other Credit Party or its properties in the courts of any jurisdiction.

(~~b~~b)Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 9.2.  Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law.

(~~c~~c)Venue.  The Company irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

Section ~~9.14~~9.14Confidentiality.

Each of the Agent, the Lenders, the Swingline Lenders and the Issuing Lenders agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (~~a~~a) to their Affiliates and to its and their Affiliates’ respective partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (~~b~~b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (~~c~~c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (~~d~~d) to any other party hereto, (~~e~~e) in connection with the exercise of any remedies hereunder, under any other Loan Document or Bank Product or any action or proceeding relating to this Agreement, any other Loan Document or Bank Product or the enforcement of rights hereunder or thereunder, (~~f~~f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or

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Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (~~g~~g) (~~i~~i) any actual or prospective party (or its partners, directors, officers, employees, managers, administrators, trustees, agents, advisors or other representatives) to any swap or derivative or similar transaction under which payments are to be made by reference to the Company and its obligations, this Agreement or payments hereunder, (~~ii~~ii) an investor or prospective investor in securities issued by an Approved Fund that also agrees that Information shall be used solely for the purpose of evaluating an investment in such securities issued by the Approved Fund, (~~iii~~iii) a trustee, collateral manager, servicer, backup servicer, noteholder or secured party in connection with the administration, servicing and reporting on the assets serving as collateral for securities issued by an Approved Fund, or (~~iv~~iv) a nationally recognized rating agency that requires access to information regarding the Credit Parties, the Loans and Loan Documents in connection with ratings issued in respect of securities issued by an Approved Fund (in each case, it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential), (~~h~~h) with the consent of the Company or (~~i~~i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Agent, any Lender, any Swingline Lender, any Issuing Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Company.

For purposes of this Section, “Information” shall mean all information received from any Credit Party or any of its Subsidiaries relating to any Credit Party or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to the Agent, any Lender, any Swingline Lender or any Issuing Lender on a nonconfidential basis prior to disclosure by any Credit Party or any of its Subsidiaries; provided that, in the case of information received from any Credit Party or any of its Subsidiaries after the date hereof, such information is clearly identified at the time of delivery as confidential.  Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Section ~~9.15~~9.15Acknowledgments.

The Company hereby acknowledges on behalf of itself and the Guarantors that:

(~~a~~a)each of the Credit Parties has been advised by counsel in the negotiation, execution and delivery of each Loan Document;

(~~b~~b)neither the Agent nor any Lender has any fiduciary relationship with or duty to the Company or any other Credit Party arising out of or in connection with this Agreement and the relationship between the Agent and the Lenders, on one hand, and the Company and the other Credit Parties, on the other hand, in connection herewith is solely that of creditor and debtor; and

(~~c~~c)no joint venture exists among the Lenders and the Agent or among the Company, the Agent or the other Credit Parties and the Lenders.

Section ~~9.16~~9.16Waivers of Jury Trial.

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY

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OTHER THEORY).  EACH PARTY HERETO (~~A~~A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (~~B~~B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section ~~9.17~~9.17Patriot Act Notice.

Each Lender and the Agent (for itself and not on behalf of any other party) hereby notifies the Company that, pursuant to the requirements of the Patriot Act or any other Anti-Money Laundering Laws, it is required to obtain, verify and record information that identifies the Company and the other Credit Parties, which information includes the name and address of the Company and the other Credit Parties and other information that will allow such Lender or the Agent, as applicable, to identify the Company and the other Credit Parties in accordance with the Patriot Act or such Anti-Money Laundering Laws.

Section ~~9.18~~9.18Resolution of Drafting Ambiguities.

The Company acknowledges and agrees that it was represented by counsel in connection with the execution and delivery of this Agreement and the other Loan Documents to which it is a party, that it and its counsel reviewed and participated in the preparation and negotiation hereof and thereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation hereof or thereof.

Section ~~9.19~~9.19Continuing Agreement.

This Agreement shall be a continuing agreement and shall remain in full force and effect until all Credit Party Obligations (other than those obligations that expressly survive the termination of this Agreement) have been paid in full and all Commitments and Letters of Credit have been terminated.

Section ~~9.20~~9.20Press Releases and Related Matters.

The Company and its Affiliates agree that they will not in the future issue any press releases or other public disclosure using the name of Agent or any Lender or their respective Affiliates or referring to this Agreement or any of the Loan Documents without the prior written consent of such Person (other than in connection with standard SEC 10-q, 8-k and other similar filings), unless (and only to the extent that) the Company or such Affiliate are required to do so under law and then, in any event, the Credit Parties or such Affiliate will consult with such Person before issuing such press release or other public disclosure.  The Credit Parties consent to the publication by Agent or any Lender of customary advertising material relating to the Transactions using the name, product photographs, logo or trademark of the Credit Parties.

Section ~~9.21~~9.21No Advisory or Fiduciary Responsibility.

In connection with all aspects of each Transaction, each of the Credit Parties acknowledges and agrees, and acknowledges its Affiliates’ understanding, that:  (~~a~~a) the credit facility provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Credit Parties and their Affiliates, on the one hand, and the

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Lenders, Agent and the Arrangers, on the other hand, and the Credit Parties are capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the Transactions and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (~~b~~b) in connection with the process leading to such transaction, each Lender, the Agent, and each Arranger, each is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for any Credit Party or any of their Affiliates, stockholders, creditors or employees or any other Person; (~~c~~c) no Lender, the Agent, nor any Arranger has assumed or will assume an advisory, agency or fiduciary responsibility in favor of any Credit Party with respect to any of the Transactions or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether any Lender, the Agent or any Arranger has advised or is currently advising any Credit Party or any of its Affiliates on other matters) and none of the Lenders, the Agent, nor any Arranger has any obligation to any Credit Party or any of their Affiliates with respect to the Transactions except those obligations expressly set forth herein and in the other Loan Documents; (~~d~~d) the Lenders, the Agent and the Arrangers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Credit Parties and their Affiliates, and none of the Lenders, the Agent or the Arrangers has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (~~e~~e) the Lenders, the Agent and the Arrangers have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the Transactions (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Credit Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate.  Each of the Credit Parties hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Lenders, the Agent, or any Arrangers with respect to any breach or alleged breach of agency or fiduciary duty.

Section ~~9.22~~9.22Responsible Officers.

The Agent and each of the Lenders are authorized to rely upon the continuing authority of the Responsible Officers with respect to all matters pertaining to the Loan Documents including, but not limited to, the selection of interest rates, the submission of requests for Extensions of Credit and certificates with regard thereto.  Such authorization may be changed only upon written notice to Agent accompanied by evidence, reasonably satisfactory to Agent, of the authority of the Person giving such notice and such notice shall be effective not sooner than five (5) Business Days following receipt thereof by Agent (or such earlier time as agreed to by the Agent).

Section ~~9.23~~9.23Acknowledgment and Consent to Bail-In of ~~EEA~~Affected Financial Institutions.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any ~~EEA~~Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of ~~an EEA~~the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(~~a~~a)the application of any Write-Down and Conversion Powers by ~~an EEA~~the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an ~~EEA~~Affected Financial Institution; and

(~~b~~b)the effects of any Bail-in Action on any such liability, including, if applicable:

(i)a reduction in full or in part or cancellation of any such liability;

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(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such ~~EEA~~Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of ~~any EEA~~the applicable Resolution Authority.

Section ~~9.24~~9.24Certain ERISA Matters.

(a)~~(a)~~ Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agent, ~~each Arranger~~the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Company or any other Credit Party, that at least one of the following is and will be true:

(i)~~(i)~~  such Lender is not using “plan assets” (within the meaning of ~~29 CFR § 2510.3-101, as modified by~~ Section 3(42) of ERISA or otherwise) of one or more Benefit Plans ~~in connection~~ with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit or the Commitments;

(ii)~~(ii)~~  the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement;

(iii)~~(iii)~~  (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or

(iv)~~(iv)~~  such other representation, warranty and covenant as may be agreed in writing between the Agent, in its sole discretion, and such Lender.

(b) ~~(b)~~  In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or ~~such~~(2) a Lender has ~~not~~ provided another representation, warranty and

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covenant ~~as provided~~ in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agent, ~~each Arranger~~the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Company or any other Credit Party, that~~:~~

~~(i)~~   none of the Agent, ~~any Arranger nor any of~~the Arrangers and their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Agent under this Agreement, any Loan Document or any documents related ~~to~~ hereto or thereto)~~;~~.

~~(ii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),~~

~~(iii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Secured Obligations);~~

~~(iv) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and~~

~~(v) no fee or other compensation is being paid directly to the Agent, each Arranger or their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement.~~

~~(c) The Agent and each Arranger hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters~~

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~~of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.~~

Section 9.26Acknowledgement Regarding Any Supported QFCs

.  To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the FDIC under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)As used in this Section 9.26, the following terms have the following meanings:

“BHC Act Affiliate” of a party shall mean an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” shall mean any of the following:

(i)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12

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C.F.R. § 382.2(b).

“Default Right” shall have the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” shall have the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

[Signature Pages ~~Follow~~Redacted]

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~~IN WITNESS WHEREOF, the undersigned have duly executed this Agreement under seal as of the date first set forth above.~~

~~UNIVERSAL HEALTH REALTY INCOME~~

~~TRUST, a real investment trust organized under the laws of the state of Maryland~~

~~By:~~

~~Name:~~

~~Title:~~

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~~WELLS FARGO BANK, NATIONAL~~

~~ASSOCIATION, as a Lender, Agent, a Swingline Lender and an  Issuing Lender~~

~~By:~~

~~Name:~~

~~Title:~~

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~~BANK OF AMERICA, as a Lender, a Swingline Lender and an Issuing Lender~~

~~By:~~

~~Name: Joseph L. Corah~~

~~Title: Director~~

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~~CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender~~

~~By:~~

~~Name:~~

~~Title:~~

~~By:~~

~~Name:~~

~~Title:~~

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~~FIFTH THIRD BANK, as a Lender~~

~~By:~~

~~Name: Ellie Robertson~~

~~Title: Officer~~

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~~JPMORGAN CHASE BANK, N.A., as a Lender~~

~~By:~~

~~Name: Dawn Lee Lum~~

~~Title: Executive Director~~

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~~PNC BANK, NATIONAL ASSOCIATION, as a Lender~~

~~By:~~

~~Name:~~

~~Title:~~

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~~SunTrust Bank, as a Lender~~

~~By:~~

~~Name:  Philip VanFossan~~

~~Title: Vice President~~

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Document comparison by Workshare Compare on Thursday, June 4, 2020 12:46:26 PM

Input:
Document 1 ID	iManage://DMSLIBRARY/WORKAMER/36923252/1
Description	#36923252v1<WORKAMER> - Wells UHRT 2020 - amended Credit Agreement
Document 2 ID	iManage://DMSLIBRARY/WORKAMER/36923252/10
Description	#36923252v10<WORKAMER> - Wells UHRT 2020 - amended Credit Agreement [final]
Rendering set	Standard

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Annex B

Exhibit 1.1(b)

[FORM OF]

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the] [each] Assignor identified in item 1 below ([the] [each, an] “Assignor”) and [the] [each] Assignee identified in item 2 below ([the] [each, an] “Assignee”).  [It is understood and agreed that the rights and obligations of [the Assignors] [the Assignees] hereunder are several and not joint.]1  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the] [each] Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the] [each] Assignor hereby irrevocably sells and assigns to [the Assignee] [the respective Assignees], and [the] [each] Assignee hereby irrevocably purchases and assumes from [the Assignor] [the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Agent as contemplated below (i) all of [the Assignor’s] [the respective Assignors’] rights and obligations in [its capacity as a Lender] [their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor] [the respective Assignors] under the respective facilities identified below (including, without limitation, any letters of credit, guarantees, and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)] [the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the] [any] Assignor to [the] [any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the] [an] “Assigned Interest”).  Each such sale and assignment is without recourse to [the] [any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the] [any] Assignor.

1.Assignor[s]:______________________________

______________________________

2.Assignee[s]:______________________________

______________________________

[1]	Include bracketed language if there are either multiple Assignors or multiple Assignees.

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[for each Assignee, indicate [Affiliate] [Approved Fund] of [identify Lender]

3.	Borrower:UNIVERSAL HEALTH REALTY INCOME TRUST, a real estate investment trust organized under the laws of Maryland

4.	Administrative
Agent:Wells Fargo Bank, National Association, as the administrative agent under the Credit Agreement.

5.

Credit Agreement:The Credit Agreement dated as of March 27, 2018 (as amended by the First Amendment to Credit Agreement, dated as of June 5, 2020 and as further amended, restated or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the guarantors from time to time party thereto, the lenders and other financial institutions from time to time party thereto, and Wells Fargo Bank, National Association, as administrative agent.

6. Assigned Interest[s]:

Assignor[s]	Assignee[s]	Facility Assigned[2]	Aggregate Amount of Commitment/ Loans for all Lenders	Amount of Commitment/ Loans Assigned	Percentage Assigned of Commitment/ Loans	CUSIP Number
			$	$	%
			$	$	%
			$	$	%

[7.Trade Date:______________]3

Effective Date:   _____________ ___, 20___.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[2]	Please indicate whether interests assigned are under the Revolving A Facility or Revolving B Facility.
[3]	To be completed if the Assignor(s) and the Assignee(s) intend that the minimum assignment amount is to be determined as of the Trade Date.

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2

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR[S]

[NAME OF ASSIGNOR]

By:

Title:

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ASSIGNEE[S]

[NAME OF ASSIGNEE]

By:

Title:

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[Consented to and] Accepted:

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Agent

By:

Title:

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[Consented to:]

[NAME OF RELEVANT PARTY]

By:

Title:

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ANNEX 1

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1. Assignor.  The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender; and (b) except as set forth herein, makes no representation or warranty and assumes no responsibility with respect to (i) any statements, representations or warranties made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, validity, legality, enforceability, sufficiency, genuineness or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto or any collateral thereunder, (iii) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto or (iv) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of the Credit Agreement or any other Loan Document.

1.2. Assignee.  The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, from and after the Effective Date, (iv) it is sophisticated regarding decisions to purchase assets such as those represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to purchase the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement [and the other Loan Documents], together with (or been given the opportunity to receive) copies of the most recent financial statements delivered pursuant to Section 5.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest and, on the basis of such documents and information, it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (vi) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or refraining from taking action under the Loan Documents, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, (ii) [it appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto;] and (iii) it will perform in accordance with their terms all of the obligations that are required to be performed by it as a Lender under the Credit Agreement and the other Loan Documents.

UNIVERSAL HEALTH REALTY INCOME TRUST

FIRST AMENDMENT TO CREDIT AGREEMENT

2. Payments. [From and after the Effective Date, the Administrative Agent shall make all payments of principal, interest, fees and other amounts in respect of the Assigned Interest to the Assignor for amounts which have accrued prior to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to the [relevant] Assignee.][From and after the Effective Date, the Administrative Agent shall make all payments of principal, interest, fees and other amounts in respect of the Assigned Interest to the Assignee whether such amounts have accrued prior to or on or after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments made by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.] Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to this clause, and pay to the other party any such amounts which it may receive promptly upon receipt.

3. General Provisions.  This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile or in electronic (i.e., "pdf" or "tif") format shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption [and the other Loan Documents] and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Assignment and Assumption [(except, as to any other Loan Document, as expressly set forth therein)] and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

2

Exhibit 1.1(d)

[FORM OF]

NOTICE OF BORROWING

____ __, 20__

Wells Fargo Bank, National Association, as Agent

  under the Credit Agreement referred to below

1525 West W.T. Harris Blvd. 1B1

Charlotte, North Carolina 28262

Attn: Emily Shane, Syndication Agency Services

Ladies and Gentlemen:

Pursuant to Section 2.1(b)(i) and/or Section 2.9(b)(i) of the Credit Agreement (as amended by the First Amendment to Credit Agreement, dated as of June 5, 2020 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) dated as of March 27, 2018 among UNIVERSAL HEALTH REALTY INCOME TRUST, a real estate investment trust organized under the laws of Maryland (the “Company”), the Lenders and other financial institutions from time to time party thereto (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent for the Lenders, the Company hereby requests the following:

I.Revolving Loans to be made on [date] as follows (the “Proposed Revolving Borrowing”):

     A.    Revolving A Loans:

(1)Total Amount of Revolving A Loans       $

(2)Amount of A.(1) to be allocated

to LIBOR Rate Loans$

(3)Amount of A.(1) to be allocated

to Base Rate Loans$

(4)Interest Periods and amounts to be allocated

thereto in respect of LIBOR Rate Loans

(amounts must total A.(2)):

(i)one month$

(ii)two months$

(iii)three months$

(iv)six months$

Total LIBOR Rate Loans$

    B.   Revolving B Loans:

(1)Total Amount of Revolving B Loans       $

(2)Amount of B.(1) to be allocated

to LIBOR Rate Loans$

(3)Amount of B.(1) to be allocated

to Base Rate Loans$

(4)Interest Periods and amounts to be allocated

thereto in respect of LIBOR Rate Loans

(amounts must total B.(2)):

(i)one month$

(ii)two months$

(iii)three months$

(iv)six months$

Total LIBOR Rate Loans$

    C.   LIBOR Loans Outstanding:

(1)LIBOR Rate Loans Outstandingprior to

giving effect to the Proposed Revolving Borrowing:

(2)LIBOR Rate Loans requested in connection with

the Proposed Revolving Borrowing:

(3)Total Number of LIBOR Rate Loans Outstanding

after giving effect to the Proposed Revolving Borrowing: [4]

NOTE:

BORROWINGS MUST BE IN MINIMUM AMOUNTS OF (A) WITH RESPECT TO LIBOR RATE LOANS $100,000 AND $100,000 INCREMENTS IN EXCESS THEREOF AND (B) WITH RESPECT TO BASE RATE LOANS, $100,000 AND $100,000 INCREMENTS IN EXCESS THEREOF.

II.Swingline Loans to be made on [date] as follows (the “Proposed Swingline Borrowing”; and together with the Proposed Revolving Borrowing, the “Proposed Borrowing”):

(1)Total Amount of Swingline Loans$

NOTE:	SWINGLINE LOAN BORROWINGS MUST BE IN MINIMUM AMOUNTS OF $50,000 AND IN INTEGRAL AMOUNTS OF $50,000 IN EXCESS THEREOF.

[4]	No more than ten (10) LIBOR Rate Loans may be in effect at any time under the Revolving Credit Facilities.

Terms defined in the Credit Agreement shall have the same meanings when used herein.

The undersigned hereby certifies that the following statements are true on the date hereof and will be true on the date of the Proposed Borrowing:

(A)the applicable representations and warranties contained in the Credit Agreement and in the other Loan Documents are and will be true and correct in all material respects, both before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, with the same effect as though such representations and warranties had been made on and as of the date of such Proposed Borrowing (it being understood that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); and

(B)no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.

Very truly yours,

UNIVERSAL HEALTH REALTY INCOME TRUST

a Maryland real estate investment trust

By:

Name:

Title:

Exhibit 1.1(e)

[FORM OF]

NOTICE OF CONVERSION/EXTENSION]

____ __, 20__

Wells Fargo Bank, National Association, as Agent

  under the Credit Agreement referred to below

1525 West W.T. Harris Blvd. 1B1

Charlotte, North Carolina 28262

Attn: Emily Shane, Syndication Agency Services

Ladies and Gentlemen:

Pursuant to Section 2.8 of the Credit Agreement dated as of March 27, 2018 (as amended by the First Amendment to Credit Agreement, dated as of June 5, 2020 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among UNIVERSAL HEALTH REALTY INCOME TRUST, a real estate investment trust organized under the laws of Maryland (the “Company”), the Lenders and other financial institutions from time to time parties thereto (the “Lenders”) and Wells Fargo Bank, National Association, as Agent for the Lenders, the Company hereby requests conversion or extension of the following Revolving A Loans and/or Revolving B Loans, as applicable, be made on [date] as follows (the “Proposed Conversion/Extension”):

A.	Revolving A Loans:

(1)	Total Amount of Revolving A Loans

to be [converted][extended]$

(2)Amount of (1) to be allocated
to LIBOR Rate Loans$

(3)Amount of (1) to be allocated
to Base Rate Loans$

(4)Interest Periods and amounts to be allocated
thereto in respect of LIBOR Rate Loans
(amounts must total (2)):

(i)one month$

(ii)two months$

(iii)three months$

(iv)six months$

Total LIBOR Rate Loans$

B.	Revolving B Loans:

(1)	Total Amount of Revolving B Loans

to be converted$

(2)Amount of (1) to be allocated
to LIBOR Rate Loans$

(3)Amount of (1) to be allocated
to Base Rate Loans$

(4)Interest Periods and amounts to be allocated
thereto in respect of LIBOR Rate Loans
(amounts must total (2)):

(i)one month$

(ii)two months$

(iii)three months$

(iv)six months$

Total LIBOR Rate Loans$

C.         LIBOR Loans Outstanding:

(1)LIBOR Rate Loans Outstandingprior to

giving effect to the proposed conversion or extension:

(2)LIBOR Rate Loans requested in connection with

the proposed conversion or extension:

(3)Total Number of LIBOR Rate Loans Outstanding

after giving effect to the proposed conversion or extension: [5]

NOTE:

BORROWINGS MUST BE IN MINIMUM AMOUNTS OF (A) WITH RESPECT TO LIBOR RATE LOANS, $100,000 and $100,000 INCREMENTS IN EXCESS THEREOF AND (B) WITH RESPECT TO BASE RATE LOANS $100,000 AND $100,000 INCREMENTS IN EXCESS THEREOF.

Terms defined in the Credit Agreement shall have the same meanings when used herein.

The undersigned hereby certifies as of the date hereof and on the-date of the Proposed Conversion/Extension that no Default or Event of Default has occurred and is continuing, or would result from such Proposed Conversion/Extension or from the application of the proceeds thereof.

[5]	No more than ten (10) LIBOR Rate Loans may be in effect at any time under the Revolving Credit Facilities.

5

Very truly yours,

UNIVERSAL HEALTH REALTY INCOME TRUST
a Maryland real estate investment trust

By:
Name:
Title:

6

Exhibit 2.1(e)(i)

[FORM OF]

REVOLVING A NOTE

[____ __], 20[_]

FOR VALUE RECEIVED, the undersigned, UNIVERSAL HEALTH REALTY INCOME TRUST, a real estate investment trust organized under the laws of Maryland (the “Company”) hereby unconditionally promises to pay, on the applicable Maturity Date (as defined in the Credit Agreement referred to below), to the order of [___________] (the “Lender”) at the office of Wells Fargo Bank, National Association located at One Wells Fargo Center, 301 South College Street, 5th Floor, Charlotte, North Carolina 28288 to the Attention of Andrea Chen, Healthcare Corporate Banking, in lawful money of the United States of America and in immediately available funds, the aggregate unpaid principal amount of all Revolving A Loans made by the Lender to the undersigned pursuant to Section 2.1 of the Credit Agreement referred to below.  The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof and, to the extent permitted by law and when required by the Credit Agreement, accrued interest owing hereunder from time to time from the date hereof until payment in full of the principal amount hereof and accrued interest hereon, at the rates and on the dates set forth in the Credit Agreement.

The holder of this Note is authorized to endorse the date and amount of each Revolving A Loan pursuant to Section 2.1 of the Credit Agreement and each payment of principal and interest with respect thereto and its character as a LIBOR Rate Loan or a Base Rate Loan on Schedule I annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed; provided, however, that the failure to make any such endorsement shall not affect the obligations of the undersigned under this Note.

This Note is one of the Notes referred to in the Credit Agreement dated as of March 27, 2018 among the Company, the Lender, the other Lenders from time to time parties thereto and Wells Fargo Bank, National Association, as Agent (as amended by the First Amendment to Credit Agreement, dated as of June 5, 2020 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), and is entitled to the benefits thereof.  Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.  In the event this Note is not paid when due at any stated or accelerated maturity, the Company agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys’ fees.

All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

7

This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

UNIVERSAL HEALTH REALTY INCOME TRUST,

       a Maryland real estate investment trust

By:

Name:

Title:

8

SCHEDULE 1

to

Revolving A Note

LOANS AND PAYMENTS OF PRINCIPAL

Date	Amount Of Loan	Type of Loan[6]	Interest Rate	Interest Period	Maturity Date	Principal Paid or Converted	Principal Balance	Notation Made By
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________

[6]	The type of Loan may be represented by “L” for LIBO Rate Loans or “BR” for Base Rate Loans.

9

Exhibit 2.1(e)(ii)

[FORM OF]

REVOLVING B NOTE

[____ __], 20[_]

FOR VALUE RECEIVED, the undersigned, UNIVERSAL HEALTH REALTY INCOME TRUST, a real estate investment trust organized under the laws of Maryland (the “Company”) hereby unconditionally promises to pay, on the applicable Maturity Date (as defined in the Credit Agreement referred to below), to the order of [___________] (the “Lender”) at the office of Wells Fargo Bank, National Association located at One Wells Fargo Center, 301 South College Street, 5th Floor, Charlotte, North Carolina 28288 to the Attention of Andrea Chen, Healthcare Corporate Banking, in lawful money of the United States of America and in immediately available funds, the aggregate unpaid principal amount of all Revolving B Loans made by the Lender to the undersigned pursuant to Section 2.1 of the Credit Agreement referred to below.  The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof and, to the extent permitted by law and when required by the Credit Agreement, accrued interest owing hereunder from time to time from the date hereof until payment in full of the principal amount hereof and accrued interest hereon, at the rates and on the dates set forth in the Credit Agreement.

The holder of this Note is authorized to endorse the date and amount of each Revolving B Loan pursuant to Section 2.1 of the Credit Agreement and each payment of principal and interest with respect thereto and its character as a LIBOR Rate Loan or a Base Rate Loan on Schedule I annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed; provided, however, that the failure to make any such endorsement shall not affect the obligations of the undersigned under this Note.

This Note is one of the Notes referred to in the Credit Agreement dated as of March 27, 2018 among the Company, the Lender, the other Lenders from time to time parties thereto and Wells Fargo Bank, National Association, as Agent (as amended by the First Amendment to Credit Agreement, dated as of June 5, 2020 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), and is entitled to the benefits thereof.  Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.  In the event this Note is not paid when due at any stated or accelerated maturity, the Company agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys’ fees.

All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

10

This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

UNIVERSAL HEALTH REALTY INCOME TRUST,

       a Maryland real estate investment trust

By:

Name:

Title:

11

SCHEDULE 1

to

Revolving B Note

LOANS AND PAYMENTS OF PRINCIPAL

Date	Amount Of Loan	Type of Loan[7]	Interest Rate	Interest Period	Maturity Date	Principal Paid or Converted	Principal Balance	Notation Made By
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________
______	_______	______	__________	_________	________	_________	_________	________

[7]	The type of Loan may be represented by “L” for LIBO Rate Loans or “BR” for Base Rate Loans.

12

Exhibit 2.6(a)

[FORM OF]

NOTICE OF PREPAYMENT

Dated as of: ________________

Wells Fargo Bank, National Association,

as Agent

1525 West W.T. Harris Blvd. 1B1

Charlotte, North Carolina 28262

Attn: Emily Shane, Syndication Agency Services

Ladies and Gentlemen:

This irrevocable Notice of Prepayment is delivered to you by Universal Health Realty Income Trust (the “Company”), in connection with Section 2.6(a) of the Credit Agreement dated as of March 27, 2018 (as amended by the First Amendment to Credit Agreement, dated as of June 5, 2020 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Company, the Lenders from time to time party thereto, and Wells Fargo Bank, National Association, as administrative agent (the “Agent”).

1.The Company hereby provides notice to the Agent that it shall repay the following [Base Rate Loans] [LIBOR Rate Loans] [Swingline Loans], which constitute [Revolving A Loans][Revolving B Loans] in an amount equal to $[_____________].

2.The Company shall repay the above-referenced Loans on the following Business Day: _______ ___, 20[__].8

3.Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Notice of Prepayment this ____ day of _______, ____.

UNIVERSAL HEALTH REALTY INCOME TRUST

By:

Name:

Title:

[8]

Company required to provide (x) three Business Days’ prior notice in the case of LIBOR Rate Loans, (y) one Business Day’s prior notice in the case of Base Rate Loans and (z) notice prior to 3:00 p.m. EST on same Business Day in the case of Swingline Loans.

Schedule 2.1(a)

Commitments

Lender	Revolving A Committed Amount	Revolving A Commitment Percentage	Revolving B Committed Amount	Revolving B Commitment Percentage
Wells Fargo Bank, National Association	$49,500,000.00	16.50%	$8,250,000.00	16.50%
Bank of America, N.A.	$49,500,000.00	16.50%	$8,250,000.00	16.50%
Fifth Third Bank	$42,000,000.00	14.00%	$7,000,000.00	14.00%
JPMorgan Chase Bank, N.A.	$42,000,000.00	14.00%	$7,000,000.00	14.00%
Truist Bank (f/k/a SunTrust Bank)	$42,000,000.00	14.00%	$7,000,000.00	14.00%
Credit Agricole Corporate and Investment Bank	$37,500,000.00	12.50%	$6,250,000.00	12.50%
PNC Bank, National Association	$37,500,000.00	12.50%	$6,250,000.00	12.50%

Total:	$300,000,000.00	100.00%	$50,000,000.00	100.00%

Schedule 3.1

Corporate Existence

[Omitted]

Schedule 3.2

Subsidiaries; Unconsolidated Affiliates; Capital Structure

[Omitted]

Annex C

Additional Subsidiaries

1.	Des Moines Medical Properties, LLC, an Iowa limited liability company
2.	Escanaba Medical Properties, LLC, a Michigan limited liability company
3.	Southfield Medical Properties, LLC, a Michigan limited liability company
4.	Centennial Medical Properties, LLC, a Delaware limited liability company
5.	Saratoga Hospital Properties, LP, a Texas limited partnership